    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY   , 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

   [ ]     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
           FILE NO. 333-101752

   [X]     PRE-EFFECTIVE AMENDMENT NO. 1

   [ ]     POST-EFFECTIVE AMENDMENT NO.

                                AND/OR

   [ ]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
           1940
           FILE NO. 811-21222

   [X]     AMENDMENT NO. 4

                              EATON VANCE INSURED
                          FLORIDA MUNICIPAL BOND FUND
                Exact Name of Registrant as Specified in Charter

    THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 482-8260
               Registrant's Telephone Number, including Area Code

                                 ALAN R. DYNNER
                            THE EATON VANCE BUILDING
                 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          COPIES OF COMMUNICATIONS TO:

               MARK P. GOSHKO, ESQ.                                THOMAS A. HALE, ESQ.
            KIRKPATRICK & LOCKHART LLP                             SKADDEN, ARPS, SLATE,
                  75 STATE STREET                             MEAGHER & FLOM, LLP (ILLINOIS)
            BOSTON, MASSACHUSETTS 02109                              333 WACKER DRIVE
                                                                  CHICAGO, ILLINOIS 60606

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                               PROPOSED MAXIMUM     PROPOSED MAXIMUM        AMOUNT OF
                                            AMOUNT BEING        OFFERING PRICE     AGGREGATE OFFERING      REGISTRATION
 TITLE OF SECURITIES BEING REGISTERED      REGISTERED(1)         PER UNIT(1)            PRICE(1)            FEES(1)(2)
---------------------------------------------------------------------------------------------------------------------------
Auction Preferred Shares, $0.01 par
value..................................        900                 $25,000               $22,500,000          $2,070
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2) A registration fee of $92 was previously paid in connection with the initial filing.
                             ---------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING OFFERS TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


PRELIMINARY PROSPECTUS           Subject to completion          January 13, 2003

--------------------------------------------------------------------------------

             $262,625,000


             EATON VANCE INSURED


             MUNICIPAL BOND FUNDS

  [EATON VANCE LOGO]


EATON VANCE INSURED MUNICIPAL  EATON VANCE INSURED MASSACHUSETTS    EATON VANCE INSURED NEW YORK
        BOND FUND II                  MUNICIPAL BOND FUND              MUNICIPAL BOND FUND II
   1,750 SHARES, SERIES A                 620 SHARES                         900 SHARES
   1,750 SHARES, SERIES B
     EATON VANCE INSURED         EATON VANCE INSURED MICHIGAN         EATON VANCE INSURED OHIO
         CALIFORNIA                   MUNICIPAL BOND FUND               MUNICIPAL BOND FUND
   MUNICIPAL BOND FUND II                 540 SHARES                         875 SHARES
        1,350 SHARES
 EATON VANCE INSURED FLORIDA    EATON VANCE INSURED NEW JERSEY    EATON VANCE INSURED PENNSYLVANIA
     MUNICIPAL BOND FUND              MUNICIPAL BOND FUND               MUNICIPAL BOND FUND
         900 SHARES                       900 SHARES                        1,040 SHARES



AUCTION PREFERRED SHARES


LIQUIDATION PREFERENCE $25,000 PER SHARE

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE. Each of Eaton Vance Insured Municipal Bond Fund II (the "National Fund"), Eaton Vance Insured California Municipal Bond Fund II (the "California Fund"), Eaton Vance Insured Florida Municipal Bond Fund (the "Florida Fund"), Eaton Vance Insured Massachusetts Municipal Bond Fund (the "Massachusetts Fund"), Eaton Vance Insured Michigan Municipal Bond Fund (the "Michigan Fund"), Eaton Vance Insured New Jersey Municipal Bond Fund (the "New Jersey Fund"), Eaton Vance Insured New York Municipal Bond Fund II (the "New York Fund"), Eaton Vance Insured Ohio Municipal Bond Fund (the "Ohio Fund"), and Eaton Vance Insured Pennsylvania Municipal Bond Fund (the "Pennsylvania Fund") (each a "Fund" and together the "Funds") is a recently organized, non-diversified, closed-end management investment company. Each Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and, in the cases of the California Fund, the Florida Fund, the Massachusetts Fund, the Michigan Fund, the New Jersey Fund, the New York Fund, the Ohio Fund and the Pennsylvania Fund, certain relevant state and local taxes (as described below).



INVESTMENT ADVISER. Each Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). Eaton Vance manages 64 different municipal bond funds with combined assets of about $10.1 billion as of December 31, 2002.



INVESTING IN APS INVOLVES CERTAIN RISKS, SEE "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK CONSIDERATIONS."



NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                                                            ESTIMATED OFFERING
                                                    PUBLIC OFFERING PRICE   SALES LOAD(1)        EXPENSES        PROCEEDS TO FUND
---------------------------------------------------------------------------------------------------------------------------------
National Fund                                                 $87,500,000        $875,000             $194,050        $86,430,950
California Fund                                               $33,750,000        $337,500              $85,905        $33,326,595
Florida Fund                                                  $22,500,000        $225,000              $63,270        $22,211,730
Massachusetts Fund                                            $15,500,000        $155,000              $49,186        $15,295,814
Michigan Fund                                                 $13,500,000        $135,000              $45,163        $13,319,837
New Jersey Fund                                               $22,500,000        $225,000              $63,270        $22,211,730
New York Fund                                                 $22,500,000        $225,000              $63,270        $22,211,730
Ohio Fund                                                     $21,875,000        $218,750              $62,013        $21,594,237
Pennsylvania Fund                                             $26,000,000        $260,000              $70,311        $25,669,689
---------------------------------------------------------------------------------------------------------------------------------



(1) Each Fund and Adviser have agreed to indemnify the Underwriters against certain liabilities under the Securities Act of 1933, as amended. See "Underwriting."



The Underwriters are offering the Auction Preferred Shares subject to various conditions. The Underwriters expect to deliver the APS in book-entry form, through the facilities of The Depository Trust Company to purchasers on or about
         , 2003.



UBS WARBURG


                      MERRILL LYNCH & CO.


                          A.G. EDWARDS & SONS, INC.


                                                           PRUDENTIAL SECURITIES

--------------------------------------------------------------------------------

(continued from the previous page)



Capitalized terms not otherwise defined are defined in the Glossary that appears at the end of this Prospectus. The APS are offered at a price per share of $25,000 subject to a sales load of $250 per share.



Dividends on the APS of each Fund offered hereby will be cumulative from the Date of Original Issue and payable commencing on the dates specified below (an "Initial Dividend Payment Date") and, generally, on a weekly basis thereafter on the days specified below, subject to certain exceptions. The cash dividend rate (the "Applicable Rate") on the APS for the Initial Dividend Period on such dates will be the per annum rate specified below:



                                                       INITIAL DIVIDEND   NORMAL WEEKLY       INITIAL
                                                         PAYMENT DATE      PAYMENT DAY    APPLICABLE RATE
---------------------------------------------------------------------------------------------------------
National Fund
  Series A                                             January 30, 2003      Thursday               %
  Series B(1)                                          January 12, 2004        Monday               %
---------------------------------------------------------------------------------------------------------
California Fund                                        January 30, 2003      Thursday               %
---------------------------------------------------------------------------------------------------------
Florida Fund                                           January 28, 2003       Tuesday               %
---------------------------------------------------------------------------------------------------------
Massachusetts Fund                                     January 31, 2003        Friday               %
---------------------------------------------------------------------------------------------------------
Michigan Fund                                          January 29, 2003     Wednesday               %
---------------------------------------------------------------------------------------------------------
New Jersey Fund                                        January 28, 2003       Tuesday               %
---------------------------------------------------------------------------------------------------------
New York Fund                                          January 29, 2003     Wednesday               %
---------------------------------------------------------------------------------------------------------
Ohio Fund                                              February 3, 2003        Monday               %
---------------------------------------------------------------------------------------------------------
Pennsylvania Fund                                      January 31, 2003        Friday               %
---------------------------------------------------------------------------------------------------------



(1) The Initial Dividend Period for Series B of the National Fund will be a Dividend Period of 360 days ending January 11, 2004.



The APS will not be registered on any stock exchange or on any automated quotation system. APS may only be bought or sold through an order at an auction with or through a broker-dealer that has entered into an agreement with the auction agent of the applicable Fund, or in a secondary market that may be maintained by certain broker-dealers. These broker-dealers are not required to maintain this market and it may not provide you with liquidity. An increase in the level of interest rates, particularly during any Special Dividend Period that is a Long Term Dividend Period as discussed in "Description of APS--Dividends and dividend periods--General," likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.


Each prospective purchaser should review carefully the detailed information regarding the Auction Procedures which appears in this Prospectus and the relevant Fund's Statement of Additional Information and should note that (i) an Order constitutes an irrevocable commitment to hold, purchase or sell APS based upon the results of the related Auction, (ii) the Auctions will be conducted through telephone communications, (iii) settlement for purchases and sales will be on the Business Day following the Auction and (iv) ownership of APS will be maintained in book-entry form by or through the Securities Depository. In certain circumstances, holders of APS may be unable to sell their APS in an Auction and thus may lack liquidity of investment. The APS may only be transferred pursuant to a Bid or a Sell Order placed in an Auction through a Broker-Dealer to the Auction Agent or in the secondary market, if any.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(continued from the previous page)



This Prospectus sets forth concisely information you should know before investing in the APS. Please read and retain this Prospectus for future
reference. A Statement of Additional Information for each Fund dated January   ,
2003 has been filed with the SEC and can be obtained without charge by calling 1-800-225-6265 or by writing to the applicable Fund. Tables of contents to the Statements of Additional Information are located at pages 67 through 71 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information of each Fund. The Statements of Additional Information are available along with other Fund-related materials at the SEC's internet web site (http://www.sec.gov). Each Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.


The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Funds have not authorized any other person to provide you with different information. No Fund is making an offer of these securities in any state where the offer is not permitted. You should not assume that the information appearing in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.


TABLE OF CONTENTS

--------------------------------------------------------------------------------


Prospectus summary....................    1
Financial highlights..................    7
The Funds.............................   17
Use of proceeds.......................   18
Capitalization........................   18
Portfolio composition.................   21
Investment objectives, policies and
  risks...............................   24
Management of the Funds...............   34
Description of APS....................   35
The Auctions..........................   47
Taxes.................................   54
Description of capital structure......   60
Certain provisions of the Declarations
  of Trust............................   62
Underwriting..........................   64
Shareholder Servicing Agent, custodian
  and transfer agent..................   65
Legal opinions........................   65
Independent auditors..................   66
Additional information................   66
National Fund Table of contents for
  the Statement of Additional
  Information.........................   67
California Fund Table of contents for
  the Statement of Additional
  Information.........................   67
Florida Fund Table of contents for the
  Statement of Additional
  Information.........................   68
Massachusetts Fund Table of contents
  for the Statement of Additional
  Information.........................   68
Michigan Fund Table of contents for
  the Statement of Additional
  Information.........................   69
New Jersey Fund Table of contents for
  the Statement of Additional
  Information.........................   69
New York Fund Table of contents for
  the Statement of Additional
  Information.........................   70
Ohio Fund Table of contents for the
  Statement of Additional
  Information.........................   70
Pennsylvania Fund Table of contents
  for the Statement of Additional
  Information.........................   71
Glossary..............................   72


--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

Prospectus summary

This is only a summary. You should review the more detailed information contained in this Prospectus and in each Fund's Statement of Additional Information.


THE FUNDS



Each of Eaton Vance Insured Municipal Bond Fund II ("National Fund"), Eaton Vance Insured California Municipal Bond Fund II ("California Fund"), Eaton Vance Insured Florida Municipal Bond Fund ("Florida Fund"), Eaton Vance Insured Massachusetts Municipal Bond Fund ("Massachusetts Fund"), Eaton Vance Insured Michigan Municipal Bond Fund ("Michigan Fund"), Eaton Vance Insured New Jersey Municipal Bond Fund ("New Jersey Fund"), Eaton Vance Insured New York Municipal Bond Fund II ("New York Fund"), Eaton Vance Insured Ohio Municipal Bond Fund ("Ohio Fund"), and Eaton Vance Insured Pennsylvania Municipal Bond Fund ("Pennsylvania Fund") (each a "Fund" and together the "Funds") is a recently organized, non-diversified, closed-end management investment company. Each of the Funds was organized as a Massachusetts business trust on October 3, 2002. Each Fund has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund's principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109, and its telephone number is 1-800-225-6265. Each Fund commenced operations on November 29, 2002 upon the closing of an initial public offering of its common shares of beneficial interest, par value $0.01 per share ("Common Shares"). The Common Shares of each Fund are traded on the American Stock Exchange ("AMEX") under the following symbols: EIV for the National Fund, EIA for the California Fund, EIF for the Florida Fund, MAB for the Massachusetts Fund, MIW for the Michigan Fund, EMJ for the New Jersey Fund, NYH for the New York Fund, EIO for the Ohio Fund and EIP for the Pennsylvania Fund. In connection with the initial public offering of each Fund's Common Shares, the underwriters were granted an option to purchase additional shares to cover over-allotments.



The Trustees of each Fund have determined that for cost savings and other reasons it is appropriate for the Funds to employ this combined Prospectus with respect to the offering of the APS. However, each Fund offers only its own shares of beneficial interest, including the APS. All statements made in this Prospectus by a Fund are intended to apply only with respect to that Fund and its APS offered hereby. In approving the use of this combined Prospectus, the Trustees of each Fund considered the possibility that a Fund might nevertheless become liable for a misstatement or omission in the Prospectus regarding another Fund.


Certain of the capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

THE OFFERING

Each of the Funds is offering, pursuant to this Prospectus, preferred shares of beneficial interest, par value $0.01 per share, which have been designated Auction Preferred Shares for each of the California Fund, the Florida Fund, the Massachusetts Fund, the Michigan Fund, the New Jersey Fund, the New York Fund, the Ohio Fund and the Pennsylvania Fund and Series A and Series B for the National Fund (collectively, the "APS"). See "The Funds." Issuance of the APS represents the leveraging financing contemplated in connection with the offering of the Common Shares of each Fund.

Each Fund is offering an aggregate of the following number of APS of each Series at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue:


National Fund                                     Michigan Fund........................    540
  Series A--.........................  1,750      New Jersey Fund......................    900
  Series B--.........................  1,750      New York Fund........................    900
California Fund......................  1,350      Ohio Fund............................    875
Florida Fund.........................   900       Pennsylvania Fund....................   1,040
Massachusetts Fund...................   620



The APS are being offered through UBS Warburg LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., and Prudential Securities Incorporated (collectively, the "Underwriters"). See "Underwriting".


INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and, in the case of the California Fund, the Florida Fund, the Massachusetts Fund, the Michigan Fund, the New Jersey Fund, the New York Fund, the Ohio Fund and the Pennsylvania Fund, the particular state and local income taxes set forth below ("state taxes"):


California Fund........  California State          New Jersey         New Jersey Gross Income
                         Personal Income Tax       Fund.............  Tax
Florida Fund...........  Florida Intangibles Tax   New York Fund....  New York State and New
                                                                      York City Personal
                                                                      Income Taxes
Massachusetts Fund.....  Massachusetts State       Ohio Fund........  Ohio State Personal
                         Personal Income Tax                          Income Tax
Michigan Fund..........  Michigan State and City   Pennsylvania       Pennsylvania State and
                         Income and Single         Fund.............  Local Income Taxes and
                         Business Taxes                               Pennsylvania Personal
                                                                      Property Tax


Securities will be purchased and sold in an effort to maintain a competitive yield and to enhance return based upon the relative value of the securities available in the marketplace. There is no assurance that a Fund will achieve its investment objective.


During normal market conditions, at least 80% of each Fund's net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax, including alternative minimum tax, and, in the case of the California Fund, the Florida Fund, the Massachusetts Fund, the Michigan Fund, the New Jersey Fund, the New York Fund, the Ohio Fund and the Pennsylvania Fund, applicable state taxes ("municipal obligations" or "municipal bonds"), and that are insured as to principal and interest payments. Such insurance will be from insurers having a claims-paying ability rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"). This insurance does not protect the market value of such obligations or the net asset value of a Fund. The value of an obligation will be affected by the credit standing of its insurer.



Each Fund primarily invests in high grade municipal obligations. At least 80% of each Fund's net assets will normally be invested in municipal obligations rated in the highest category at the time of investment (which is Aaa by Moody's or AAA by S&P or Fitch or, if unrated, determined to be of comparable quality by the Adviser). Up to 20% of each Fund's net assets may be invested in obligations rated below Aaa or AAA (but not lower than BBB or Baa and, in the case of the California Fund, not lower than A) and comparable unrated obligations. Accordingly, each Fund does not intend to invest any of its assets in obligations rated below investment grade or in comparable unrated obligations. From time to time, each Fund may hold obligations that are unrated but judged to be of comparable quality by the Adviser. Under normal market conditions, each Fund expects to be fully invested (at least 95% of its net assets) in accordance with its investment objective.

A Fund will not invest in an obligation if the interest on that obligation is subject to the federal alternative minimum tax.

A Fund will not invest in municipal obligations that are collateralized by the proceeds from class action or other litigation against the tobacco industry.


A Fund may invest up to 10% of its total assets in residual interest municipal obligations known as inverse floaters. Compared to similar fixed rate municipal obligations, the value of these obligations will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal obligations will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such obligations are held by a Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such obligations or the net asset value of a Fund's shares. To the extent a Fund has preferred shares outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund's income available for distribution.


Each Fund may purchase and sell various kinds of financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices, as well as interest rate swaps and forward rate contracts, to seek to hedge against changes in interest rates or for other risk management purposes. Distributions by a Fund of any income or gains realized on a Fund's transactions in such instruments generally will be taxable. Guidelines of any rating organization that rates any preferred shares issued by a Fund may limit a Fund's ability to engage in such transactions.

INVESTMENT ADVISER AND ADMINISTRATOR


Eaton Vance, an indirect wholly-owned subsidiary of Eaton Vance Corp., is each Fund's investment adviser and administrator. The Adviser and certain of its subsidiaries manage 6 national municipal funds, 49 single state municipal funds, 8 limited maturity municipal funds and 1 money market municipal fund with combined assets of about $10.1 billion as of December 31, 2002. See "Management of the Funds."


RISK FACTORS SUMMARY


Risk is inherent in all investing. Therefore, before investing in a Fund you should consider certain risks carefully. The primary risks of investing in APS are:



+  If an auction fails you may not be able to sell some or all of your APS;



+ Because of the nature of the market for APS, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;



+  A rating agency could downgrade APS, which could affect liquidity;



+ A Fund may be forced to redeem your APS to meet regulatory or rating agency requirements or may elect to redeem your APS in certain circumstances;



+ In extraordinary circumstances, a Fund may not earn sufficient income from its investments to pay dividends;



+ If long-term interest rates rise, the value of a Fund's investment portfolio will decline, reducing the asset coverage for its APS;

+ If an issuer of a municipal bond in which a Fund invests is downgraded or defaults, there may be a negative impact on the income and/or asset value of the Fund's portfolio;



+ Each Fund is a non-diversified management investment company and therefore may be more susceptible to any single economic, political or regulatory occurrence; and



+ The policies of each of the California, Florida, Massachusetts, Michigan, New Jersey, New York, Ohio and Pennsylvania Funds investing primarily in municipal obligations of issuers located in such Fund's respective state, makes such Funds more susceptible to adverse economic, political or regulatory occurrences affecting those issuers. To the extent that a particular industry sector represents a larger portion of a state's total economy, the greater the impact that a downturn in such sector is likely to have on the state's economy.



For additional general risks of investing in APS of the Funds, see "Investment objectives, policies and risks--Risk considerations."


TRADING MARKET

APS are not listed on an exchange. Instead, you may buy or sell APS at an auction that normally is held weekly by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and each Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in APS outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer APS outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The table below shows the first auction date for each series of APS of each Fund and the day on which each subsequent auction will normally be held for each such series. The first auction date for each series of APS of each Fund will be the business day before the dividend payment date for the initial dividend period for each such series. The start date for subsequent dividend periods normally will be the business day following the auction date unless the then-current dividend period is a special dividend period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.


                                                        FIRST AUCTION DATE(1)   SUBSEQUENT AUCTION(1)
-----------------------------------------------------------------------------------------------------
National Fund
  Series A............................................          January 29              February 5
  Series B............................................     January 9, 2004        To be determined
California Fund.......................................          January 29              February 5
Florida Fund..........................................          January 27              February 3
Massachusetts Fund....................................          January 30              February 6
Michigan Fund.........................................          January 28              February 4
New Jersey Fund.......................................          January 27              February 3
New York Fund.........................................          January 28              February 4
Ohio Fund.............................................          January 31              February 7
Pennsylvania Fund.....................................          January 30              February 6


---------------


(1) All dates are 2003 except for Series B of the National Fund which will have an Initial Dividend Period of 360 days ending January 11, 2004.

DIVIDENDS AND DIVIDEND PERIODS


The table on the next page shows the dividend rate for the initial dividend period of the APS offered in this Prospectus. For subsequent dividend periods, APS shares will pay dividends based on a rate set at auctions, normally held weekly. In most instances dividends are also paid weekly, on the day following the end of the dividend period. The rate set at auction will not exceed the Maximum Rate. See "The Auction--Auction procedures."



Finally the table below shows the numbers of days of the initial dividend period for the APS. Subsequent dividend periods generally will be 7 days. The dividend payment date for special dividend periods of more than 28 days will be set out in the notice designating a special dividend period. See "Description of APS--Dividends and dividend periods."



                                                                                         NUMBER OF
                                       DATE OF                                             DAYS OF
                        INITIAL   ACCUMULATION     DIVIDEND PAYMENT         SUBSEQUENT     INITIAL
                       DIVIDEND     OF INITIAL     DATE FOR INITIAL   DIVIDEND PAYMENT    DIVIDEND
                           RATE        RATE(1)   DIVIDEND PERIOD(1)               DATE      PERIOD
--------------------------------------------------------------------------------------------------
National Fund
  Series A...........             January 17            January 30          February 6          13
  Series B...........             January 17      January 12, 2004    To be determined         360
California Fund......             January 17            January 30          February 6          13
Florida Fund.........             January 17            January 28          February 4          11
Massachusetts Fund...             January 17            January 31          February 7          14
Michigan Fund........             January 17            January 29          February 5          12
New Jersey Fund......             January 17            January 28          February 4          11
New York Fund........             January 17            January 29          February 5          12
Ohio Fund............             January 17            February 3         February 10          17
Pennsylvania Fund....             January 17            January 31          February 7          14


---------------


(1) All dates are 2003 except for Series B of the National Fund which will have an Initial Dividend Period of 360 days ending January 11, 2004.


TAXATION


Because under normal circumstances each Fund will invest substantially all of its assets in municipal bonds that pay interest exempt from federal income tax, including alternative minimum tax, and, in the cases of the California Fund, the Florida Fund, the Massachusetts Fund, the Michigan Fund, the New Jersey Fund, the New York Fund, the Ohio Fund and the Pennsylvania Fund, applicable state taxes, the income you receive will ordinarily be similarly exempt. To the extent that the California Fund, the Florida Fund, the Massachusetts Fund, the Michigan Fund, the New Jersey, the New York Fund, the Ohio Fund or the Pennsylvania Fund invests in obligations of issuers not located in those respective states, your income from such Funds may be subject to applicable state taxes. Taxable income or gain earned by a Fund will be allocated proportionately to holders of APS and Common Shares, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified APS dividends may be subject to regular federal income tax on income or gains attributed to a Fund. Each Fund intends to notify shareholders, before any applicable auction for a dividend period of 28 days or less, of the amount of any taxable income and gain for regular federal income tax purposes only, to be paid for the period relating to that auction. For longer periods, a Fund may notify shareholders. In certain circumstances, a Fund will make shareholders whole for taxes owing on dividends paid to shareholders that include taxable income and gains. See "Description of APS--Dividends and dividend periods--Additional dividends" and "Taxes."

REDEMPTION


Although each Fund will not ordinarily redeem APS, it may be required to redeem APS if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet a rating agency guideline in a timely manner. See "Description of APS--Redemption--Mandatory redemption." A Fund voluntarily may redeem APS in certain circumstances. See "Description of APS--Redemption--Optional redemption."


LIQUIDATION PREFERENCE


The liquidation preference of the APS of each series is $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation rights." In addition, holders of APS may be entitled to receive Additional Dividends in the event of the liquidation of a Fund, as provided herein. See "Description of APS--Dividends and dividend periods--Additional dividends" and "Liquidation rights."


RATING


Shares of APS of each Fund will be issued with a credit quality rating of AAA from S&P. Each Fund may at some future time look to have its APS rated by an additional or a substitute rating agency. Because each Fund is required to maintain at least one rating, it must own portfolio securities of sufficient value with adequate credit quality to meet the rating agency's guidelines. See "Description of APS--Rating agency guidelines and asset coverage."


VOTING RIGHTS


The 1940 Act requires that the holders of APS and any other preferred shares of a Fund, voting as a separate class, have the right to elect at least two Trustees of that Fund at all times and to elect a majority of the Trustees at any time when two years' dividends on the APS or any other preferred shares are unpaid. The holders of APS and any other preferred shares of a Fund will vote as a separate class on certain other matters as required under each Fund's Agreement and Declaration of Trust ("Declaration of Trust") and the 1940 Act. See "Description of APS--Voting rights" and "Certain provisions of the Declarations of Trust."

--------------------------------------------------------------------------------

Financial highlights


Information contained in the tables below under the headings "Per share operating performance" and "Ratios/Supplemental data" shows the unaudited operating performance of each Fund from the commencement of the Fund's investment operations on November 25, 2002 until December 31, 2002. Since each Fund commenced operations on November 25, 2002, the tables cover approximately five weeks of operations, during which a substantial portion of the Funds' assets were invested in high-quality, short-term municipal debt securities. Accordingly, the information presented may not provide a meaningful picture of each Fund's operating performance.



                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                    PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
NATIONAL FUND                                                 ------------------------
Net asset value -- Beginning of period(3)...................          $ 14.325
                                                                      --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $  0.044
Net realized and unrealized gain............................             0.321
                                                                      --------
Total income from operations................................          $  0.365
                                                                      --------
Common share offering costs.................................          $ (0.030)
                                                                      --------
Net asset value -- End of period............................          $ 14.660
                                                                      --------
Market value -- End of period...............................          $ 15.010
                                                                      --------
Total Investment Return on Net Asset Value(4)...............              2.34%
                                                                      --------
Total Investment Return on Market Value(4)..................              4.78%
                                                                      --------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $139,340
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................              0.65%(5)
  Net investment income.....................................              3.40%(5)
Portfolio Turnover..........................................                26%
--------------------------------------------------------------------------------------



 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such action not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................               0.85%(5)
            Net investment income...........................               3.20%(5)
          Net investment income per share...................           $  0.041


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


(1) For the period from the start of business, November 29, 2002, to December 31, 2002.



(2) Computed using average common shares outstanding.



(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5) Annualized.


--------------------------------------------------------------------------------
 8

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                    PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
CALIFORNIA FUND                                               ------------------------
Net asset value -- Beginning of period(3)...................          $ 14.325
                                                                      --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $  0.040
Net realized and unrealized gain............................             0.245
                                                                      --------
Total income from operations................................          $  0.285
                                                                      --------
Common share offering costs.................................          $ (0.030)
                                                                      --------
Net asset value -- End of period............................          $ 14.580
                                                                      --------
Market value -- End of period...............................          $ 15.000
                                                                      --------
Total Investment Return on Net Asset Value(4)...............              1.78%
                                                                      --------
Total Investment Return on Market Value(4)..................              4.71%
                                                                      --------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $ 54,043
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................              0.72%(5)
  Net investment income.....................................              3.15%(5)
Portfolio Turnover..........................................                24%
--------------------------------------------------------------------------------------



 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................               1.03%(5)
            Net investment income...........................               2.84%(5)
          Net investment income per share...................           $   0.036


--------------------------------------------------------------------------------


(1) For the period from the start of business, November 29, 2002, to December 31, 2002.



(2) Computed using average common shares outstanding.



(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5) Annualized.


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                   PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
FLORIDA FUND                                                  -----------------------
Net asset value -- Beginning of period(3)...................         $ 14.325
                                                                     --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................         $  0.032
Net realized and unrealized gain............................            0.273
                                                                     --------
Total income from operations................................         $  0.305
                                                                     --------
Common share offering costs.................................         $ (0.030)
                                                                     --------
Net asset value -- End of period............................         $ 14.600
                                                                     --------
Market value -- End of period...............................         $ 15.030
                                                                     --------
Total Investment Return on Net Asset Value(4)...............             1.92%
                                                                     --------
Total Investment Return on Market Value(4)..................             4.92%
                                                                     --------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................         $ 35,136
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................             0.77%(5)
  Net investment income.....................................             2.55%(5)
Portfolio Turnover..........................................                9%
-------------------------------------------------------------------------------------



 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................               1.17%(5)
            Net investment income...........................               2.15%(5)
          Net investment income per share...................           $  0.027


--------------------------------------------------------------------------------


(1) For the period from the start of business, November 29, 2002, to December 31, 2002.



(2) Computed using average common shares outstanding.



(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5) Annualized.


--------------------------------------------------------------------------------
 10

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                   PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
MASSACHUSETTS FUND                                            -----------------------
Net asset value -- Beginning of period(3)...................         $ 14.325
                                                                     --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................         $  0.035
Net realized and unrealized gain............................            0.230
                                                                     --------
Total income from operations................................            0.265
                                                                     --------
Common share offering costs.................................         $ (0.030)
                                                                     --------
Net asset value -- End of period............................         $ 14.560
                                                                     --------
Market value -- End of period...............................         $ 15.280
                                                                     --------
Total Investment Return on Net Asset Value(4)...............             1.64%
                                                                     --------
Total Investment Return on Market Value(4)..................             6.67%
                                                                     --------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................         $ 23,750
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................             0.76%(5)
  Net investment income.....................................             2.78%(5)
Portfolio Turnover..........................................               28%
-------------------------------------------------------------------------------------



 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................              1.29%(5)
            Net investment income...........................              2.25%(5)
          Net investment income per share...................            $0.028


--------------------------------------------------------------------------------


(1) For the period from the start of business, November 29, 2002, to December 31, 2002.



(2) Computed using average common shares outstanding.



(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5) Annualized.


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                   PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
MICHIGAN FUND                                                 -----------------------
Net asset value -- Beginning of period(3)...................          $14.325
                                                                      -------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $ 0.035
Net realized and unrealized gain............................            0.200
                                                                      -------
Total income from operations................................          $ 0.235
                                                                      -------
Common share offering costs.................................          $(0.030)
                                                                      -------
Net asset value -- End of period............................          $14.530
                                                                      -------
Market value -- End of period...............................          $15.170
                                                                      -------
Total Investment Return on Net Asset Value(4)...............             1.43%
                                                                      -------
Total Investment Return on Market Value(4)..................             5.90%
                                                                      -------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $20,800
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................             0.66%(5)
  Net investment income.....................................             2.73%(5)
Portfolio Turnover..........................................               17%


--------------------------------------------------------------------------------


 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................              1.22%(5)
            Net investment income...........................              2.17%(5)
          Net investment income per share...................            $0.028


--------------------------------------------------------------------------------


(1) For the period from the start of business, November 29, 2002, to December 31, 2002.



(2) Computed using average common shares outstanding.



(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5) Annualized.


--------------------------------------------------------------------------------
 12

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                   PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
NEW JERSEY FUND                                               -----------------------
Net asset value -- Beginning of period(3)...................          $14.325
                                                                      -------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $ 0.038
Net realized and unrealized gain............................            0.367
                                                                      -------
Total income from operations................................          $ 0.405
                                                                      -------
Common share offering costs.................................          $(0.030)
                                                                      -------
Net asset value -- End of period............................          $14.700
                                                                      -------
Market value -- End of period...............................          $15.010
                                                                      -------
Total Investment Return on Net Asset Value(4)...............             2.62%
                                                                      -------
Total Investment Return on Market Value(4)..................             4.78%
                                                                      -------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $35,369
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................             0.65%(5)
  Net investment income.....................................             2.94%(5)
Portfolio Turnover..........................................               23%


--------------------------------------------------------------------------------


 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................              1.04%(5)
            Net investment income...........................              2.55%(5)
          Net investment income per share...................            $0.033


--------------------------------------------------------------------------------


(1) For the period from the start of business, November 29, 2002, to December 31, 2002.



(2) Computed using average common shares outstanding.



(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5) Annualized.


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                              FINANCIAL STATEMENTS


                        FINANCIAL HIGHLIGHTS (UNAUDITED)


                            AS OF DECEMBER 31, 2002



                                                                   PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
NEW YORK FUND                                                 -----------------------
Net asset value -- Beginning of period(3)...................          $14.325
                                                                      -------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $ 0.036
Net realized and unrealized gain............................            0.289
                                                                      -------
Total income from operations................................          $ 0.325
                                                                      -------
Common Share offering costs.................................          $(0.030)
                                                                      -------
Net asset value -- End of period............................          $14.620
                                                                      -------
Market value -- End of period...............................          $15.000
                                                                      -------
Total Investment Return on Net Asset Value(4)...............             2.06%
                                                                      -------
Total Investment Return on Market Value(4)..................             4.71%
                                                                      -------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $36,646
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................             0.70%(5)
  Net investment income.....................................             2.79%(5)
Portfolio Turnover..........................................               18%


--------------------------------------------------------------------------------


 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................              1.09%(5)
            Net investment income...........................              2.40%(5)
          Net investment income per share...................            $0.031


--------------------------------------------------------------------------------


(1) For the period from the start of business, November 29, 2002, to December 31, 2002.



(2) Computed using average common shares outstanding.



(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5) Annualized.


--------------------------------------------------------------------------------
 14

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                   PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
OHIO FUND                                                     -----------------------
Net asset value -- Beginning of period(3)...................         $ 14.325
                                                                     --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................         $  0.033
Net realized and unrealized gain............................            0.272
                                                                     --------
Total income from operations................................         $  0.305
                                                                     --------
Common share offering costs.................................         $ (0.030)
                                                                     --------
Net asset value -- End of period............................         $ 14.600
                                                                     --------
Market value -- End of period...............................         $ 15.350
                                                                     --------
Total Investment Return on Net Asset Value(4)...............             1.92%
                                                                     --------
Total Investment Return on Market Value(4)..................             7.16%
                                                                     --------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................         $ 34,403
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................             0.76%(5)
  Net investment income.....................................             2.60%(5)
Portfolio Turnover..........................................                5%


--------------------------------------------------------------------------------


 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................              1.17%(5)
            Net investment income...........................              2.19%(5)
          Net investment income per share...................            $0.028


--------------------------------------------------------------------------------


(1) For the period from the start of business, November 29, 2002, to December 31, 2002.



(2) Computed using average common shares outstanding.



(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5) Annualized.


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                   PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
PENNSYLVANIA FUND                                             -----------------------
Net asset value -- Beginning of period(3)...................          $14.325
                                                                      -------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $ 0.033
Net realized and unrealized gain............................            0.242
                                                                      -------
Total income from operations................................          $ 0.275
                                                                      -------
Common share offering costs.................................          $(0.030)
                                                                      -------
Net asset value -- End of period............................          $14.570
                                                                      -------
Market value -- End of period...............................          $15.060
                                                                      -------
Total Investment Return on Net Asset Value(4)...............             1.71%
                                                                      -------
Total Investment Return on Market Value(4)..................             5.13%
                                                                      -------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $39,433
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................             0.68%(5)
  Net investment income.....................................             2.54%(5)
Portfolio Turnover..........................................               29%


--------------------------------------------------------------------------------


 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................              1.04%(5)
            Net investment income...........................              2.18%(5)
          Net investment income per share...................            $0.028


--------------------------------------------------------------------------------


(1) For the period from the start of business, November 29, 2002, to December 31, 2002.



(2) Computed using average common shares outstanding.



(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5) Annualized.


--------------------------------------------------------------------------------
 16

--------------------------------------------------------------------------------

The Funds

Each of Eaton Vance Insured Municipal Bond Fund (the "National Fund"), Eaton Vance Insured California Municipal Bond Fund II (the "California Fund"), Eaton Vance Insured Florida Municipal Bond Fund (the "Florida Fund"), Eaton Vance Insured Massachusetts Municipal Bond Fund (the "Massachusetts Fund"), Eaton Vance Insured Michigan Municipal Bond Fund (the "Michigan Fund"), Eaton Vance Insured New Jersey Municipal Bond Fund (the "New Jersey Fund"), Eaton Vance Insured New York Municipal Bond Fund II (the "New York Fund"), Eaton Vance Insured Ohio Municipal Bond Fund (the "Ohio Fund") and Eaton Vance Insured Pennsylvania Municipal Bond Fund (the "Pennsylvania Fund") (each a "Fund" and together the "Funds") is a non-diversified, closed-end management investment company. Each Fund was organized as a Massachusetts business trust on October 3, 2002. Each Fund has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund's principal office is The Eaton Vance Building, 255 State Street, Boston, MA 02109, and its telephone number is 1-800-225-6265.


Each Fund commenced operations on November 25, 2002 upon the closing of an initial public offering of shares of its common shares of beneficial interest, $0.01 par value (the "Common Shares"). The proceeds of such offerings were as follows after the payment of offering expenses: National Fund--$130,084,500; California Fund--$50,747,250; Florida Fund--$32,878,500; Massachusetts Fund-- $22,157,250; Michigan Fund--$19,298,250; New Jersey Fund--$32,878,500; New York
Fund--$34,308,000; Ohio Fund--$32,163,750; and Pennsylvania Fund--$37,167,000.
In connection with the initial public offering of each Fund's Common Shares, the underwriters were granted an option to purchase, at a price of $14.325 per Common Share, the following amounts of additional Common Shares to cover over-allotments: National Fund--1,365,000; California Fund--532,500; Florida Fund--345,000; Massachusetts Fund--232,500; Michigan Fund--202,500; New Jersey Fund--345,000; New York Fund--360,000; Ohio Fund--337,500; and Pennsylvania Fund--390,000. On December 20, 2002, the underwriters partially exercised the over-allotment with respect to each Fund and purchased the following amounts of Common Shares: National Fund--400,000; California Fund--150,000; Florida Fund--100,000; Massachusetts Fund--75,000; Michigan Fund--75,000; New Jersey Fund--100,000; New York Fund--100,000; Ohio Fund--100,000; and Pennsylvania Fund--100,000. Additionally, on January 10, 2003, the underwriters again partially exercised the over-allotment with respect to each Fund and purchased the following amount of common shares: National Fund--397,891; California Fund--144,565; Florida Fund--135,523; Massachusetts Fund--111,768; Michigan Fund--75,707; New Jersey Fund--146,634; New York Fund--46,647; Ohio Fund--146,446; and Pennsylvania Fund--230,531.



The Trustees of each Fund have determined that for cost savings and other reasons it is appropriate for the Funds to employ this combined Prospectus with respect to the offering of the APS. However, each Fund offers only its own shares of beneficial interest, including the APS. All statements made in this Prospectus by a Fund are intended to apply only with respect to that Fund and its APS offered hereby. In approving the use of this combined Prospectus, the Trustees of each Fund considered the possibility that a Fund might nevertheless become liable for a misstatement or omission in the Prospectus regarding another Fund.


Certain of the capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Use of proceeds


The net proceeds of this offering will be approximately as follows after the payment of the sales load and expected offering costs: National Fund--$86,430,950; California Fund--$33,326,595; Florida Fund--$22,211,730;
Massachusetts Fund--$15,295,814; Michigan Fund--$13,319,837; New Jersey Fund--$22,211,730; New York Fund--$22,211,730; Ohio Fund--$21,594,237; and
Pennsylvania Fund--$25,669,689. See "Underwriting."


Each Fund will invest the net proceeds of the offering in accordance with its investment objective and policies stated below. It is presently anticipated that each Fund will be able to invest substantially all of the net proceeds in municipal obligations that meet those investment objectives and policies during a period estimated not to exceed three months from the completion of the offering of the APS depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in high quality short-term, tax-exempt securities.

Capitalization


The following table sets forth the unaudited capitalization of each Fund as of December 31, 2002 as if the Common Shares of each Fund purchased by the Underwriters pursuant to their overallotment option ("Overallotment Common Shares") had been issued on that date and as adjusted to give effect to the issuance of the APS offered hereby.



                       NATIONAL FUND                             ACTUAL      AS ADJUSTED
-----------------------------------------------------------------------------------------
                                                              (unaudited)    (unaudited)
Preferred shares, par value, $0.01 per share (no shares
  issued; 3,500, as adjusted, at $25,000 per share
  liquidation preference)...................................  $         --   $ 87,500,000
                                                              ============   ============
SHAREHOLDERS' EQUITY:
Common Shares, par value, $0.01 per share (9,904,558 shares
  issued and outstanding)...................................  $     99,046   $     99,046
Capital in excess of par value attributable to Common
  Shares....................................................   141,491,306    140,422,256
Net undistributed investment income.........................       410,679        410,679
Net accumulated realized gain (loss)........................       191,815        191,815
Net unrealized appreciation on investments..................     2,834,999      2,834,999
                                                              ------------   ------------
Net Assets..................................................  $145,027,845   $143,958,795
                                                              ============   ============


--------------------------------------------------------------------------------
 18

CAPITALIZATION
--------------------------------------------------------------------------------


                      CALIFORNIA FUND                            ACTUAL      AS ADJUSTED
-----------------------------------------------------------------------------------------
                                                              (unaudited)    (unaudited)
Preferred shares, par value, $0.01 per share (no shares
  issued; 1,350, as adjusted, at $25,000 per share
  liquidation preference)...................................  $         --   $ 33,750,000
                                                              ============   ============
SHAREHOLDERS' EQUITY:
Common Shares, par value, $0.01 per share (3,851,232 shares
  issued and outstanding)...................................  $     38,512   $     38,512
Capital in excess of par value attributable to Common
  Shares....................................................    55,019,545     54,596,140
Net undistributed investment income.........................       143,404        143,404
Net accumulated realized gain (loss)........................        81,919         81,919
Net unrealized appreciation on investments..................       826,663        826,663
                                                              ------------   ------------
Net Assets..................................................  $ 56,110,043   $ 55,686,638
                                                              ============   ============



                        FLORIDA FUND                            ACTUAL      AS ADJUSTED
---------------------------------------------------------------------------------------
                                                              (unaudited)   (unaudited)
Preferred shares, par value, $0.01 per share (no shares
  issued; 900, as adjusted, at $25,000 per share liquidation
  preference)...............................................  $        --   $22,500,000
                                                              ===========   ===========
SHAREHOLDERS' EQUITY:
Common Shares, par value, $0.01 per share (2,542,190 shares
  issued and outstanding)...................................  $    25,422   $    25,422
Capital in excess of par value attributable to Common
  Shares....................................................   36,319,879    36,031,609
Net undistributed investment income.........................       75,309        75,309
Net accumulated realized gain (loss)........................       18,998        18,998
Net unrealized appreciation on investments..................      634,025       634,025
                                                              -----------   -----------
Net Assets..................................................  $37,073,633   $36,785,363
                                                              ===========   ===========



                     MASSACHUSETTS FUND                         ACTUAL      AS ADJUSTED
---------------------------------------------------------------------------------------
                                                              (unaudited)   (unaudited)
Preferred shares, par value, $0.01 per share (no shares
  issued; 620, as adjusted, at $25,000 per share liquidation
  preference)...............................................  $        --   $15,500,000
                                                              ===========   ===========
SHAREHOLDERS' EQUITY:
Common Shares, par value, $0.01 per share (1,743,435 shares
  issued and outstanding)...................................  $    17,434   $    17,434
Capital in excess of par value attributable to Common
  Shares....................................................   24,909,665    24,705,479
Net undistributed investment income.........................       55,409        55,409
Net accumulated realized gain (loss)........................       21,305        21,305
Net unrealized appreciation on investments..................      344,039       344,039
                                                              -----------   -----------
Net Assets..................................................  $25,347,852   $25,143,666
                                                              ===========   ===========


--------------------------------------------------------------------------------

CAPITALIZATION
--------------------------------------------------------------------------------


                       MICHIGAN FUND                            ACTUAL      AS ADJUSTED
---------------------------------------------------------------------------------------
                                                              (unaudited)   (unaudited)
Preferred shares, par value, $0.01 per share (no shares
  issued; 540, as adjusted, at $25,000 per share liquidation
  preference)...............................................  $        --   $13,500,000
                                                              ===========   ===========
SHAREHOLDERS' EQUITY:
Common Shares, par value, $0.01 per share (1,507,374 shares
  issued and outstanding)...................................  $    15,074   $    15,074
Capital in excess of par value attributable to Common
  Shares....................................................   21,537,533    21,357,370
Net undistributed investment income.........................       48,946        48,946
Net accumulated realized gain (loss)........................       17,940        17,940
Net unrealized appreciation on investments..................      263,213       263,213
                                                              -----------   -----------
Net Assets..................................................  $21,882,706   $21,702,543
                                                              ===========   ===========



                      NEW JERSEY FUND                           ACTUAL      AS ADJUSTED
---------------------------------------------------------------------------------------
                                                              (unaudited)   (unaudited)
Preferred shares, par value, $0.01 per share (no shares
  issued; 900, as adjusted, at $25,000 per share liquidation
  preference)...............................................  $        --   $22,500,000
                                                              ===========   ===========
SHAREHOLDERS' EQUITY:
Common Shares, par value, $0.01 per share (2,553,301 shares
  issued and outstanding)...................................  $    25,533   $    25,533
Capital in excess of par value attributable to Common
  Shares....................................................   36,478,600    36,190,330
Net undistributed investment income.........................       89,854        89,854
Net accumulated realized gain (loss)........................       35,768        35,768
Net unrealized appreciation on investments..................      835,178       835,178
                                                              -----------   -----------
Net Assets..................................................  $37,464,933   $37,176,663
                                                              ===========   ===========



                       NEW YORK FUND                            ACTUAL      AS ADJUSTED
---------------------------------------------------------------------------------------
                                                              (unaudited)   (unaudited)
Preferred shares, par value, $0.01 per share (no shares
  issued; 900, as adjusted, at $25,000 per share liquidation
  preference)...............................................  $        --   $22,500,000
                                                              ===========   ===========
SHAREHOLDERS' EQUITY:
Common Shares, par value, $0.01 per share (2,553,314 shares
  issued and outstanding)...................................  $    25,533   $    25,533
Capital in excess of par value attributable to Common
  Shares....................................................   36,478,786    36,190,516
Net undistributed investment income.........................       88,813        88,813
Net accumulated realized gain (loss)........................       22,040        22,040
Net unrealized appreciation on investments..................      697,216       697,216
                                                              -----------   -----------
Net Assets..................................................  $37,312,388   $37,024,118
                                                              ===========   ===========


--------------------------------------------------------------------------------
 20

CAPITALIZATION
--------------------------------------------------------------------------------


                         OHIO FUND                              ACTUAL      AS ADJUSTED
---------------------------------------------------------------------------------------
                                                              (unaudited)   (unaudited)
Preferred shares, par value, $0.01 per share (no shares
  issued; 875, as adjusted, at $25,000 per share liquidation
  preference)...............................................  $        --   $21,875,000
                                                              ===========   ===========
SHAREHOLDERS' EQUITY:
Common Shares, par value, $0.01 per share (2,503,113 shares
  issued and outstanding)...................................  $    25,031   $    25,031
Capital in excess of par value attributable to Common
  Shares....................................................   35,761,665    35,480,902
Net undistributed investment income.........................       75,339        75,339
Net accumulated realized gain (loss)........................        2,880         2,880
Net unrealized appreciation on investments..................      631,099       631,099
                                                              -----------   -----------
Net Assets..................................................  $36,496,014   $36,215,251
                                                              ===========   ===========



                     PENNSYLVANIA FUND                          ACTUAL      AS ADJUSTED
---------------------------------------------------------------------------------------
                                                              (unaudited)   (unaudited)
Preferred shares, par value, $0.01 per share (no shares
  issued; 1,040, as adjusted, at $25,000 per share
  liquidation preference)...................................  $        --   $26,000,000
                                                              ===========   ===========
SHAREHOLDERS' EQUITY:
Common Shares, par value, $0.01 per share (2,937,198 shares
  issued and outstanding)...................................  $    29,372   $    29,372
Capital in excess of par value attributable to Common
  Shares....................................................   41,962,568    41,632,257
Net undistributed investment income.........................       87,221        87,221
Net accumulated realized gain (loss)........................       23,936        23,936
Net unrealized appreciation on investments..................      625,099       625,099
                                                              -----------   -----------
Net Assets..................................................  $42,728,196   $42,397,885
                                                              ===========   ===========


Portfolio composition


As of December 31, 2002, the following tables indicate the approximate percentage of each Fund's portfolio invested in long-term and short-term municipal obligations. Also included in these tables is other information with respect to the composition of each Fund's investment portfolio as of the same date.



NATIONAL FUND (92.2% long-term; 4.5% short-term)



                                  NUMBER OF
S&P(1)   MOODY'S(1)    FITCH(1)      ISSUES      VALUE       PERCENT
--------------------------------------------------------------------
AAA        Aaa          AAA          26       $110,302,680     74.9%
AA         Aa           AA            4         25,414,851     17.3%
A          A            A             2          6,610,000      4.5%
           Cash..                    --       $  4,863,784      3.3%
                                     --       ------------    ------
           Total..                   32       $147,191,315    100.0%
                                     ==       ============    ======


--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

--------------------------------------------------------------------------------


CALIFORNIA FUND (99.1% long-term; 0.0% short-term)



                                  NUMBER OF
S&P(1)   MOODY'S(1)    FITCH(1)      ISSUES         VALUE   PERCENT
-------------------------------------------------------------------
AAA        Aaa          AAA          31       $51,890,583     94.5%
AA         Aa           AA            1         2,525,375      4.6%
           Cash..                    --           506,107      0.9%
                                     --       -----------    -----
           Total..                   32       $54,922,065    100.0%
                                     ==       ===========    =====



FLORIDA FUND (91.8% long-term; 0.0% short-term)



                                  NUMBER OF
S&P(1)   MOODY'S(1)    FITCH(1)      ISSUES         VALUE   PERCENT
-------------------------------------------------------------------
AAA        Aaa          AAA          27       $29,140,926    80.3%
AA         Aa           AA            1         1,524,915     4.2%
A          A            A             2         2,649,198     7.3%
           Cash..                    --         2,955,820     8.1%
                                     --       -----------   ------
           Total..                   30       $36,270,859   100.0%
                                     ==       ===========   ======



MASSACHUSETTS FUND (91.5% long-term; 8.5% short-term)



                                  NUMBER OF
S&P(1)   MOODY'S(1)    FITCH(1)      ISSUES         VALUE   PERCENT
-------------------------------------------------------------------
AAA        Aaa          AAA          18       $18,432,545    78.3%
AA         Aa           AA            4         3,094,315    13.1%
A          A            A             1         1,000,000     4.2%
BBB        Baa          BBB           1         1,004,520     4.3%
           Cash..                    --                --     0.0%
                                     --       -----------   ------
           Total..                   24       $23,531,380   100.0%
                                     ==       ===========   ======



MICHIGAN FUND (87.8% long-term; 0.0% short-term)



                                  NUMBER OF
S&P(1)   MOODY'S(1)    FITCH(1)      ISSUES         VALUE   PERCENT
-------------------------------------------------------------------
AAA        Aaa          AAA          18       $15,339,367    74.3%
AA         Aa           AA            1         1,009,130     4.9%
A          A            A             2         1,766,675     8.6%
           Cash..                    --         2,540,238    12.3%
                                     --       -----------   ------
           Total..                   21       $20,655,410   100.0%
                                     ==       ===========   ======


--------------------------------------------------------------------------------
 22

PORTFOLIO COMPOSITION

--------------------------------------------------------------------------------


NEW JERSEY FUND (94.9% long-term; 0.0% short-term)



                                  NUMBER OF
S&P(1)   MOODY'S(1)    FITCH(1)      ISSUES         VALUE   PERCENT
-------------------------------------------------------------------
AAA        Aaa          AAA          21       $30,000,990    85.6%
AA         Aa           AA            1         1,252,500     3.6%
A          A            A             1         2,007,000     5.7%
     Cash......................      --         1,778,929     5.1%
                                     --       -----------   ------
     Total.....................      23       $35,039,419   100.0%
                                     ==       ===========   ======



NEW YORK FUND (96.9% long-term; 0.0% short-term)



                                  NUMBER OF
S&P(1)   MOODY'S(1)    FITCH(1)      ISSUES         VALUE   PERCENT
-------------------------------------------------------------------
AAA        Aaa          AAA          22       $28,702,190     79.3%
AA         Aa           AA            2         4,779,838     13.2%
A          A            A             1         1,608,960      4.4%
     Cash......................      --         1,119,416      3.1%
                                     --       -----------    -----
     Total.....................      25       $36,210,404    100.0%
                                     ==       ===========    =====



OHIO FUND (86.6% long-term; 0.0% short-term)



                                  NUMBER OF
S&P(1)   MOODY'S(1)    FITCH(1)      ISSUES         VALUE   PERCENT
-------------------------------------------------------------------
AAA        Aaa          AAA          20       $30,345,056     85.2%
AA         Aa           AA            1           514,360      1.4%
     Cash......................      --         4,741,702     13.3%
                                     --       -----------    -----
     Total.....................      21       $35,601,118    100.0%
                                     ==       ===========    =====



PENNSYLVANIA FUND (83.5% long-term; 0.0% short-term)



                                  NUMBER OF
S&P(1)   MOODY'S(1)    FITCH(1)      ISSUES         VALUE   PERCENT
-------------------------------------------------------------------
AAA        Aaa          AAA          22       $31,536,440     80.6%
A          A            A             1           778,297      2.0%
BBB        Baa          BBB           1           349,720      0.9%
     Cash......................      --         6,442,900     16.5%
                                     --       -----------    -----
     Total.....................      24       $39,107,357    100.0%
                                     ==       ===========    =====


------------

(1) Ratings: Using the higher of S&P's, Moody's or Fitch's ratings on a Fund's municipal obligation. S&P and Fitch rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba and B ratings.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment objectives, policies and risks

INVESTMENT OBJECTIVES

Each Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and, in the cases of the California Fund, the Florida Fund, the Massachusetts Fund, the Michigan Fund, the New Jersey Fund, the New York Fund, the Ohio Fund and the Pennsylvania Fund, the particular state and local income taxes set forth below ("state taxes"):


            California Fund            California State Personal Income Tax
            Florida Fund               Florida Intangibles Tax
            Massachusetts Fund         Massachusetts State Personal Income Tax
            Michigan Fund              Michigan State and City Income and Single Business
                                       Taxes
            New Jersey Fund            New Jersey State Gross Income Tax
            New York Fund              New York State and New York City Personal Income Taxes
            Ohio Fund                  Ohio State Personal Income Tax
            Pennsylvania Fund          Pennsylvania State and Local Income Taxes and
                                       Pennsylvania Personal Property Tax


This income will be earned by investing primarily in high grade municipal obligations (as defined below) that are insured as to the timely payment of principal and interest. Securities will be purchased and sold in an effort to maintain a competitive yield and to enhance return based upon the relative value of the securities available in the marketplace. Investments are based on Eaton Vance's research and ongoing credit analysis, the underlying materials for which are generally not available to individual investors.

Eaton Vance seeks to find municipal obligations of high quality that have been undervalued in the marketplace. Eaton Vance's team of research analysts, traders and portfolio managers are devoted exclusively to analyzing municipal securities. The team's goal is to find municipal bonds of high quality that have been undervalued in the marketplace due to differing dynamics in individual sectors of the municipal bond market, municipal bond supply, and the structure of individual bonds, especially in regard to maturities, coupons, and call dates. Eaton Vance's team of professionals monitors historical and current yield spreads to find relative value in the marketplace. This research capability is key to identifying trends that impact the yield-spread relationship of all bonds, including those in the insured sector.

PRIMARY INVESTMENT POLICIES

GENERAL COMPOSITION OF EACH FUND
During normal market conditions, at least 80% of each Fund's net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax, including alternative minimum tax, and, in the cases of the California Fund, the Florida Fund, the Massachusetts Fund, the Michigan Fund, the New Jersey Fund, the New York Fund, the Ohio Fund and the Pennsylvania Fund, applicable state taxes ("municipal obligations" or "municipal bonds") and that are insured as to principal and interest payments. Such insurance will be from insurers having a claims-paying ability rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"). This insurance does not protect the market value of such obligations or the net asset value of a Fund. The value of an insured municipal obligation will be affected by the credit standing of its insurer.

Each Fund primarily invests in high grade municipal obligations. At least 80% of each Fund's net assets will normally be invested in municipal obligations rated in the highest category at the time of

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investment (which is Aaa by Moody's or AAA by S&P or Fitch or, if unrated, determined to be of comparable quality by the Adviser). Up to 20% of each Fund's net assets may be invested in obligations rated below Aaa or AAA (but not lower than BBB or Baa and, in the case of the California Fund, not lower than A) and comparable unrated obligations. Accordingly, each Fund does not intend to invest any of its assets in obligations rated below investment grade or in comparable unrated obligations. From time to time, each Fund may hold obligations that are unrated but judged to be of comparable quality by the Adviser. Under normal market conditions, each Fund expects to be fully invested (at least 95% of its net assets) in accordance with its investment objective.


The foregoing credit quality policies apply only at the time a security is purchased, and each Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.


Each Fund has adopted certain fundamental investment restrictions set forth in its respective Statement of Additional Information, which may not be changed without a shareholder vote. Except for such restrictions and the 80% requirement pertaining to investment in municipal and insured municipal obligations set forth above, the investment objective and policies of each Fund may be changed by the Board of Trustees (the "Board") without shareholder action.


A Fund will not invest in an obligation if the interest on that obligation is subject to the federal alternative minimum tax.

A Fund will not invest in municipal obligations that are collateralized by the proceeds from class action or other litigation against the tobacco industry.

MUNICIPAL OBLIGATIONS
Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from federal income tax. The municipal obligations in which the California Fund, the Florida Fund, the Massachusetts Fund, the Michigan Fund, the New Jersey Fund, the New York Fund, the Ohio Fund and the Pennsylvania Fund will invest are generally issued by municipal issuers in those respective states and pay interest that is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from applicable state taxes, in addition to federal income tax, including alternative minimum tax. Each Fund may also invest in municipal obligations issued by United States territories (such as Puerto Rico or Guam) the interest on which is exempt from federal income tax and, in the cases of the California Fund, the Florida Fund, the Massachusetts Fund, the Michigan Fund, the New Jersey Fund, the New York Fund, the Ohio Fund and the Pennsylvania Fund, applicable state taxes.

Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds that are subject to annual appropriations by a state's legislature. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.

A Fund may invest up to 10% of its total assets in residual interest municipal obligations knows as inverse floaters. Compared to similar fixed rate municipal obligations, the value of these obligations will fluctuate to a greater extent in response to changes in prevailing long-term interest rates.

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Moreover, the income earned on residual interest municipal obligations will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such obligations are held by a Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such obligations or the net asset value of a Fund's shares. To the extent a Fund has preferred shares outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund income available for distribution.

Some of the securities in which each Fund invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. A Fund is required to take into account income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and such Fund is required to distribute substantially all of its income for each taxable year. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions.

MUNICIPAL OBLIGATION INSURANCE GENERALLY
Insured municipal obligations held by each Fund will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the Fund municipal obligation at the time of its original issuance ("Original Issue Insurance"), (ii) an insurance policy obtained by the Fund or a third party subsequent to the Fund municipal obligation's original issuance ("Secondary Market Insurance"), or (iii) another municipal insurance policy purchased by the Fund ("Portfolio Insurance"). This insurance does not protect the market value of such obligations or the net asset value of a Fund. Each Fund expects initially to emphasize investments in municipal bonds insured under bond-specific insurance policies (i.e., Original Issue or Secondary Market Insurance). Each Fund may obtain Portfolio Insurance from the insurers described in Appendix D to the Statement of Additional Information. Each Fund, as a non-fundamental policy that can be changed by the Fund's Board, will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated "Aaa" by Moody's or "AAA" by S&P or Fitch. There is no limit on the percentage of each Fund's assets that may be invested in municipal bonds insured by any one insurer.

Municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of "Aaa" or "AAA", as the case may be, by virtue of the rating of the "Aaa" or "AAA" claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the ratings, if any, assigned to municipal bonds insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and generally will carry a rating that is below "Aaa" or "AAA." While in the portfolio of a Fund, however, a municipal bond backed by Portfolio Insurance will effectively be of the same credit quality as a municipal bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

Each Fund's policy of investing in municipal bonds insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only at the time of purchase of a security, and the Fund will not be required to dispose of the securities in the event Moody's, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer or withdraws its assessment. In this connection, it should be noted that in the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the

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Fund. Moody's, S&P and Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade or withdraw their assessments subsequent to the time the Fund purchases securities.

The value of municipal bonds covered by Portfolio Insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the Portfolio Insurance.


ORIGINAL ISSUE INSURANCE

Original Issue Insurance is purchased with respect to a particular issue of municipal bonds by the issuer thereof or a third party in conjunction with the original issuance of such municipal bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts received by the holder from any trustee for the municipal bond issuer or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal bonds), the value of a Fund's shares, the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original Issue Insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

Original Issue Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of these municipal bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.


SECONDARY MARKET INSURANCE

Subsequent to the time of original issuance of a municipal bond, each Fund or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds.

One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal bond would be to enable a Fund to enhance the value of the security. A Fund, for example, might seek to purchase a particular municipal bond and obtain Secondary Market Insurance for it if, in the Adviser's opinion, the market value of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security without insurance. Similarly, if a Fund owns but wishes to sell a municipal bond that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance for it if, in the Adviser's opinion, the net proceeds of the Fund's sale of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security. In determining whether to insure municipal bonds the Fund owns, an insurer will apply its own standards, which correspond generally to the standards the insurer has

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established for determining the insurability of new issues of municipal bonds.
See "Original Issue Insurance" above.


PORTFOLIO INSURANCE

Portfolio Insurance guarantees the payment of principal and interest on specified eligible municipal bonds purchased by a Fund and presently held by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to holders of Common Shares of a Fund.

If a municipal obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then the security is not required to be additionally insured under any Portfolio Insurance that a Fund may purchase. All premiums respecting municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

Portfolio Insurance policies are effective only as to municipal bonds owned by and held by a Fund, and do not cover municipal bonds for which the contract for purchase fails. A "when-issued" municipal obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal bond.

In determining whether to insure municipal bonds held by each Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.

Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the municipal bonds covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional bonds purchased by the Fund after the effective date of such notice. Each Fund's Board generally will reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

Each Portfolio Insurance policy will terminate as to any municipal bond that has been redeemed from or sold by a Fund on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date. Each policy will terminate as to all municipal bonds covered thereby on the date on which the last of the covered municipal bonds mature, are redeemed or are sold by the Fund.

One or more Portfolio Insurance policies may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") for a municipal bond that is sold by the Fund. A Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. Each Fund expects to exercise the right to obtain Permanent Insurance for a municipal bond only if, in the Adviser's opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

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The Portfolio Insurance premium for each municipal bond is determined based upon the insurability of each security as of the date of purchase and will not be increased or decreased for any change in the security's creditworthiness unless the security is in default as to payment of principal or interest, or both. If such event occurs, the Permanent Insurance premium will be subject to an increase predetermined at the date of the Fund's purchase.

Because each Portfolio Insurance policy will terminate for municipal bonds sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of the Fund's obligations, whether or not the obligations are in default or in significant risk of default. On the other hand, because Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, each Fund may determine to retain or, alternatively, to sell municipal bonds covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.


Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on a Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the municipal bonds held by a Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from 12 to 18 basis points of the value of the municipal bonds covered under the policy.


Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligation or the net asset value of the Fund's Common Shares.

OTHER TYPES OF CREDIT SUPPORT

Each Fund may also invest in uninsured municipal obligations that are secured by an escrow or trust account that contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient, in combination with available trustee-held funds, in amount to ensure the payment of interest on and principal of the secured obligation ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond. Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, U.S. Government agency or instrumentality securities. These obligations will not be subject to original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Accordingly, despite the existence of these credit support characteristics, these obligations will not be considered to be insured obligations for purposes of the Fund's policy of investing at least 80% of its net assets in insured obligations. The credit quality of companies that provide such credit enhancements will affect the value of those securities.


ADDITIONAL INVESTMENT PRACTICES

WHEN-ISSUED SECURITIES
Each Fund may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date

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of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than what a Fund agreed to pay for them. A Fund may be required to maintain a segregated account of liquid assets equal to outstanding purchase commitments. Each Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

FUTURES TRANSACTIONS
Each Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Fund's initial investment in these contracts. Each Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that Eaton Vance's use of futures will be advantageous to a Fund. Distributions by a Fund of any gains realized on the Fund's transactions in futures and options on futures will be taxable. Rating agency guidelines on the APS to be issued by the Fund limit use of these transactions.

INTEREST RATE SWAPS AND FORWARD RATE CONTRACTS
Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Each Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by a Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of each Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. Each Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

INVESTMENT COMPANY SECURITIES
Each Fund may purchase common shares of closed-end investment companies that have a similar investment objective and policies to the Fund. In addition to providing tax-exempt income, such securities may provide capital appreciation. Such investments, which may also be leveraged and subject to the same risks as the Fund, will not exceed 10% of total assets, and no such company will be affiliated with Eaton Vance. These companies bear fees and expenses that a Fund will incur indirectly.

MUNICIPAL LEASES
Each Fund may invest in municipal leases and participations therein. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by the state or local government to acquire equipment and facilities.

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RISK CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in APS.

INTEREST RATE RISK
Each Fund issues APS, which pay dividends based on short-term interest rates, and uses the proceeds to buy municipal obligations, which pay interest based on longer-term yields. Longer-term municipal obligation yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, APS rates may rise such that the amount of dividends paid to APS holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of APS. Because income from each Fund's entire investment portfolio (not just the portion purchased with the proceeds of the APS offering) is available to pay APS dividends, however, APS dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay APS dividends would be jeopardized. If long-term rates rise, the value of each Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the APS.

AUCTION RISK

Holders of APS may not be able to sell APS at an Auction if the auction fails; that is, if there are more APS offered for sale than there are buyers for those APS. Also, if a hold order is placed at an auction (an order to retain APS) only at a specified rate, and that bid rate exceeds the rate set at the Auction, the APS will not be retained. Finally, if you elect to buy or retain APS without specifying a rate below which you would not wish to continue to hold those APS, and the auction sets a below market rate, you may receive a lower rate of return on your APS then the market rate. See "Description of APS" and "The Auction--Auction procedures."


SECONDARY MARKET RISK

It may not be possible to sell APS between auctions or it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated dividends. If a Fund has designated a Special Dividend Period (a dividend period of more than 7 days), changes in interest rates could affect the price of APS sold in the secondary market. The National Fund has elected a Special Dividend Period for its Series B Preferred Shares as its Initial Dividend Period. Broker-dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling Shareholder may sell APS between Auctions at a price per share of less than $25,000. Accrued APS dividends, however, should at least partially compensate for the increased market interest rate.


RATINGS AND ASSET COVERAGE RISK

While S&P assigns a rating of "AAA" to the APS, the ratings do not eliminate or necessarily mitigate the risks of investing in APS. A rating agency could downgrade APS, which may make APS less liquid at an Auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades APS of a Fund, the Fund will alter its portfolio or redeem APS. Each Fund may voluntarily redeem APS under certain circumstances. A preferred stock


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rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. See "Description of APS--Rating agency guidelines and asset coverage" for a description of the asset maintenance tests each Fund must meet.


INCOME RISK
The income investors receive from a Fund is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If long-term interest rates drop, a Fund's income available over time to make dividend payments with respect to APS could drop as well if the Fund purchases securities with lower interest coupons.

CALL AND OTHER REINVESTMENT RISKS
If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, a Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund's dividends and possibly could affect the market price of Common Shares. Similar risks exist when a Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund's current earnings rate.

CREDIT RISK
Credit risk is the risk that one or more municipal obligations in a Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund's net asset value or dividends. Securities rated in the fourth highest category are considered investment grade but they also may have some speculative characteristics.

Changes in the credit quality of the issuers of municipal obligations held by a Fund will affect the principal value of (and possibly the income earned on) such obligations. In addition, the value of such securities are affected by changes in general economic conditions and business conditions affecting the relevant economic sectors. Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Fund's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

If rating agencies lower their ratings of municipal obligations in a Fund's portfolio, the value of those municipal obligations could decline, which could jeopardize the rating agencies' ratings of the APS. Because the primary source of income for each Fund is the interest and principal payments on the municipal obligations in which it invests, any default by an issuer of a municipal obligation could have a negative impact on a Fund's ability to pay dividends on the APS and could result in the redemption of some or all of the APS.

Each Fund may invest in municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

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STATE CONCENTRATION


The California Fund, the Florida Fund, the Massachusetts Fund, the Michigan Fund, the New Jersey Fund, the New York Fund, the Ohio Fund and the Pennsylvania Fund will invest substantially all of their respective net assets in municipal obligations that are exempt from the taxes of their respective jurisdictions. A Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of those municipal obligations. For a brief summary of some of the general factors that may impact certain issuers of municipal obligations for these jurisdictions, please see Appendix A and each such Fund's Statement of Additional Information.



TERRITORY CONCENTRATION


Each Fund may invest 25% or more of its total assets in municipal obligations of issuers located in the same U.S. territory. This may make a Fund more susceptible to adverse economic, political, or regulatory occurrences affecting a particular territory.


LIQUIDITY RISK

At times, a portion of each Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by Eaton Vance and its affiliates, holds a major portion of all of such securities. The secondary market for some municipal obligations is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which each Fund may invest. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale. In certain situations, a Fund could find it more difficult to sell such securities at desirable times and/or prices. The Fund will not invest more than 15% of its net assets in illiquid securities.



MUNICIPAL BOND MARKET RISK

Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal obligations in each Fund's portfolio is generally less than for corporate equities or bonds, and the investment performance of each Fund may therefore be more dependent on the analytical abilities of Eaton Vance than if the Fund were a stock fund or taxable bond fund.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, each Fund could experience delays in collecting principal and interest to which it is entitled. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, each Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from a Fund's ownership or operation of such assets may not be tax-exempt.


MUNICIPAL BOND INSURANCE


In the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal obligations insured by such insurer, and municipal obligations insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of a Fund. See "Investment objectives, policies and risks--Municipal obligation insurance generally" above.


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INVESTMENT OBJECTIVES, POLICIES AND RISKS

--------------------------------------------------------------------------------

In addition, to the extent each Fund employs Portfolio Insurance, each Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing such Portfolio Insurance. Each Fund does not expect these guidelines to prevent Eaton Vance from managing each Fund's portfolio in accordance with the Fund's investment objective and policies.


INFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the APS and distributions thereon can decline. In an inflationary period, however, it is expected that, through the Auction process, APS dividend rates would increase, tending to offset the risk.

NON-DIVERSIFICATION


Each Fund has registered as a "non-diversified" investment company under the 1940 Act so that, subject to its investment restrictions and applicable federal income tax diversification requirements, with respect to 50% of its total assets, it will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent a Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

Management of the Funds

BOARDS OF TRUSTEES

The management of each Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of each Fund's Board of Trustees under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER


Eaton Vance acts as each Fund's investment adviser under an Investment Advisory Agreement ("Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931.



Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $56.6 billion as of December 31, 2002. Eaton Vance is an indirect, wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.



Eaton Vance employs 25 personnel in its municipal bond department, including five portfolio managers, three traders and nine credit analysts. Eaton Vance was one of the first advisory firms to manage a registered municipal bond investment company, and has done so continuously since 1978. Eaton Vance and certain of its subsidiaries currently manage 6 national municipal investment companies, 49 single state municipal investment companies, 8 limited maturity municipal investment companies and 1 money market municipal investment company, with assets of about $10.1 billion as of December 31, 2002.


Under the general supervision of each Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the assets of each Fund, will furnish continuously an investment program with respect to each Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to each Fund investment

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 34

MANAGEMENT OF THE FUNDS

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advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of each Fund who are members of the Adviser's organization and who render investment services to each Fund, and will also compensate all other Adviser personnel who provide research and investment services to each Fund. In return for these services, facilities and payments, each Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of 0.55% of the average weekly gross assets of each Fund. Gross assets of each Fund shall be calculated by deducting accrued liabilities of each Fund not including the amount of any preferred shares outstanding.



William H. Ahern is the portfolio manager of the Michigan Fund and is responsible for day-to-day management of the Michigan Fund's investments. Mr. Ahern also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years and is Vice President of Eaton Vance.


Cynthia J. Clemson is the portfolio manager of the California Fund, the Florida Fund and the Pennsylvania Fund and is responsible for day-to-day management of the each Fund's investments. Ms. Clemson also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years and is Vice President of Eaton Vance.

Thomas J. Fetter is the portfolio manager of the National Fund, the New York Fund and the Ohio Fund and is responsible for day-to-day management of each Fund's investments. Mr. Fetter also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years and is Vice President of Eaton Vance.

Robert B. MacIntosh is the portfolio manager of the Massachusetts Fund and the New Jersey Fund and is responsible for day-to-day management of each of the Fund's investments. Mr. MacIntosh also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years and is Vice President of Eaton Vance.

Each Fund and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Adviser personnel to invest in securities (including securities that may be purchased or held by a Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

Eaton Vance serves as administrator of each Fund, but currently receives no compensation for providing administrative services to the Funds. Under the Administration Agreement with each Fund (each an "Administration Agreement"), Eaton Vance is responsible for managing the business affairs of each Fund, subject to the supervision of each Fund's Board of Trustees. Eaton Vance will furnish to each Fund all office facilities, equipment and personnel for administering the affairs of each Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of each Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct each Fund's business.

Description of APS

The following is a brief description of the terms of the APS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to each Fund's Declaration of Trust and Amended By-Laws, including the provisions thereof establishing the APS. Each Fund's Declaration of Trust and the form of Amended By-Laws establishing the terms of the APS have been filed as exhibits to or incorporated by reference in the Registration Statement of which this Prospectus is a

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                                                                              35

DESCRIPTION OF APS
--------------------------------------------------------------------------------

part. The Amended By-Laws for each Fund may be found in Appendix E to each Fund's Statement of Additional Information.

GENERAL


Each Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. Each Fund's Amended By-Laws currently authorize the number of shares of APS of each series set forth below in "Description of Capital Structure." The APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation Rights."



The APS of each series will rank on parity with shares of any other series of APS and with shares of other series of preferred shares of each Fund, as to the payment of dividends and the distribution of assets upon liquidation. All shares of APS carry one vote per share on all matters on which such shares are entitled to be voted. APS, when issued, will be fully paid and, subject to matters discussed in "Certain provisions of the Declaration of Trust," non-assessable and have no preemptive, conversion or cumulative voting rights. The APS will not be convertible into Common Shares or other capital stock of a Fund, and the holders thereof will have no preemptive, or cumulative voting rights.


DIVIDENDS AND DIVIDEND PERIODS

GENERAL

After the Initial Dividend Period, each Subsequent Dividend period for the APS will generally consist of seven days (a "7-Day Dividend Period"); provided, however, that prior to any Auction, a Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period as discussed below. Initially, the National Fund has elected a one year Initial Dividend Period for Series B with an Initial Dividend Payment Date of January 10, 2004. The holders of the APS of a Fund will be entitled to receive, when, as and if declared by that Fund's Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their APS, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the dates set forth below. Dividends on the APS of a Fund so declared and payable shall be paid (i) in preference to and in priority over any dividends declared and payable on that Fund's Common Shares and (ii) to the extent permitted under the Code and available, out of the net tax-exempt income earned on that Fund's investments. Dividends on the APS, to the extent that they are derived from municipal obligations, generally will be exempt from federal income tax though some or all of those dividends may be a tax preference item for purposes of the federal alternative minimum tax ("Preference Item"), and relevant state taxes. See "Taxes."


Dividends on the APS will accumulate from the date on which a Fund originally issues the APS (the "Date of Original Issue") and will be payable on the APS on the dates described below. Dividends on the APS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date, dividends on the APS will be payable, at the option of each Fund, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 28 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 28 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date

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 36

DESCRIPTION OF APS
--------------------------------------------------------------------------------

because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of APS set forth in the Amended By-Laws. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

Prior to each Dividend Payment Date, each Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Funds do not intend to establish any reserves for the payment of dividends.


Each dividend will be paid to the record holder of the APS, which holder is expected to be the nominee of the Securities Depository. See "The Auctions--General--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.


Holders of the APS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Additional Dividends" and "Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

The amount of cash dividends per share of APS payable (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of APS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

NOTIFICATION OF DIVIDEND PERIOD
With respect to each Dividend Period that is a Special Dividend Period, each Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the APS will be a number of days (other than seven), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that a Fund may not give a Request for Special Dividend Period of

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                                                                              37

DESCRIPTION OF APS

--------------------------------------------------------------------------------

greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that a Fund issue a Notice of Special Dividend Period as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the APS during such Special Dividend Period and the Specific Redemption Provisions and shall give each Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS, (v) the investment objective of a Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.


If the Broker-Dealers shall not give a Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the APS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that a Fund give a Notice of Special Dividend Period for the APS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. Each Fund also shall provide a copy of such Notice of Special Dividend Period to S&P. A Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund shall fail to maintain S&P Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise a Fund is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise a Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. Each Fund also shall provide a copy of such Notice of Revocation to S&P. If a Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend


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 38

DESCRIPTION OF APS

--------------------------------------------------------------------------------

Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.

DETERMINATION OF DIVIDEND RATE

The dividend rate on the APS during the period from and including the Date of Original Issue for the APS to but excluding the Initial Dividend Payment Date for the APS (the "Initial Dividend Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for the APS, the Applicable Rate on the APS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for the APS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "Dividends--General."


NON-PAYMENT PERIOD; LATE CHARGE

A Non-Payment Period will commence if a Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the APS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for the APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the APS will not end unless a Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the APS of such series. Notwithstanding the foregoing, the failure by a Fund to deposit funds as provided for by clauses (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the APS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 3-Day Dividend Period. Any dividend on the APS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, a Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual


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                                                                              39

DESCRIPTION OF APS
--------------------------------------------------------------------------------

number of days comprising such period divided by 365. In the case of a willful failure of a Fund to pay a dividend on a Dividend Payment Date or to redeem any APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate (or 275% of such rate if a Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS), provided that the Board of Trustees of a Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and S&P (or any Substitute Rating Agency in lieu of S&P in the event such party shall not rate the APS) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the APS.


RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS


Under the 1940 Act, a Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200% (or such other percentage as in the future may be required by law). Under the Code, each Fund must, among other things, distribute each year at least 90% of the sum of its net tax-exempt income and investment company taxable income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair a Fund's ability to maintain such qualification. See "Taxes."



Upon any failure to pay dividends on the APS for two years or more, the holders of the APS will acquire certain additional voting rights. See "Voting rights" below.



For so long as any APS are outstanding, a Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other stock, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of Common Shares or any other stock of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or shares of any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, and the 1940 Act APS Asset Coverage (see "Rating Agency guidelines and asset coverage" and "Redemption" below) would be satisfied, (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid and (D) the Fund has


--------------------------------------------------------------------------------
 40

DESCRIPTION OF APS
--------------------------------------------------------------------------------

redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Amended By-Laws.


ADDITIONAL DIVIDENDS


If a Fund retroactively allocates any net capital gains or other taxable income to the APS without having given advance notice thereof to the Auction Agent as described below under "The Auctions--Auction Procedures--Auction Date; Advance notice of allocation of taxable income; Inclusion of taxable income in Dividends" solely by reason of the fact that such an allocation results from (i) the redemption of all or a portion of the outstanding APS, (ii) the liquidation of the Fund or (iii) a debt obligation believed to be a Municipal Obligation proving to be an obligation subject to federal income tax and/or a relevant state tax (the amount of any of such allocations referred to herein as a "Retroactive Taxable Allocation"), the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which such Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of APS (initially Cede & Co. as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. Each such Fund, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of the APS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. See "Taxes."



An "Additional Dividend" means a payment to a present or former holder of the APS of an amount that would cause (i) the dollar amount of such holder's dividends received on the APS with respect to the fiscal year in question (including the Additional Dividend) less the federal income tax and applicable state tax attributable to the aggregate of (x) the Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question and
(y) the Additional Dividend (to the extent taxable) to equal (ii) the dollar amount of such holder's dividends received on the APS with respect to the fiscal year in question (excluding the Additional Dividend) if there had been no Retroactive Taxable Allocations. An Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that none of the dividends received from a Fund is a Preference Item; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of APS at the greater of: (x) the maximum marginal combined regular Federal and state income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (y) the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (x) and (y) the effect of any state or local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets). Although each Fund generally intends to designate any Additional Dividend as an "exempt-interest" dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes--Tax Treatment of additional dividends." A Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.



If a Fund does not give advance notice of the amount of taxable income to be included in a dividend on the APS in the related Auction, as described below under "The Auctions--Auction procedures--Auction Date; Advance notice of allocation of taxable income; Inclusion of taxable income in Dividends," the Fund may include such taxable income in a dividend on the APS if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend and notifies the Auction Agent of such inclusion at least five days prior to the applicable Dividend Payment Date.


--------------------------------------------------------------------------------

DESCRIPTION OF APS

--------------------------------------------------------------------------------

REDEMPTION

MANDATORY REDEMPTION

Each Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Fund fails to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or to satisfy the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" of APS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of APS may be entitled to receive Additional Dividends in the event of redemption of such APS to the extent provided herein. See "Description of APS--Dividends and Dividend Periods--Additional Dividends." Any such redemption will be limited to the lesser number of APS necessary to restore the Discounted Value or the 1940 Act APS Asset Coverage, as the case may be, or the maximum number that can be redeemed with funds legally available under the Declaration of Trust and applicable law.


OPTIONAL REDEMPTION

To the extent permitted under the 1940 Act and under Massachusetts law, upon giving a Notice of Redemption, as provided below, each Fund, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no APS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the APS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption and excluding Additional Dividends plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. In addition, holders of APS may be entitled to receive Additional Dividends in the event of redemption of such APS to the extent provided herein. See "Description of APS--Dividends and Dividend Periods--Additional Dividends." Each Fund has the authority to redeem the APS for any reason and may redeem all or part of the outstanding APS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.



Notwithstanding the provisions for redemption described above, no APS shall be subject to optional redemption (i) unless all dividends in arrears on all remaining outstanding APS, and all capital shares of a Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in a Fund's failure to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS of such series pursuant to a successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding APS of such series.


LIQUIDATION RIGHTS
Upon any liquidation, dissolution or winding up of a Fund, whether voluntary or involuntary, the holders of APS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not

--------------------------------------------------------------------------------
 42

DESCRIPTION OF APS
--------------------------------------------------------------------------------

earned or declared) thereon to the date of distribution, and after such payment the holders of APS will be entitled to no other payments except for any Additional Dividends. If such assets of a Fund shall be insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of APS will not be entitled to any further participation in any distribution of assets by a Fund except for any Additional Dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

Each Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Amended By-Laws. These requirements are summarized below.

1940 ACT APS ASSET COVERAGE
Each Fund will be required under the Amended By-Laws to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are beneficial interests in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are beneficial interests of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act APS Asset Coverage"). If a Fund fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "Redemption" below.


The 1940 Act APS Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS) computed using each Fund's net assets as of December 31, 2002 and assuming the Over-allotment Common Shares and the APS had been issued as of such date will be as follows:



NATIONAL FUND
                         Value of Fund assets less liabilities not           $231,458,795       =   265%
                               constituting senior securities
                      ------------------------------------------------       ---------------
                                                                         =
                      Senior securities representing indebtedness plus       $87,500,000
                                  liquidation value of APS
CALIFORNIA FUND
                         Value of Fund assets less liabilities not           $89,436,638        =   265%
                               constituting senior securities
                      ------------------------------------------------       ---------------
                                                                         =
                      Senior securities representing indebtedness plus       $33,750,000
                                  liquidation value of APS


--------------------------------------------------------------------------------

DESCRIPTION OF APS
--------------------------------------------------------------------------------


FLORIDA FUND
                         Value of Fund assets less liabilities not           $59,285,363        =   263%
                               constituting senior securities
                      ------------------------------------------------       ---------------
                                                                         =
                      Senior securities representing indebtedness plus       $22,500,000
                                  liquidation value of APS
MASSACHUSETTS FUND
                         Value of Fund assets less liabilities not           $40,643,666        =   262%
                               constituting senior securities
                      ------------------------------------------------       ---------------
                                                                         =
                      Senior securities representing indebtedness plus       $15,500,000
                                  liquidation value of APS
MICHIGAN FUND
                         Value of Fund assets less liabilities not           $35,202,543        =   261%
                               constituting senior securities
                      ------------------------------------------------       ---------------
                                                                         =
                      Senior securities representing indebtedness plus       $13,500,000
                                  liquidation value of APS
NEW JERSEY FUND
                         Value of Fund assets less liabilities not           $59,676,663        =   265%
                               constituting senior securities
                      ------------------------------------------------       ---------------
                                                                         =
                      Senior securities representing indebtedness plus       $22,500,000
                                  liquidation value of APS
NEW YORK FUND
                         Value of Fund assets less liabilities not           $59,524,118        =   265%
                               constituting senior securities
                      ------------------------------------------------       ---------------
                                                                         =
                      Senior securities representing indebtedness plus       $22,500,000
                                  liquidation value of APS
OHIO FUND
                         Value of Fund assets less liabilities not           $58,090,251        =   266%
                               constituting senior securities
                      ------------------------------------------------       ---------------
                                                                         =
                      Senior securities representing indebtedness plus       $21,875,000
                                  liquidation value of APS
PENNSYLVANIA FUND
                         Value of Fund assets less liabilities not           $68,397,885        =   263%
                               constituting senior securities
                      ------------------------------------------------       ---------------
                                                                         =
                      Senior securities representing indebtedness plus       $26,000,000
                                  liquidation value of APS


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 44

DESCRIPTION OF APS
--------------------------------------------------------------------------------

APS BASIC MAINTENANCE AMOUNT
Each Fund intends that, so long as APS are outstanding, the composition of its portfolio will reflect guidelines established by S&P in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least AAA from S&P. S&P, which is a rating agency, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P to issue the above-described ratings for APS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.


Each Fund intends to maintain a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount. S&P has established guidelines for determining Discounted Value. These guidelines define eligible portfolio assets ("S&P Eligible Assets"). To the extent any particular portfolio holding does not satisfy these guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value of that Fund's portfolio assets. The S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of each Fund's portfolio. The amount of such assets included in the portfolio of a Fund at any time may vary depending upon the rating, diversification and other characteristics of eligible assets included in the portfolio, although it is not anticipated in the normal course of business the value of such assets will exceed 20% of a Fund's total assets. The APS basic maintenance amount includes the sum of (a) the aggregate liquidation preference of APS then outstanding and (b) certain accrued and projected payment obligations of a Fund.



Upon any failure to maintain the required aggregate Discounted Value, each Fund will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the APS will be subject to mandatory redemption. See "Description of APS--Redemption." The APS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of APS then outstanding and (ii) certain accrued and projected payment obligations of a Fund.


Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the APS, at any time, may change or withdraw any such rating. As set forth in the Amended By-Laws, each Fund's Board of Trustees, without shareholder approval, may modify certain definitions or restrictions that have been adopted by each Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P that any such change would not impair the ratings then assigned by S&P to the APS.

As recently described by S&P, a preferred shares rating is an assessment of the capacity and willingness of an issuer to pay preferred shares obligations. The ratings on the APS are not recommendations to purchase, hold or sell APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of APS will be able to sell such shares in an Auction. The ratings

--------------------------------------------------------------------------------

DESCRIPTION OF APS
--------------------------------------------------------------------------------

are based on current information furnished to S&P by each Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a rating agency.

A rating agency's guidelines will apply to a Fund's APS only so long as such agency is rating such shares. Each Fund will pay certain fees to each rating agency that rates the Fund's APS.


VOTING RIGHTS

Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of APS of each Fund will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of Common Shares and other preferred shares of that Fund as a single class.

In connection with the election of each Fund's Trustees, holders of the APS and any other preferred shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of Common Shares and APS and any other preferred shares, voting together as a single class. In addition, if at any time dividends on outstanding APS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of preferred shares are entitled, together with the holders of APS, to elect a majority of the Trustees of the Fund under the 1940 Act, then the number of Trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of APS and any other preferred shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of the APS and any other preferred shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If a Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS and any other preferred shares for all past Dividend Periods, the additional voting rights of the holders of APS and any other preferred shares as described above shall cease, and the terms of office of all of the additional Trustees elected by the holders of APS and any other preferred shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of APS and any other preferred shares have the right to elect in any event) will terminate automatically.


The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other preferred shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to the APS or any other series of preferred shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of preferred shares which are substantially identical in all respects to the APS or
(ii) amend, alter or repeal the provisions of the Declaration of Trust or the Amended By-Laws, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust or the Amended By-Laws of holders of APS or any other preferred shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, a Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a


--------------------------------------------------------------------------------
 46

DESCRIPTION OF APS

--------------------------------------------------------------------------------


majority of votes entitled to be cast by holders of APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). Each Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event a Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS. Unless a higher percentage is provided for under "Certain provisions in the Declaration of Trust," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other preferred shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment objectives and policies." The class vote of holders of APS and any other preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and APS and any other preferred shares, voting together as a single class, necessary to authorize the action in question.


The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.


The Auctions


GENERAL

Holders of the APS will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees of each Fund, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of seven days subject to certain exceptions set forth under "Description of APS--Dividends and Dividend Periods--General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.


The provisions of the Amended By-Laws establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Amended By-Laws (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell the APS. The Amended Bylaws, which contain the Auction Procedures, are attached as Appendix E to each Fund's Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to hereinafter as an "Auction." If, however, a Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Description of APS--Dividends and Dividend Periods--Determination of Dividend Rate."


AUCTION AGENT AGREEMENT

Each Fund will enter into an agreement (the "Auction Agent Agreement") with Deutsche Bank Trust Company Americas ("Deutsche Bank" and together with any successor bank or trust company or other entity entering into a similar agreement with a Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the APS. Each Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.


--------------------------------------------------------------------------------

THE AUCTIONS
--------------------------------------------------------------------------------

The Auction Agent may terminate the Auction Agent Agreement upon notice to a Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, a Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. Each Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.


In addition to serving as the Auction Agent, Deutsche Bank will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the APS. The Auction Agent, however, will serve merely as the agent of each Fund, acting in accordance with each Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.


BROKER-DEALER AGREEMENTS

The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements with UBS Warburg LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc. and Prudential Securities Incorporated with respect to each Fund and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by each Fund, which provide for the participation of such Broker-Dealers in Auctions. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with UBS Warburg LLC or Merrill Lynch, Pierce, Fenner & Smith Incorporated may not be terminated without the prior written consent of a Fund, which consent may not be unreasonably withheld.


The Auction Agent after each Auction will pay a service charge from funds provided by each Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and
(ii) for any Special Dividend Period shall be determined by mutual consent of a Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless a Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

SECURITIES DEPOSITORY
The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the APS. One or more registered certificates for all of the shares of each series of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. The

--------------------------------------------------------------------------------
 48

THE AUCTIONS
--------------------------------------------------------------------------------

certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the APS contained in the Amended By-Laws. Cede & Co. initially will be the holder of record of all APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by each Fund to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Amended By-Laws set forth in Appendix E to each Fund's Statement of Additional Information.


AUCTION DATE; ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME; INCLUSION OF TAXABLE INCOME IN DIVIDENDS


An Auction to determine the Applicable Rate for the APS offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) will be held on the last Business Day preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date").



The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive calendar days. See "Description of APS--Dividends and Dividend Periods" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.



Except as noted below, whenever a Fund intends to include any net capital gains or other income subject to federal income tax or relevant state taxes ("taxable income") in any dividend on the APS, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from a Fund, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. Each Fund also may include such income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided that each Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of APS--Dividends and Dividend Periods--Additional Dividends."


ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS
On or prior to each Auction Date for a series of APS:

    (a) each Beneficial Owner may submit to its Broker-Dealer by telephone orders ("Orders") with respect to a series of APS as follows:

       (i) Hold Order--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

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       (ii)  Bid--indicating the number of outstanding APS, if any, that such
       Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

       (iii) Sell Order--indicating the number of outstanding APS, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

    (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of APS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of APS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

In an Auction, a Beneficial Owner may submit different types of Orders with respect to APS then held by such Beneficial Owner, as well as Bids for additional APS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

The Maximum Applicable Rate for the APS will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

The Maximum Applicable Rate for the APS will depend on the credit rating or ratings assigned to such shares. The Applicable Percentage will be determined based on (i) the credit ratings assigned on such date to such shares by S&P (or if S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency), and (ii) whether a Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS as follows:


                                                   PERCENTAGE OF    APPLICABLE PERCENTAGE OF
S&P CREDIT                                      REFERENCE RATE--            REFERENCE RATE--
RATINGS                                          NO NOTIFICATION                NOTIFICATION
--------------------------------------------------------------------------------------------
AA- or higher.................................              110%                         150%
A- to A+......................................              125                          160
BBB- to BBB+..................................              150                          250
Below BBB-....................................              200                          275


There is no minimum Applicable Rate in respect of any Dividend Period.

Each Fund will take all reasonable action necessary to enable S&P to provide a rating for the APS. If S&P shall not make such a rating available, the Underwriters or their affiliates and successors, after consultation with a Fund, will select another rating agency (a "Substitute Rating Agency") to act as a Substitute Rating Agency.

Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per

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annum higher than the Maximum Applicable Rate will not be considered. See
"Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and rejection of Submitted Bids and Submitted Sell Orders and allocation of Shares."



Neither a Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of results; Settlement."


If one or more Orders covering in the aggregate all of the outstanding APS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding the APS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

If all of the outstanding APS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all the APS will be 40% of the Reference Rate on the date of the applicable Auction (or 60% of such rate if a Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS).

For the purposes of an Auction, the APS for which each Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at a Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of APS--Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to the Amended By-Laws of the Fund, each Fund will be prohibited from reissuing and its affiliates (other than the Underwriter) will be prohibited from transferring (other than to a Fund) any APS they may acquire. Neither a Fund nor any affiliate of the Fund (other than the Underwriter) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT
Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will

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submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by a Fund) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of 1%. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

    (i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

    (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

    (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause
    (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding APS that are the subject of Submitted Bids of

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Potential Holders with rates per annum not higher than the Maximum Applicable
Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable
Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available APS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the APS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.


If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the APS subject to such Submitted Sell Orders. See "Acceptance and rejection of Submitted Bids and Submitted Sell Orders and allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.



ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARE

Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round, the Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling or a Potential Holder purchasing, a number of shares of a series of APS that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. See each Fund's Amended By-Laws set forth in Appendix E to each Fund's Statement of Additional Information.


NOTIFICATION OF RESULTS; SETTLEMENT

The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate.

In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not

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held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

The following is a simplified example of how a typical Auction works. Assume that a Fund has 1,000 outstanding APS and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the Auction:


Current Holder A................  Owns 500 shares, wants to sell       Bid order of 2.1% rate
                                  all 500 shares if Applicable         for all 500 shares
                                  Rate is less than 2.1%

Current Holder B................  Owns 300 shares, wants to hold       Hold Order--will take
                                                                       the Applicable Rate

Current Holder C................  Owns 200 shares, wants to sell       Bid order of 1.9% rate
                                  all 200 shares if Applicable         for all 200 shares
                                  Rate is less than 1.9%

Potential Holder D..............  Wants to buy 200 shares              Places order to buy at
                                                                       or above 2.0%

Potential Holder E..............  Wants to buy 300 shares              Places order to buy at
                                                                       or above 1.9%

Potential Holder F..............  Wants to buy 200 shares              Places order to buy at
                                                                       or above 2.1%


The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.0% (the offer by D). Therefore, the Applicable Rate will be 2.0%. Current Holders B and C will continue to own their shares. Current Holder A will sell its shares because A's dividend rate bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy shares because its bid rate was above the Applicable Rate.

SECONDARY MARKET TRADING AND TRANSFER OF APS

The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.

Taxes

GENERAL

Each Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as a Fund so qualifies, in any taxable year in which it distributes at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) and its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions), that Fund (but not its shareholders) will not be subject to federal income tax

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--------------------------------------------------------------------------------

to the extent that it distributes its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss). Each Fund intends to distribute substantially all of such income and gain each year.

The APS will constitute stock of each Fund, and distributions by a Fund with respect to its APS (other than distributions in redemption of APS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of that Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the Internal Revenue Service (the "IRS") might take a contrary position, asserting, for example, that the APS constitute debt of each Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by each Fund to holders of APS would constitute interest, whether or not they exceeded the earnings and profits of each Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Kirkpatrick & Lockhart LLP, counsel to each Fund, believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.

Each dividend distribution ordinarily will constitute income exempt from federal income tax (i.e., qualify as an "exempt-interest" dividend, which is excludable from the shareholder's gross income). A portion of dividends attributable to interest on certain municipal obligations, however, may be a Preference Item. Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includible in gross income subject to federal income tax. Distributions of any taxable net investment income and net short-term capital gain will be taxable as ordinary income. Finally, distributions of each Fund's net capital gain, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their shares. Distributions, if any, in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset).

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.


Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including tax-exempt interest and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Thus, each Fund is required to allocate a portion of its net capital gain and other taxable income to the APS. Each Fund generally will notify the Auction Agent of the amount of any net capital gain and other taxable income to be included in any dividend on the APS prior to the Auction establishing the Applicable Rate for that dividend. Except for the portion of any dividend that it informs the Auction Agent will be treated as net capital gain or other taxable income, each Fund anticipates that the dividends paid on the APS will constitute exempt-interest dividends. The amount of net capital gains and ordinary income allocable to a Fund's APS (the "taxable distribution") will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on its Common Shares and the APS during a taxable year, but taxable distributions generally are not expected to be significant. The tax treatment of Additional Dividends also may affect each Fund's calculation of each class's allocable share of capital gains and other taxable income. See "Tax treatment of Additional Dividends."


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Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart LLP, counsel to each Fund, under current law the manner in which each Fund intends to allocate items of tax-exempt income, net capital gain, and other taxable income, if any, among each Fund's Common Shares and APS will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate each Fund's net capital gain or other taxable income. In the event of such a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of APS may be recharacterized as additional net capital gain or other taxable income. In the event of such recharacterization, however, no Fund will be required to make payments to such shareholders to offset the tax effect of such reallocation. Kirkpatrick & Lockhart LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain and the issue were properly litigated, the IRS would be unlikely to prevail. A holder should be aware, however, that the opinion of Kirkpatrick & Lockhart LLP represents only its best legal judgment and is not binding on the IRS or the courts.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry APS is not deductible for federal income tax purposes to the extent that interest relates to exempt-interest dividends received from the Fund.


If at any time when APS are outstanding a Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of APS--Dividends and Dividend Periods--Restrictions on Dividends and other payments." Such a suspension may prevent a Fund from distributing at least 90% of the sum of its investment company taxable income and net tax-exempt interest and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, a Fund, in its sole discretion, may redeem APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a RIC. See "Description of APS--Redemption." There can be no assurance, however, that any such action would achieve that objective.



The IRS has adopted Temporary Regulations, effective January 1, 2003, instituting new reporting and recordkeeping requirements for a broad range of tax-motivated investment vehicles and transactions. Among the transactions subject to the Temporary Regulations are transactions in which an investor is provided with contractual protection against the possibility that the intended tax benefits of the transaction will not be sustained. Each Fund generally intends to pay tax-exempt dividends on the APS. Under certain circumstances, if a Fund allocates any net capital gains or other taxable income to the APS without having given notice in advance of an auction, the Fund will pay an Additional Dividend to the holders of the APS. The holders' right to receive Additional Dividends might be considered a contractual protection of the type covered by the Temporary Regulations. If the purchase of APS is a transaction covered by the Temporary Regulations, an investor would be required to report the transaction on its tax return, using Form 8886, for each year for which the investor's tax liability is affected by its participation in the transaction. If any investor is uncertain whether its investment in APS must be disclosed pursuant to the Temporary Regulations, the investor may make protective disclosure of the transaction using Form 8886. Failure to disclose a reportable transaction could result in penalties. Also, each material adviser of a transaction reportable under the Temporary Regulations must maintain a list that identifies participants in the transaction.


Certain of each Fund's investment practices are subject to special Code provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require a Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income

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
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--------------------------------------------------------------------------------

and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

TAX TREATMENT OF ADDITIONAL DIVIDENDS


If a Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of APS who are subject to the Retroactive Taxable Allocation. See "Description of APS--Dividends and Dividend Periods--Additional Dividends." The federal income tax consequences of Additional Dividends under existing law are uncertain. An Additional Dividend generally will be designated by each Fund as an exempt-interest dividend except to the extent net capital gain or other taxable income is allocated thereto as described above. A Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.


SALES OF APS


The sale of APS (including transfers in connection with a redemption or repurchase of APS) will be a taxable transaction for federal income tax purposes. A selling shareholder generally will recognize gain or loss equal to the difference between the amount received and the holder's adjusted tax basis in the APS. If the APS are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the APS have been held for more than one year. Any loss realized on a disposition of APS held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those APS and any such loss that is not disallowed will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received with respect to those APS. A shareholder's holding period for APS is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options, sales contracts or short sales. Any loss realized on a sale or exchange of APS will be disallowed to the extent those APS are replaced by other APS within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original APS. In that event, the basis of the replacement APS will be adjusted to reflect the disallowed loss.


BACKUP WITHHOLDING


Each Fund is required to withhold a percentage of all taxable dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Such withholding from taxable dividends and capital gain distributions is also required for such shareholders who fail to provide certain certifications or otherwise are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, provided that the required information is furnished to the IRS.


STATE TAXES


CALIFORNIA TAXES

In the opinion of special California tax counsel, under California law, dividends paid by the California Fund and designated by it as tax-exempt are exempt from California state personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on Municipal Obligations exempt from California state personal income taxes, provided that a least 50% of the assets of the California Fund at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the state of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gain are treated as long-term capital gains taxable at ordinary income rates under the California state personal income tax.

--------------------------------------------------------------------------------

TAXES

--------------------------------------------------------------------------------


FLORIDA TAXES


In the opinion of special Florida tax counsel, the Florida Statutes provide that shares of the Florida Fund owned by a Florida resident will be exempt from the Florida intangible personal property tax as long as at least ninety percent (90%) of the net asset value of the portfolio is invested in assets that are exempt from the Florida intangible personal property tax. The Fund will normally invest in tax-exempt obligations of Florida, the United States, the U.S. Territories or political subdivisions of the United States or Florida so Shares should, under normal circumstances, be exempt from the Florida intangible personal property tax.



MASSACHUSETTS TAXES


In the opinion of special Massachusetts tax counsel, the Massachusetts Fund's interest distributions attributable to Massachusetts obligations (debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof), U.S. possessions obligations (the Governments of Puerto Rico, Guam, or the United States Virgin Islands) and United States obligations can be excluded from Massachusetts gross income for Massachusetts personal income tax purposes. Distributions properly designated as capital gain dividends and attributable to gains realized on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Fund that are included in a Shareholder's federal gross income, including distributions of net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax. Distributions from the Fund and the value of the shares of the Fund may be subject to the Massachusetts excise tax on corporations.



MICHIGAN TAXES


In the opinion of special Michigan tax counsel, Shareholders of the Michigan Fund who are subject to the Michigan state and city income taxes or single business tax will not be subject to such taxes on their Fund dividends to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on obligations which is exempt from regular federal income tax and is exempt from Michigan state and city income taxes and single business tax. Other distributions with respect to shares of the Fund including, but not limited to, long or short-term capital gains, will be subject to the Michigan state and city income tax or single business tax and may be subject to the city income taxes imposed by certain Michigan cities.



NEW JERSEY TAXES


The New Jersey Fund intends to satisfy New Jersey's statutory requirements for treatment as a "Qualified Investment Fund" under the provisions of the New Jersey Gross Income Tax Act (N.J.S.A. Sections 54A: 5-1 et seq.), as amended and any regulations promulgated thereunder. In the opinion of special New Jersey tax counsel, Wilentz, Goldman & Spitzer, P.A., provided the Fund at all times has no investments other than interest-bearing obligations, obligations issued at discount, and cash and cash items including receivables; at all times has not less than 80 percent of the aggregate principal amount of all its investments in obligations which are issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of New Jersey; or those obligations which are statutorily free from state or local taxation under any act of New Jersey or under the laws of the United States; complies with all applicable certification, disclosure and reporting requirements; at all times is an investment company registered with the Securities and Exchange Commission; and otherwise satisfies such statutory requirements, shareholders of the Fund which are individuals, estates or trusts will not be required to include in their New Jersey gross income distributions from the Fund that are attributable to interest or gain realized by the Fund from obligations the interest on which is


--------------------------------------------------------------------------------
 58

TAXES

--------------------------------------------------------------------------------


exempt from regular federal income tax and is exempt from New Jersey personal income tax or other obligations statutorily free from New Jersey taxation. However, with regard to corporate shareholders, such counsel is also of the opinion that distributions from the Fund will not be excluded from net income and shares of the Fund will not be excluded from investment capital in determining New Jersey corporation business (franchise) and corporation income taxes for corporate shareholders. For additional information, see the Statement of Additional Information--Taxes and Appendix C.



NEW YORK TAXES


In the opinion of special New York tax counsel, under New York law, dividends paid by the New York Fund are exempt from New York State and New York City personal income tax applicable to individuals who reside in New York State and New York City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies and the governments of Puerto Rico, the U.S. Virgin Islands and Guam and other territories. Other distributions from the New York Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State and City personal income tax. Distributions to a corporate holder of APS will be subject to New York State corporate franchise tax and New York City general corporation tax.



OHIO TAXES


In the opinion of special Ohio tax counsel, under current Ohio law individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Ohio Fund to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions, or the agencies or instrumentalities thereof ("Ohio obligations"). Dividends paid by the Fund also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Fund's shares will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund will consist of Ohio obligations or similar obligations of other states.



PENNSYLVANIA TAXES


In the opinion of special Pennsylvania tax counsel, interest derived by the Pennsylvania Fund from obligations which are statutorily free from state taxation in Pennsylvania ("Exempt Obligations") are not taxable on pass through to individual shareholders for purposes of the Pennsylvania personal income tax. The term "Exempt Obligations" includes (i) those obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, the interest from which is statutorily free from state taxation in the Commonwealth of Pennsylvania, and (ii) certain qualifying obligations of U.S. territories and possessions, or direct U.S. Government obligations. Distributions attributable to most other sources, including capital gains, will not be exempt from Pennsylvania personal income tax.


Corporate shareholders that are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions made by the Fund, provided such distributions are derived from interest on Exempt Obligations. Distributions of capital gain attributable to Exempt Obligations are subject to the Pennsylvania corporate net income tax.

Shares of the Fund which are held by individual shareholders who are Pennsylvania residents and subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

that the obligations held by the Fund consist of Exempt Obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.

For individual shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations will not be taxable for purposes of the Philadelphia School District Investment Net Income Tax ("Philadelphia School District Tax"), provided that the Fund reports to its investors the percentage of Exempt Obligations held by the Fund for the year. The Fund will report such percentage to its investors.

The foregoing briefly summarizes some of the important federal income tax and state tax consequences of investing in the APS and reflects the federal and applicable state and local tax laws, as of the date of this Prospectus and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Other federal, state or local tax considerations may apply to a particular investor, including state alternative minimum tax. Investors should consult their tax advisers.

Description of capital structure


Each Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated October 3, 2002 (each a "Declaration of Trust"). Each Declaration of Trust provides that the Trustees of each Fund may authorize separate classes of shares of beneficial interest. The Trustees of each Fund have authorized an unlimited number of shares of beneficial interest stock, par value $0.01 per share, all of which shares were initially classified as Common Shares. The Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. For a description of the APS, see "Description of APS." The following table shows the amount of (i) shares authorized, (ii) shares held by a Fund for its own account and (iii) shares outstanding, for each class of authorized securities of each Fund as of January 13, 2003.



                                                                                AMOUNT
                                                                             OUTSTANDING
                                                                            (EXCLUSIVE OF
                                                         AMOUNT HELD BY     AMOUNT HELD BY
                                                        FUND FOR ITS OWN   FUND FOR ITS OWN
TITLE OF CLASS                      AMOUNT AUTHORIZED       ACCOUNT            ACCOUNT)
-------------------------------------------------------------------------------------------
NATIONAL FUND
Common Shares.....................       Unlimited                 -0-          9,904,558
Auction Preferred Shares..........
  Series A........................           1,750                 -0-                -0-
  Series B........................           1,750                 -0-                -0-
CALIFORNIA FUND
Common Shares.....................       Unlimited                 -0-          3,851,232
Auction Preferred Shares..........           1,350                 -0-                -0-
FLORIDA FUND
Common Shares.....................       Unlimited                 -0-          2,542,190
Auction Preferred Shares..........             900                 -0-                -0-
MASSACHUSETTS FUND
Common Shares.....................       Unlimited                 -0-          1,743,435
Auction Preferred Shares..........             620                 -0-                -0-


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 60

DESCRIPTION OF CAPITAL STRUCTURE

--------------------------------------------------------------------------------


                                                                                AMOUNT
                                                                             OUTSTANDING
                                                                            (EXCLUSIVE OF
                                                         AMOUNT HELD BY     AMOUNT HELD BY
                                                        FUND FOR ITS OWN   FUND FOR ITS OWN
TITLE OF CLASS                      AMOUNT AUTHORIZED       ACCOUNT            ACCOUNT)
-------------------------------------------------------------------------------------------
MICHIGAN FUND
Common Shares.....................       Unlimited                 -0-          1,507,374
Auction Preferred Shares..........             540                 -0-                -0-
NEW JERSEY FUND
Common Shares.....................       Unlimited                 -0-          2,553,301
Auction Preferred Shares..........             900                 -0-                -0-
NEW YORK FUND
Common Shares.....................       Unlimited                 -0-          2,553,314
Auction Preferred Shares..........             900                 -0-                -0-
OHIO FUND
Common Shares.....................       Unlimited                 -0-          2,503,113
Auction Preferred Shares..........             875                 -0-                -0-
PENNSYLVANIA FUND
Common Shares.....................       Unlimited                 -0-          2,937,198
Auction Preferred Shares..........           1,040                 -0-                -0-


Holders of Common Shares are entitled to share equally in dividends declared by a Board of Trustees payable to holders of Common Shares and in the net assets of each Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding preferred shares. Neither holders of Common Shares nor holders of preferred shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of a Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. Each Declaration of Trust provides that Shareholders are not liable for any liabilities of a Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of a Fund as though they were general partners, the provisions of each Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.


Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding APS or other preferred shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of APS--Voting rights."


Shareholders are entitled to one vote for each share held. The Common Shares, APS and any other preferred shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, APS and any other preferred shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, APS and any other preferred shares will not be able to elect any of such Trustees.

So long as any APS or any other preferred shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from each Fund, unless at the time of

--------------------------------------------------------------------------------

DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------


such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings has been paid and (2) the value of a Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, each Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of APS--Dividends and Dividend Periods--Restrictions on Dividends and other payments."


Each Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.


The Common Shares of each Fund commenced trading on the AMEX on November 26, 2002. At January 3, 2003, the net asset value per share of Common Shares and the closing price per share of Common Shares on the AMEX were as follows: National Fund--$14.52, $15.00; California Fund--$14.52, $15.00; Florida Fund--$14.49,
$15.01; Massachusetts Fund--$14.46, $15.30; Michigan Fund--$14.44, $15.11; New
Jersey Fund--$14.60, $15.00; New York Fund--$14.50, $15.00; Ohio Fund--$14.47,
$15.25; and Pennsylvania Fund--$14.47, $15.01.


PREFERRED SHARES
Under the 1940 Act, each Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any APS or any other preferred shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.

Certain provisions of the Declarations of Trust

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST
Each Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of a Fund or to change the composition of its Board, and could have the effect of depriving holders of Common Shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of a Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. Each Board is divided into three classes, with the term of one class expiring at each annual meeting of holders of Common Shares and preferred shares. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of each Fund that elected such Trustee and is entitled to vote on the matter.

In addition, each Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of a Fund, voting as a class, then entitled to vote to approve, adopt or

--------------------------------------------------------------------------------
 62

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

--------------------------------------------------------------------------------

authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of each Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of a Fund or any subsidiary of a Fund with or into any Principal Shareholder; (ii) the issuance of any securities of a Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of a Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to a Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

Each Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of holders of Common Shares and preferred shares generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND
Each Fund may be converted to an open-end investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund's then outstanding Common Shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and preferred shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of each Fund could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. The composition of each Fund's portfolio likely would prohibit it from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in each Fund's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of each Fund to an open-end investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings. Each Board believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that a Board would vote to convert a Fund to an open-end investment company.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Underwriting



The underwriters named below (the "Underwriters"), acting through UBS Warburg LLC, 299 Park Avenue, New York, New York, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York as lead managers and A.G. Edwards & Sons, Inc. and Prudential Securities Incorporated as their representatives (together with the lead managers, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with each Fund and the Adviser, to purchase from each Fund the number of APS set forth below their respective names. The Underwriters are committed to purchase and pay for all of a Fund's APS if any are purchased.



                                                        UNDERWRITER
                       ------------------------------------------------------------------------------
                                           MERRILL LYNCH,                     PRUDENTIAL      TOTAL
                                          PIERCE, FENNER &    A.G. EDWARDS    SECURITIES    PREFERRED
FUND                   UBS WARBURG LLC   SMITH INCORPORATED   & SONS, INC.   INCORPORATED    SHARES
-----------------------------------------------------------------------------------------------------
National Fund........
California Fund......
Florida Fund.........
Massachusetts Fund...
Michigan Fund........
New Jersey Fund......
New York Fund........
Ohio Fund............
Pennsylvania Fund....



The Underwriters have advised each Fund that they propose initially to offer the APS of such Fund to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a
concession not in excess of $     per share. The Underwriters may allow, and
such dealers may reallow, a discount not in excess of $     per share to other
dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased
on or before January   , 2003.



The Underwriters will act in Auctions as Broker-Dealers as set forth under "The Auctions--General--Broker-Dealer Agreements" and will be entitled to fees for services as Broker-Dealers as set forth therein. The Underwriters also may provide information to be used in ascertaining the Reference Rate.



The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of a Fund's portfolio transactions after they have ceased to be principal underwriters of the Fund under the 1940 Act and, subject to certain conditions, may act as such brokers while they are principal underwriters.



In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.



Each Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act of 1933, as amended.


--------------------------------------------------------------------------------
 64

--------------------------------------------------------------------------------


Shareholder Servicing Agent, custodian and transfer agent



Pursuant to a Shareholder Servicing Agreement between UBS Warburg LLC (the "Shareholder Servicing Agent") and Eaton Vance, the Shareholder Servicing Agent will (i) undertake to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund's common shares, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of Eaton Vance, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Fund and such other companies and (3) other relevant performance indicators; and (iv) at the request of Eaton Vance, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, Eaton Vance will pay the Shareholder Servicing Agent a fee computed weekly and payable quarterly equal on an annual basis to 0.10% of the Fund's average weekly gross assets. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act.



Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. IBT maintains the Fund's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments, and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.



PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027 is the transfer agent and dividend disbursing agent of the Fund.


Legal opinions


Certain legal matters in connection with the APS will be passed upon for each Fund by Kirkpatrick & Lockhart LLP, Boston, Massachusetts, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois and its affiliated entities. Skadden, Arps, Slate, Meagher & Flom (Illinois) and its affiliated entities may rely as to certain matters of Massachusetts law on the opinion of Kirkpatrick & Lockhart LLP.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Independent auditors


Deloitte & Touche LLP, Boston, Massachusetts, are the independent auditors for each Fund and will audit each Fund's financial statements.

Additional information


The Prospectus and the Statements of Additional Information do not contain all of the information set forth in the Registration Statement that each Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statements of Additional Information can be obtained without charge by calling 1-800-225-6265.



Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.


--------------------------------------------------------------------------------
 66

--------------------------------------------------------------------------------


National Fund



Table of contents for the


Statement of Additional Information



Additional investment information and restrictions..........    2
Trustees and officers.......................................   11
Investment advisory and other services......................   16
Determination of net asset value............................   17
Portfolio trading...........................................   18
Taxes.......................................................   20
Other information...........................................   24
Independent auditors........................................   24
Independent auditors' report................................   25
Financial statements........................................   26
Appendix A: Ratings of municipal bonds......................   54
Appendix B: Tax equivalent yield table......................   60
Appendix C: U.S. territory information......................   61
Appendix D: Description of insurers.........................   63
Appendix E: Amended By-Laws.................................   66



California Fund



Table of contents for the


Statement of Additional Information



Additional investment information and restrictions..........    2
Trustees and officers.......................................   11
Investment advisory and other services......................   17
Determination of net asset value............................   18
Portfolio trading...........................................   19
Taxes.......................................................   21
Other information...........................................   26
Independent auditors........................................   26
Independent auditors' report................................   27
Financial statements........................................   28
Appendix A: Ratings of municipal bonds......................   56
Appendix B: Tax equivalent yield table......................   62
Appendix C: California and U.S. territory information.......   63
Appendix D: Description of insurers.........................   76
Appendix E: Amended By-Laws.................................   79


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Florida Fund



Table of contents for the


Statement of Additional Information



Additional investment information and restrictions..........    2
Trustees and officers.......................................   11
Investment advisory and other services......................   16
Determination of net asset value............................   18
Portfolio trading...........................................   18
Taxes.......................................................   20
Other information...........................................   24
Independent auditors........................................   25
Independent auditors' report................................   26
Financial statements........................................   27
Appendix A: Ratings of municipal bonds......................   55
Appendix B: Tax equivalent yield table......................   61
Appendix C: Florida and U.S. territory information..........   63
Appendix D: Description of insurers.........................   68
Appendix E: Amended By-Laws.................................   71



Massachusetts Fund



Table of contents for the


Statement of Additional Information



Additional investment information and restrictions..........    2
Trustees and officers.......................................   11
Investment advisory and other services......................   16
Determination of net asset value............................   17
Portfolio trading...........................................   18
Taxes.......................................................   20
Other information...........................................   24
Independent auditors........................................   25
Independent auditors' report................................   26
Financial statements........................................   27
Appendix A: Ratings of municipal bonds......................   55
Appendix B: Tax equivalent yield table......................   61
Appendix C: Massachusetts and U.S. territory information....   62
Appendix D: Description of insurers.........................   80
Appendix E: Amended By-Laws.................................   83


--------------------------------------------------------------------------------
 68

--------------------------------------------------------------------------------


Michigan Fund



Table of contents for the


Statement of Additional Information



Additional investment information and restrictions..........    2
Trustees and officers.......................................   11
Investment advisory and other services......................   17
Determination of net asset value............................   18
Portfolio trading...........................................   19
Taxes.......................................................   21
Other information...........................................   25
Independent auditors........................................   26
Independent auditors' report................................   27
Financial statements........................................   28
Appendix A: Ratings of municipal bonds......................   56
Appendix B: Tax equivalent yield table......................   62
Appendix C: Michigan and U.S. territory information.........   64
Appendix D: Description of insurers.........................   70
Appendix E: Amended By-Laws.................................   73



New Jersey Fund



Table of contents for the


Statement of Additional Information



Additional investment information and restrictions..........    2
Trustees and officers.......................................   11
Investment advisory and other services......................   16
Determination of net asset value............................   17
Portfolio trading...........................................   18
Taxes.......................................................   20
Other information...........................................   25
Independent auditors........................................   25
Independent auditors' report................................   26
Financial statements........................................   27
Appendix A: Ratings of municipal bonds......................   55
Appendix B: Tax equivalent yield table......................   61
Appendix C: New Jersey and U.S. territory information.......   62
Appendix D: Description of insurers.........................   67
Appendix E: Amended By-Laws.................................   70


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


New York Fund



Table of contents for the


Statement of Additional Information



Additional investment information and restrictions..........    2
Trustees and officers.......................................   11
Investment advisory and other services......................   16
Determination of net asset value............................   17
Portfolio trading...........................................   18
Taxes.......................................................   20
Other information...........................................   25
Independent auditors........................................   25
Independent auditors' report................................   26
Financial statements........................................   27
Appendix A: Ratings of municipal bonds......................   55
Appendix B: Tax equivalent yield table......................   61
Appendix C: New York and U.S. territory information.........   63
Appendix D: Description of insurers.........................   71
Appendix E: Amended By-Laws.................................   74



Ohio Fund



Table of contents for the


Statement of Additional Information



Additional investment information and restrictions..........    2
Trustees and officers.......................................   11
Investment advisory and other services......................   16
Determination of net asset value............................   17
Portfolio trading...........................................   18
Taxes.......................................................   20
Other information...........................................   25
Independent auditors........................................   26
Independent auditors' report................................   27
Financial statements........................................   28
Appendix A: Ratings of municipal bonds......................   56
Appendix B: Tax equivalent yield table......................   62
Appendix C: Ohio and U.S. territory information.............   64
Appendix D: Description of insurers.........................   75
Appendix E: Amended By-Laws.................................   78


--------------------------------------------------------------------------------
 70

--------------------------------------------------------------------------------


Pennsylvania Fund



Table of contents for the


Statement of Additional Information



Additional investment information and restrictions..........    2
Trustees and officers.......................................   11
Investment advisory and other services......................   17
Determination of net asset value............................   18
Portfolio trading...........................................   19
Taxes.......................................................   21
Other information...........................................   25
Independent auditors........................................   26
Independent auditors' report................................   27
Financial statements........................................   28
Appendix A: Ratings of municipal bonds......................   56
Appendix B: Tax equivalent yield table......................   62
Appendix C: Pennsylvania and U.S. territory information.....   63
Appendix D: Description of insurers.........................   72
Appendix E: Amended By-Laws.................................   75


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Glossary




"7-Day Dividend Period" means a Dividend Period consisting of seven days.

"1940 Act" means the Investment Company Act of 1940, as amended from time to time.


"1940 Act APS Asset Coverage" has the meaning set forth on page 43 of this Prospectus.



"1940 Act Cure Date" has the meaning set forth on page 43 of this Prospectus.



"Additional Dividends" has the meaning set forth on page 41 of this Prospectus.


"Adviser" means Eaton Vance Management.

"Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.


"Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.



"Amended By-Laws" means the By-laws of each Fund, as amended December 17, 2002, specifying the powers, preferences and rights of the APS. Each Fund's Amended By-Laws are contained in Appendix E to the Fund's Statement of Additional Information.


"Anticipation Notes" means the following municipal obligations: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.


"Applicable Percentage" has the meaning set forth on page 50 of this Prospectus.


"Applicable Rate" means the rate per annum at which cash dividends are payable on APS for any Dividend Period.

"APS" means the Auction Preferred Shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of a Fund.


"APS Basic Maintenance Amount" has the meaning set forth on page 45 of this Prospectus.



"APS Basic Maintenance Cure Date" has the meaning set forth on page 42 of this Prospectus.


"Auction" means a periodic operation of the Auction Procedures.

"Auction Agent" means Deutsche Bank Trust Company, unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of each Fund or a duly authorized committee thereof enters into an agreement with each to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

"Auction Agent Agreement" means the agreement entered into between each Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.


"Auction Date" has the meaning set forth on page 49 of this Prospectus.


--------------------------------------------------------------------------------
 72

GLOSSARY
--------------------------------------------------------------------------------

"Auction Procedures" means the procedures for conducting Auctions set forth in
Section 10 of each Fund's Amended By-Laws contained in Appendix E to each Fund's Statement of Additional Information.

"Available APS" has the meaning specified in Paragraph 10(d)(i) of the Auction Procedures.

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.


"Bid" has the meaning specified in Subsection 10(b)(i) of the Auction
Procedures.



"Bidder" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.


"Board of Trustees" or "Board" means the Board of Trustees of each Fund.

"Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by each Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.


"Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer, including UBS Warburg LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc. and Prudential Securities Incorporated pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.


"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

"Cede & Co." means the nominee of DTC, and in whose name the shares of APS initially will be registered.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Shares" means the Common Shares, par value $0.01 per share, of each Fund.

"Date of Original Issue" means, with respect to each APS, the date on which such share first is issued by each Fund.

"Declaration of Trust" means the Agreement and Declaration of Trust of each Fund.

"Discounted Value" of any asset of each means with respect to an S&P Eligible Asset, the quotient of the market value thereof divided by the applicable S&P Discount Factor.


"Dividend Payment Date" has the meaning set forth on page 37 of this Prospectus.



"Dividend Periods" has the meaning set forth on page 37 of this Prospectus.


"DTC" means The Depository Trust Company.

"Eligible Assets" means S&P Eligible Assets.

"Existing Holder" means a Broker-Dealer or any such other person as may be permitted by each Fund that is listed as the holder of record of APS in the records of the Auction Agent.

"Fitch" means Fitch Ratings or its successors.

"Fund" means each Eaton Vance insured municipal bond fund listed on the cover page of this Prospectus, each a Massachusetts business trust that is the issuer of APS.


"Hold Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.


--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------

"IBT" means Investors Bank & Trust Company, the custodian of each Fund's assets.


"Initial Dividend Payment Date" has the meaning set forth on the inside cover page of this Prospectus.



"Initial Dividend Period" means, with respect to the APS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date of the APS.


"IRS" means the Internal Revenue Service.


"Long Term Dividend Period" has the meaning set forth on page 37 of this Prospectus.



"Mandatory Redemption Price" has the meaning set forth on page 42 of this Prospectus.


"Marginal Tax Rate" means the maximum marginal federal income tax rate applicable to an individual's or a corporation's ordinary income, whichever is greater.


"Maximum Applicable Rate" has the meaning specified under "The Auction--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.


"Moody's" means Moody's Investors Service, Inc. or its successors.

"Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.


"Non-Payment Period" has the meaning set forth on page 39 of this Prospectus.



"Non-Payment Period Rate" has the meaning set forth on page 39 of this Prospectus.



"Notice of Revocation" has the meaning set forth on page 38 of this Prospectus.



"Notice of Special Dividend Period" has the meaning set forth on page 38 of this Prospectus.



"Optional Redemption Price" has the meaning set forth on page 42 of this Prospectus.



"Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.


"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

"Potential Holder" means any Broker-Dealer or any such other person as may be permitted by each Fund, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).


"Preference Item" has the meaning set forth on page 36 of this Prospectus.


"Preferred Shares" means preferred shares of beneficial interest, par value $0.01 per share, of each Fund.

"Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.


"Reference Rate" means: (i) with respect to a Dividend Period or a Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short Term Municipal Obligation Rate, (ii) with respect to any Short Term Dividend Period, having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.



"Request for Special Dividend Period" has the meaning set forth on page 37 of this Prospectus.


--------------------------------------------------------------------------------
 74

GLOSSARY
--------------------------------------------------------------------------------


"Response" has the meaning set forth on page 38 of this Prospectus.



"Retroactive Taxable Allocation" has the meaning set forth on page 41 of this Prospectus.



"S&P" means Standard & Poor's, or its successors.



"S&P Eligible Assets" has the meaning set forth on page 45 of this Prospectus.


"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by each Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.


"Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.



"Short Term Dividend Period" has the meaning set forth on page 37 of this Prospectus.



"Special Dividend Period" has the meaning set forth on page 31 of this Prospectus.


"Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of each Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend Period shall not be subject to redemption at the option of a Fund and
(ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of each Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at a Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of each Fund after consultation with the Auction Agent and the Broker-Dealers.


"Submission Deadline" has the meaning specified in Subsection 10(a)(x) of the Auction Procedures.



"Submitted Bid" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.



"Submitted Hold Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.



"Submitted Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.



"Submitted Sell Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.


"Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.


"Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by UBS Warburg LLC, or its respective affiliates and successors, after consultation with each Fund, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the APS.



"Sufficient Clearing Bids" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.



"Taxable Equivalent of the Short-Term Municipal Obligations Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index (the "Kenny Index"), or any successor index made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes a


--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------


Preference Item, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Obligations Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the marginal tax rate noted above (expressed as a decimal). A Fund may not utilize a successor index to the Kenny Index unless S&P provides the Fund with written confirmation that the use of such successor index will not adversely affect the then-current S&P rating of the APS.



"U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date.



"U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.



"Valuation Date" means, for purposes of determining whether a Fund is maintaining the APS Basic Maintenance Amount, each Business Day commencing with January 17, 2003.



"Winning Bid Rate" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.


--------------------------------------------------------------------------------
 76

                               [EATON VANCE LOGO]

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES, AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                 SUBJECT TO COMPLETION, DATED JANUARY 13, 2003


--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

              , 2003


EATON VANCE INSURED FLORIDA MUNICIPAL BOND FUND

THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MASSACHUSETTS 02109
(800) 225-6265

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                              PAGE
                                                              ----
Additional investment information and restrictions..........    2
Trustees and officers.......................................   11
Investment advisory and other services......................   16
Determination of net asset value............................   18
Portfolio trading...........................................   18
Taxes.......................................................   20
Other information...........................................   24
Independent auditors........................................   25
Independent auditors' report................................   26
Financial statements........................................   27
Appendix A: Ratings of municipal bonds......................   55
Appendix B: Tax equivalent yield table......................   61
Appendix C: Florida and U.S. territory information..........   63
Appendix D: Description of insurers.........................   68
Appendix E: Amended By-Laws.................................   71



     THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE INSURED FLORIDA MUNICIPAL BOND FUND
(THE "FUND") DATED           , 2003, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS
INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

Additional investment information and restrictions

MUNICIPAL OBLIGATIONS
Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include long-term obligations, which are often called municipal bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. Market rates of interest available with respect to municipal obligations may be lower than those available with respect to taxable securities, although such differences may be partially or wholly offset by the effects of federal income tax on income derived from such taxable securities. While most municipal bonds pay a fixed rate of interest semi-annually in cash, some bonds pay no periodic cash interest but instead make a single payment at maturity representing both principal and interest. Municipal obligations may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax ("AMT"): (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986, which include "qualified
Section 501(c)(3) bonds" or refundings of certain obligations included in the second category.

Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but is treated as a tax preference item that could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in federal alternative minimum taxable income as income attributable to private activity bonds). In assessing the federal income tax treatment of interest on any such obligation, the Fund will rely on an opinion of the issuer's counsel (when available) obtained by the issuer or other reliable authority and will not undertake any independent verification thereof.

The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net

--------------------------------------------------------------------------------
 2

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event, and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer's obligations on such securities, which may increase the operating expenses and adversely affect the net asset value of the Fund. Any income derived from the ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company, the Fund is subject to certain limitations on its investments and on the nature of its income.

The yields on municipal obligations are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------


The Fund also may invest up to 20% of the net assets in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in the amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond.


STATE CONCENTRATION

The Fund may invest 25% or more of its total assets in municipal obligations of issuers located in Florida or the U.S. territories. When the Fund does so, it will be sensitive to factors affecting Florida or the U.S. Territory, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings. Factors pertaining to Florida and U.S. territories are set forth in Appendix C.


CREDIT QUALITY
While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

MUNICIPAL LEASES
The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation. Certain municipal lease obligations are illiquid.

ZERO COUPON BONDS
Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash and the Fund is required to distribute its income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

--------------------------------------------------------------------------------
 4

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES
New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. The Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it set aside cash to pay for when-issued securities.

REDEMPTION, DEMAND AND PUT FEATURES AND PUT OPTIONS
Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds because they may protect to some degree against a rise in interest rates.

VARIABLE RATE OBLIGATIONS
The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provide by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

INVERSE FLOATERS
The Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). Inverse floaters typically are created by underwriting firms depositing on behalf of municipal issuers a municipal bond(s) with a custodian or in a trust arrangement and issuing two derivative securities against the municipal bonds(s) held in custody/trust. The first tranche typically is referred to as a floater, with a variable rate adjusted

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

at regular intervals to market rates. This periodic rate adjustment permits floaters to trade like short-term bonds. The second tranche consists of inverse floaters as described below. Inverse floaters bear all of the interest rate risk of the deposited municipal bond(s) and trade like bonds with a duration that is a multiple of the underlying long-term bonds. Inverse floaters are structured to pass through to investors the tax-exempt character of the underlying municipal bond(s) that they are issued against.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a portfolio when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

INTEREST RATE SWAPS AND FORWARD RATE CONTRACTS
Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
The Fund may also enter into a separate agreement with the seller of a security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. Such agreements are subject to the risk of default by the other party, although the Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Adviser believes present minimal credit risks. The Fund would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Fund or that selling institutions will be willing to permit the Fund to exercise a put to hedge against rising interest rates. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio

--------------------------------------------------------------------------------
 6

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Fund after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

ILLIQUID OBLIGATIONS
At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

SECURITIES LENDING
The Fund may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Distributions by the Fund of any income realized by the Fund from securities loans will be taxable. If the management of the Fund decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Fund's total assets. Securities lending involves risks of delay in recovery or even loss of rights on the securities loaned if the borrower fails financially. The Fund has no present intention of engaging in securities lending.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

The Fund will engage in futures and related options transactions for bona fide hedging purposes or non-hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a RIC for federal income tax purposes.

ASSET COVERAGE REQUIREMENTS
Transactions involving when-issued securities, futures contracts and options (other than options that the Fund has purchased), interest rate swaps or forward rate contracts may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts or to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

TEMPORARY INVESTMENTS
Under unusual market conditions, the Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

PORTFOLIO TURNOVER
The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund.

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 8

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS
The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1)  Borrow money, except as permitted by the 1940 Act;

(2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments; and

(8)  Invest 25% or more of its total assets in issuers in any one industry.

In addition, as a fundamental policy, the Fund will, during normal market conditions, invest at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal income tax, including alternative minimum tax, and Florida intangibles tax, and that are insured as to principal and interest payments.

For purposes of the Fund's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers.

The Fund has adopted the following nonfundamental investment policy which may be changed by the Trustees without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon Board of Trustee approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

--------------------------------------------------------------------------------
 10

--------------------------------------------------------------------------------

Trustees and officers

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC is the corporate parent of Eaton Vance. EV is the corporate trustee of Eaton Vance.

                                                                                    NUMBER OF
                                                                                PORTFOLIOS IN
                                       TERM OF OFFICE                            FUND COMPLEX               OTHER
      NAME AND            POSITION(S)      AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY       DIRECTORSHIPS
    DATE OF BIRTH       WITH THE FUND      OF SERVICE   DURING PAST FIVE YEARS     TRUSTEE(1)                HELD
-----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Jessica M. Bibliowicz  Trustee(2)      Since 10/16/02  President and Chief           185       None
11/28/59                               3 Years         Executive Officer of
                                                       National Financial
                                                       Partners (financial
                                                       services company)
                                                       (since April 1999).
                                                       President and Chief
                                                       Operating Officer of
                                                       John A. Levin & Co.
                                                       (registered investment
                                                       adviser) (July 1997 to
                                                       April 1999) and a
                                                       Director of Baker,
                                                       Fentress & Company
                                                       which owns John A.
                                                       Levin & Co. (July 1997
                                                       to April 1999). Ms.
                                                       Bibliowicz is an
                                                       interested person
                                                       because of her
                                                       affiliation with a
                                                       brokerage firm.
James B. Hawkes        Vice President  Since 10/3/02   Chairman, President and       190       Director of EVC,
11/9/41                and Trustee(3)  3 Years         Chief Executive Officer                 EV and EVD
                                                       of BMR, Eaton Vance and
                                                       their corporate parent
                                                       and trustee (EVC and
                                                       EV, respectively); Vice
                                                       President of EVD.
                                                       Trustee and/or officer
                                                       of 190 investment
                                                       companies in the Eaton
                                                       Vance Fund Complex. Mr.
                                                       Hawkes is an interested
                                                       person because of his
                                                       positions with BMR,
                                                       Eaton Vance and EVC,
                                                       who are affiliates of
                                                       the Fund.

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                                                                              11

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


                                                                                    NUMBER OF
                                                                                PORTFOLIOS IN
                                       TERM OF OFFICE                            FUND COMPLEX               OTHER
      NAME AND            POSITION(S)      AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY       DIRECTORSHIPS
    DATE OF BIRTH       WITH THE FUND      OF SERVICE   DURING PAST FIVE YEARS     TRUSTEE(1)                HELD
-----------------------------------------------------------------------------------------------------------------
NONINTERESTED
TRUSTEES
Donald R. Dwight       Trustee(2)      Since 10/16/02  President of Dwight           190       Trustee/Director
3/26/31                                3 Years         Partners, Inc. (a                       of the Royce Funds
                                                       corporate relations and                 mutual funds
                                                       communications                          (consisting of 17
                                                       company).                               portfolios)
Samuel L. Hayes, III   Trustee(3)      Since 10/16/02  Jacob H. Schiff               190       Director of
2/23/35                                3 Years         Professor of Investment                 Tiffany & Co.
                                                       Banking Emeritus,                       (specialty
                                                       Harvard University                      retailer) and
                                                       Graduate School of                      Telect, Inc.
                                                       Business                                (telecommunication
                                                       Administration.                         services company)
Norton H. Reamer       Trustee(4)      Since 10/16/02  President, Unicorn            190       None
  9/21/35                              3 Years         Corporation (an
                                                       investment and
                                                       financial advisory
                                                       services company)
                                                       (since September 2000).
                                                       Chairman, Hellman,
                                                       Jordan Management Co.,
                                                       Inc. (an investment
                                                       management company)
                                                       (since November 2000).
                                                       Advisory Director of
                                                       Berkshire Capital
                                                       Corporation (investment
                                                       banking firm) (since
                                                       June 2002). Formerly
                                                       Chairman of the Board,
                                                       United Asset Management
                                                       Corporation (a holding
                                                       company owning
                                                       institutional
                                                       investment management
                                                       firms) and Chairman,
                                                       President and Director,
                                                       UAM Funds (mutual
                                                       funds).
Lynn A. Stout 9/14/57  Trustee(4)      Since 10/16/02  Professor of Law,             185       None
                                       3 Years         University of
                                                       California at Los
                                                       Angeles School of Law
                                                       (since July 2001).
                                                       Formerly, Professor of
                                                       Law, Georgetown
                                                       University Law Center.


------------
(1)  Includes both master and feeder funds in master-feeder structure.
(2)  Class I Trustee whose term expires in 2003.
(3)  Class II Trustee whose term expires in 2004.
(4)  Class III Trustee whose term expires in 2005.

--------------------------------------------------------------------------------
 12

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES


                                        TERM OF OFFICE
      NAME AND            POSITION(S)       AND LENGTH
    DATE OF BIRTH           WITH FUND       OF SERVICE   PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------

Cynthia Clemson        Vice President   Since 10/03/02   Vice President of Eaton Vance and BMR.
3/2/63                                                   Officer of 20 investment companies managed
                                                         by Eaton Vance or BMR.

Thomas J. Fetter       President        Since 10/03/02   Vice President of Eaton Vance and BMR.
8/20/43                                                  Officer of 126 investment companies managed
                                                         by Eaton Vance or BMR.

Robert B. MacIntosh    Vice President   Since 10/03/02   Vice President of Eaton Vance and BMR.
1/22/57                                                  Officer of 125 investment companies managed
                                                         by Eaton Vance or BMR.

Alan R. Dynner         Secretary        Since 10/03/02   Vice President, Secretary and Chief Legal
10/10/40                                                 Officer of BMR, Eaton Vance, EVD and EVC.
                                                         Officer of 190 investment companies managed
                                                         by Eaton Vance or BMR.

James L. O'Connor      Treasurer        Since 10/03/02   Vice President of BMR, Eaton Vance and EVD.
4/1/45                                                   Officer of 112 investment companies managed
                                                         by Eaton Vance or BMR.


The Nominating Committee of the Board of Trustees of the Fund is comprised of the Trustees who are not "interested persons" of the Fund as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is comprised of noninterested Trustees of the Fund. The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Trustees in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

Messrs. Dwight (Chairman), Hayes and Reamer are members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund, and certain service providers.

Messrs. Dwight, Hayes and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund.

As of the date of this SAI, the Committees had not held any meetings.

When considering approval of the investment advisory agreement between the Fund and the investment adviser, the noninterested Trustees considered, among other things, the following:

+ A report comparing the fees and expenses of the Fund to a peer group of funds;

+  Information on the relevant peer group(s) of funds and appropriate indices;

+ The economic outlook and the general investment outlook in the relevant investment markets;

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

+ Eaton Vance's results and financial condition and the overall organization of the investment adviser;

+  Arrangements regarding the distribution of Fund shares;

+  The procedures used to determine the fair value of the Fund's assets;

+ The allocation of brokerage, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

+ Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

+ The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

+ The quality nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates;

+  Investment management staffing;

+ Operating expenses (including transfer agency expenses) to be paid to third parties; and

+  Information to be provided to investors, including Fund's shareholders.

In addition to the factors mentioned above, the noninterested Trustees also reviewed the level of the investment adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The noninterested Trustees considered the profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The noninterested Trustees also considered Eaton Vance's profit margins in comparison with available industry data.

The noninterested Trustees did not consider any single factor as controlling in determining whether or not to approve the investment advisory agreement. Nor are the items described herein all encompassing of the matters considered by the noninterested Trustees. In assessing the information provided by Eaton Vance and its affiliates, the noninterested Trustees also took into consideration the benefits to shareholders of investing in a fund that is part of large family of funds which provides a large variety of shareholder services.

Based on their consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the noninterested Trustees concluded that the approval of the investment advisory agreement, including the fee structure (described herein) is in the interests of shareholders.

--------------------------------------------------------------------------------
 14

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2002.


                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                DOLLAR RANGE OF    SECURITIES OWNED IN ALL REGISTERED
                                               EQUITY SECURITIES    FUNDS OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                                OWNED IN THE FUND        EATON VANCE FUND COMPLEX
-----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
  Jessica M. Bibliowicz......................        None                $10,001--$50,000
  James B. Hawkes............................        None                 over $100,000
NONINTERESTED TRUSTEES
  Donald R. Dwight...........................        None                 over $100,000
  Samuel L. Hayes, III.......................        None                 over $100,000
  Norton H. Reamer...........................        None                 over $100,000
  Lynn A. Stout..............................        None                $10,001--$50,000


As of December 31, 2002, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.



During the calendar years ended December 31, 2001 and December 31, 2002, no noninterested Trustee (or their immediate family members) had:


1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD;
    (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.


During the calendar years ended December 31, 2001 and December 31, 2002, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.


Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


The fees and expenses of the noninterested Trustees of the Fund are paid by the Fund. (The Trustees of the Fund who are members of the Eaton Vance organization receive no compensation from the Fund.) During the Fund's fiscal year ending March 31, 2003, it is anticipated that the noninterested Trustees of the Fund will earn the following compensation in their capacities as Trustee. For the year ended December 31, 2002, the noninterested Trustees earned the following compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1).



                                   JESSICA M.    DONALD R.     SAMUEL L.    NORTON H.    LYNN A.
SOURCE OF COMPENSATION             BIBLIOWICZ       DWIGHT    HAYES, III       REAMER      STOUT
------------------------------------------------------------------------------------------------
Fund*............................   $      0     $      0      $      0     $      0    $      0
                                    --------     --------      --------     --------    --------
Fund Complex.....................   $160,000     $162,500(2)   $180,000     $160,000    $160,000(3)
                                    --------     --------      --------     --------    --------


------------
 *   Estimated

(1) As of December 31, 2002, the Eaton Vance fund complex consisted of 191 registered investment companies or series thereof.

(2)  Includes $60,000 of deferred compensation.
(3)  Includes $16,000 of deferred compensation.

Investment advisory and other services

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Investment Advisory Agreement continues in effect to March 31, 2004 and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a

--------------------------------------------------------------------------------
 16

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. EV is a subsidiary of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G.L. Cabot, Thomas E. Faust, Jr., Leo I. Higdon, Jr., John
M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. James B. Hawkes, Thomas E. Faust, Jr., Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers", all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

CODE OF ETHICS
The Adviser and the Fund have adopted a Code of Ethics governing personal securities transactions. Under the Code, Eaton Vance employees may purchase and sell securities (including securities held by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

INVESTMENT ADVISORY SERVICES
Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

ADMINISTRATIVE SERVICES
Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund's business.

Determination of net asset value

The net asset value per Share of the Fund is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per Share is determined by Investors Bank & Trust Company ("IBT"), in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by the Trustees.

Portfolio trading

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Municipal obligations, including state obligations, purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also

--------------------------------------------------------------------------------
 18

PORTFOLIO TRADING
--------------------------------------------------------------------------------

purchase municipal obligations from underwriters, and dealers in fixed price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Fund and the Adviser's other clients for providing brokerage and research services to the Adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

--------------------------------------------------------------------------------

PORTFOLIO TRADING
--------------------------------------------------------------------------------

The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. The investment companies sponsored by the Adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by the Adviser. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. ("NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

Municipal obligations considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Taxes

The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including tax-exempt interest income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to

--------------------------------------------------------------------------------
 20

TAXES
--------------------------------------------------------------------------------

the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year, and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.


If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes, and make certain distributions (which could be subject to interest charges).


The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower-rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal obligations, as described herein, will generally be excludable from gross income under Section 103(a) of the Code.

Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the AMT. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's distributions of exempt-interest dividends. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in its trade or business a part of a

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected.

In the course of managing its investments, the Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by the Fund of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund.

The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.


Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares, and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the 61 day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.


Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's

--------------------------------------------------------------------------------
 22

TAXES
--------------------------------------------------------------------------------

investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.


Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of up to 30% for amounts paid during 2003. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.


The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including tax-exempt interest and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Thus, the Fund is required to allocate a portion of its net capital gain and other taxable income to the APS. The Fund generally will notify the Auction Agent of the amount of any net capital gain and other taxable income to be included in any dividend on the APS prior to the Auction establishing the Applicable Rate for that dividend. Except for the portion of any dividend that it informs the Auction Agent will be treated as net capital gain or other taxable income, the Fund anticipates that the dividends paid on the APS will constitute exempt-interest dividends. The amount of net capital gains and ordinary income allocable to the Fund's APS (the "taxable distribution") will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on its Common Shares and the APS during a taxable year, but taxable distributions generally are not expected to be significant. The tax treatment of Additional Dividends also may affect the Fund's calculation of each class's allocable share of capital gains and other taxable income. See "Taxes--Tax Treatment of Additional Dividends" in the Prospectus.



Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of tax-exempt income, net capital gain, and other taxable income, if any, among the Fund's Common Shares and APS will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income. In the event of such a reallocation,


--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------


some of the dividends identified by the Fund as exempt-interest dividends to holders of APS may be recharacterized as additional net capital gain or other taxable income. In the event of such recharacterization, however, the Fund will not be required to make payments to such Shareholders to offset the tax effect of such reallocation. Kirkpatrick & Lockhart LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain and the issue were properly litigated, the IRS would be unlikely to prevail. A holder should be aware, however, that the opinion of Kirkpatrick & Lockhart LLP represents only its best legal judgment and is not binding on the IRS or the courts.


The Fund is not appropriate for non-U.S. investors or as a retirement plan investment.

STATE AND LOCAL TAXES
The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of net tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. The Fund will report annually to shareholders the percentages representing the proportionate ratio of its net tax-exempt interest income earned in each state.

In the opinion of special Florida tax counsel, Kirkpatrick & Lockhart LLP, the Florida Statutes provide that shares of a Florida fund owned by a Florida resident will be exempt from the Florida intangible personal property tax as long as at least ninety percent (90%) of the net asset value of the portfolio is invested in assets that are exempt from the Florida intangible personal property tax. The Fund will normally invest in tax-exempt obligations of Florida, the United States, the U.S. Territories or political subdivisions of the United States or Florida so Shares should, under normal circumstances, be exempt from the Florida intangible personal property tax.

The foregoing briefly summarizes some of the important federal income tax and Florida intangible personal property tax consequences to Shareholders of investing in Shares, reflects the federal and Florida intangible personal property tax laws as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions.

Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state or local tax consequences of investing in the Fund.

Other information

The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is

--------------------------------------------------------------------------------
 24

OTHER INFORMATION
--------------------------------------------------------------------------------

unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.


The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding 2/3 of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.


The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

Independent auditors

Deloitte & Touche LLP, Boston, Massachusetts, are the independent auditors for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance Insured Florida Municipal Bond Fund:


We have audited the accompanying statement of assets and liabilities of Eaton Vance Insured Florida Municipal Bond Fund (the "Fund") as of November 14, 2002 and the related statement of operations for the period from October 3, 2002 (date of organization) through November 14, 2002. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eaton Vance Insured Florida Municipal Bond Fund as of November 14, 2002, and the result of its operations for the period from October 3, 2002 (date of organization) through November 14, 2002 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Boston, Massachusetts

November 15, 2002



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Eaton Vance Insured Florida Municipal Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 14, 2002


ASSETS:
  Cash......................................................   $100,000
  Offering costs............................................    200,000
  Receivable from Adviser...................................      7,500
                                                               --------
  Total assets..............................................   $307,500
                                                               ========
LIABILITIES:
  Accrued offering costs....................................   $200,000
  Accrued organizational costs..............................      7,500
                                                               --------
  Total liabilities.........................................   $207,500
                                                               ========
Net assets applicable to 6,666.67 common shares of
  beneficial interest issued and outstanding................   $100,000
                                                               ========
NET ASSET VALUE AND OFFERING PRICE PER SHARE................   $  15.00
                                                               ========

STATEMENT OF OPERATIONS

PERIOD FROM OCTOBER 3, 2002 (DATE OF ORGANIZATION) THROUGH NOVEMBER 14, 2002


Investment Income...........................................   $    --
                                                               -------
Expenses:
  Organization costs........................................   $ 7,500
  Expense reimbursement.....................................    (7,500)
                                                               -------
  Net expenses..............................................   $    --
                                                               -------
Net investment income.......................................   $    --
                                                               =======

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to financial statement

NOTE 1:  ORGANIZATION

The Fund was organized as a Massachusetts business trust on October 3, 2002, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 6,666.67 common shares to Eaton Vance Management, the Fund's Investment Adviser.

Eaton Vance Management, or an affiliate, has agreed to reimburse all organizational costs, estimated at approximately $7,500.

Eaton Vance Management, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $0.03 per common share.

The Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and Florida intangibles tax.

NOTE 2:  ACCOUNTING POLICIES

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of 6,666,667 common shares.

NOTE 3:  INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.55% of the average weekly gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

In addition, Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.15% of the average weekly gross assets for the first 5 full years of the Fund's operations, 0.10% of average weekly gross assets in year 6, and 0.05% in year 7.

Eaton Vance Management is the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

NOTE 4:  FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments.

--------------------------------------------------------------------------------
 28

                                  FLORIDA FUND


                      PORTFOLIO OF INVESTMENTS (UNAUDITED)


                            AS OF DECEMBER 31, 2002



   PRINCIPAL
    AMOUNT
    (000'S
   OMITTED)                                 SECURITY                                VALUE
   ---------                                --------                             ------------
                  TAX-EXEMPT INVESTMENTS -- 94.8%
                  ELECTRIC UTILITIES -- 5.7%
    $ 2,000       JEA, 5.00%, 10/1/41                                            $  2,008,480
                                                                                 ------------
                                                                                 $  2,008,480
                                                                                 ============
                  ESCROWED/PREREFUNDED -- 3.2%
    $ 1,025       Dade County, Professional Sports Franchise Facility, (MBIA),
                    Escrowed to Maturity, 5.25%, 10/1/30                         $  1,117,711
                                                                                 ------------
                                                                                 $  1,117,711
                                                                                 ============
                  GENERAL OBLIGATIONS -- 4.4%
    $ 1,500       Florida Board of Education, 5.00%, 6/1/31                      $  1,524,915
                                                                                 ------------
                                                                                 $  1,524,915
                                                                                 ============
                  HOSPITAL -- 1.8%
    $   650       Highlands County (Adventist Health Care), 5.25%, 11/15/23      $    640,718
                                                                                 ------------
                                                                                 $    640,718
                                                                                 ============
                  INSURED-GENERAL OBLIGATIONS -- 13.1%
    $ 1,520       Florida Municipal Loan Council, (MBIA), 0.00%, 4/1/24          $    534,858
      1,520       Florida Municipal Loan Council, (MBIA), 0.00%, 4/1/23               506,905
      1,740       Orange County Tourist Development Tax Revenue, (AMBAC),
                    5.125%, 10/1/25                                                 1,794,166
      1,700       Puerto Rico, (FSA), 5.125%, 7/1/30                                1,758,344
                                                                                 ------------
                                                                                 $  4,594,273
                                                                                 ============
                  INSURED-HOSPITAL -- 13.5%
    $ 1,500       Jacksonville EDA, (Mayo Clinic), (MBIA), 5.50%, 11/15/36       $  1,592,130
      1,500       Miami Dade County Health Facilities Authority, (Miami
                    Children's Hospital), (AMBAC), 5.125%, 8/15/26(1)               1,541,205
      1,510       Sarasota Memorial Hospital, (MBIA), 5.25%, 7/1/24                 1,612,076
                                                                                 ------------
                                                                                 $  4,745,411
                                                                                 ============
                  INSURED-LEASE REVENUE / CERTIFICATES OF PARTICIPATION --7.8%
    $ 1,605       Port of Palm Beach, (XLCA), 0.00%, 9/1/24                      $    522,748
      1,950       Port of Palm Beach, (XLCA), 0.00%, 9/1/25                           601,750
      1,700       Port of Palm Beach, (XLCA), 0.00%, 9/1/26                           496,927
      1,000       Puerto Rico Public Building Authority, (XLCA), 5.50%, 7/1/21      1,129,400
                                                                                 ------------
                                                                                 $  2,750,825
                                                                                 ============
                  INSURED-MISCELLANEOUS -- 8.7%
    $ 1,500       Miami-Dade County, (Professional Sports Franchise), (MBIA),
                    4.75%, 10/1/30                                               $  1,491,870
      1,500       Polk County, Transportation Improvements, (FSA), 5.375%,
                    12/1/25                                                         1,580,265
                                                                                 ------------
                                                                                 $  3,072,135
                                                                                 ============


--------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT
    (000'S
   OMITTED)                                 SECURITY                                VALUE
   ---------                                --------                             ------------
                  INSURED-SPECIAL ASSESSMENT -- 3.6%
    $ 1,250       Julington Creek Plantation Community Development, (MBIA),
                    5.00%, 5/1/29                                                $  1,267,550
                                                                                 ------------
                                                                                 $  1,267,550
                                                                                 ============
                  INSURED-SPECIAL TAX REVENUE -- 22.5%
    $ 1,000       Bay County, Sales Tax Revenue, (AMBAC), 5.125%, 9/1/27         $  1,030,690
      1,250       Bay County, Sales Tax Revenue, (AMBAC), 5.125%, 9/1/32            1,284,450
        500       Dade County, Special Obligation, (AMBAC), Variable Rate,
                    10/1/35(2)(3)                                                     515,405
      1,500       Jacksonville, Capital Improvement Revenue, (Stadium),
                    (AMBAC), 5.00%, 10/1/30                                         1,524,780
      1,275       Jacksonville, Excise Tax, (FGIC), 5.125%, 10/1/27                 1,314,283
        225       Miami-Dade County, Special Obligation, (MBIA), 5.00%,
                    10/1/37                                                           227,410
      1,420       Orange County, Sales Tax Revenue, (FGIC), 5.125%, 1/1/23          1,476,331
        500       Puerto Rico Infrastructure Financing Authority, (AMBAC),
                    5.00%, 7/1/28                                                     510,655
                                                                                 ------------
                                                                                 $  7,884,004
                                                                                 ============
                  INSURED-TRANSPORTATION -- 5.8%
    $ 1,500       Florida State Turnpike Authority, (FGIC), 4.50%, 7/1/27        $  1,445,625
        540       Puerto Rico Highway and Transportation Authority, (MBIA),
                    Variable Rate, 7/1/36(2)(3)                                       595,885
                                                                                 ------------
                                                                                 $  2,041,510
                                                                                 ============
                  INSURED-WATER AND SEWER -- 4.7%
    $ 1,500       Pinellas County, Sewer Revenue, (FSA), 5.00%, 10/1/32(4)       $  1,525,485
        140       Tampa Bay, Water Utility, (FGIC), 5.00%, 10/1/31                    142,022
                                                                                 ------------
                                                                                 $  1,667,507
                                                                                 ============
                  TOTAL TAX-EXEMPT INVESTMENTS -- 94.8% (identified cost
                    $32,681,014)                                                 $ 33,315,039
                                                                                 ------------
                  OTHER ASSETS, LESS LIABILITIES -- 5.2%                         $  1,821,293
                                                                                 ------------
                  NET ASSETS -- 100.0%                                           $ 35,136,332
                                                                                 ============


---------------


The Fund invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2002, 87.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 8.3% to 26.9% of total investments.



(1) Security (or a portion thereof) has been segregated to cover when-issued securities.



(2) Security has been issued as a leveraged inverse floater bond.



(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


(4) When-issued security.


                       See notes to financial statements


--------------------------------------------------------------------------------
 30

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                    PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
NATIONAL FUND                                                 ------------------------
Net asset value -- Beginning of period(3)...................          $ 14.325
                                                                      --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $  0.044
Net realized and unrealized gain............................             0.321
                                                                      --------
Total income from operations................................          $  0.365
                                                                      --------
Common share offering costs.................................          $ (0.030)
                                                                      --------
Net asset value -- End of period............................          $ 14.660
                                                                      --------
Market value -- End of period...............................          $ 15.010
                                                                      --------
Total Investment Return on Net Asset Value(4)...............              2.34%
                                                                      --------
Total Investment Return on Market Value(4)..................              4.78%
                                                                      --------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $139,340
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................              0.65%(5)
  Net investment income.....................................              3.40%(5)
Portfolio Turnover..........................................                26%
--------------------------------------------------------------------------------------



 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such action not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................               0.85%(5)
            Net investment income...........................               3.20%(5)
          Net investment income per share...................           $  0.041


--------------------------------------------------------------------------------


(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



(2)Computed using average common shares outstanding.



(3)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4)Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5)Annualized.


--------------------------------------------------------------------------------

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                    PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
CALIFORNIA FUND                                               ------------------------
Net asset value -- Beginning of period(3)...................          $ 14.325
                                                                      --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $  0.040
Net realized and unrealized gain............................             0.245
                                                                      --------
Total income from operations................................          $  0.285
                                                                      --------
Common share offering costs.................................          $ (0.030)
                                                                      --------
Net asset value -- End of period............................          $ 14.580
                                                                      --------
Market value -- End of period...............................          $ 15.000
                                                                      --------
Total Investment Return on Net Asset Value(4)...............              1.78%
                                                                      --------
Total Investment Return on Market Value(4)..................              4.71%
                                                                      --------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $ 54,043
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................              0.72%(5)
  Net investment income.....................................              3.15%(5)
Portfolio Turnover..........................................                24%
--------------------------------------------------------------------------------------



 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................               1.03%(5)
            Net investment income...........................               2.84%(5)
          Net investment income per share...................           $   0.036


--------------------------------------------------------------------------------


(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



(2)Computed using average common shares outstanding.



(3)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4)Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5)Annualized.


--------------------------------------------------------------------------------
 32

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                    PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
FLORIDA FUND                                                  ------------------------
Net asset value -- Beginning of period(3)...................          $ 14.325
                                                                      --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $  0.032
Net realized and unrealized gain............................             0.273
                                                                      --------
Total income from operations................................          $  0.305
                                                                      --------
Common share offering costs.................................          $ (0.030)
                                                                      --------
Net asset value -- End of period............................          $ 14.600
                                                                      --------
Market value -- End of period...............................          $ 15.030
                                                                      --------
Total Investment Return on Net Asset Value(4)...............              1.92%
                                                                      --------
Total Investment Return on Market Value(4)..................              4.92%
                                                                      --------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $ 35,136
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................              0.77%(5)
  Net investment income.....................................              2.55%(5)
Portfolio Turnover..........................................                 9%
--------------------------------------------------------------------------------------



 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................               1.17%(5)
            Net investment income...........................               2.15%(5)
          Net investment income per share...................           $  0.027


--------------------------------------------------------------------------------


(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



(2)Computed using average common shares outstanding.



(3)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4)Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5)Annualized.


--------------------------------------------------------------------------------

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                    PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
MASSACHUSETTS FUND                                            ------------------------
Net asset value -- Beginning of period(3)...................          $ 14.325
                                                                      --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $  0.035
Net realized and unrealized gain............................             0.230
                                                                      --------
Total income from operations................................             0.265
                                                                      --------
Common share offering costs.................................          $ (0.030)
                                                                      --------
Net asset value -- End of period............................          $ 14.560
                                                                      --------
Market value -- End of period...............................          $ 15.280
                                                                      --------
Total Investment Return on Net Asset Value(4)...............              1.64%
                                                                      --------
Total Investment Return on Market Value(4)..................              6.67%
                                                                      --------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $ 23,750
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................              0.76%(5)
  Net investment income.....................................              2.78%(5)
Portfolio Turnover..........................................                28%
--------------------------------------------------------------------------------------



 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................              1.29%(5)
            Net investment income...........................              2.25%(5)
          Net investment income per share...................            $0.028


--------------------------------------------------------------------------------


(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



(2)Computed using average common shares outstanding.



(3)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4)Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5)Annualized.


--------------------------------------------------------------------------------
 34

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                   PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
MICHIGAN FUND                                                 -----------------------
Net asset value -- Beginning of period(3)...................          $14.325
                                                                      -------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $ 0.035
Net realized and unrealized gain............................            0.200
                                                                      -------
Total income from operations................................          $ 0.235
                                                                      -------
Common share offering costs.................................          $(0.030)
                                                                      -------
Net asset value -- End of period............................          $14.530
                                                                      -------
Market value -- End of period...............................          $15.170
                                                                      -------
Total Investment Return on Net Asset Value(4)...............             1.43%
                                                                      -------
Total Investment Return on Market Value(4)..................             5.90%
                                                                      -------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $20,800
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................             0.66%(5)
  Net investment income.....................................             2.73%(5)
Portfolio Turnover..........................................               17%


--------------------------------------------------------------------------------


 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................              1.22%(5)
            Net investment income...........................              2.17%(5)
          Net investment income per share...................            $0.028


--------------------------------------------------------------------------------


(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



(2)Computed using average common shares outstanding.



(3)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4)Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5)Annualized.


--------------------------------------------------------------------------------

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                   PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
NEW JERSEY FUND                                               -----------------------
Net asset value -- Beginning of period(3)...................          $14.325
                                                                      -------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $ 0.038
Net realized and unrealized gain............................            0.367
                                                                      -------
Total income from operations................................          $ 0.405
                                                                      -------
Common share offering costs.................................          $(0.030)
                                                                      -------
Net asset value -- End of period............................          $14.700
                                                                      -------
Market value -- End of period...............................          $15.010
                                                                      -------
Total Investment Return on Net Asset Value(4)...............             2.62%
                                                                      -------
Total Investment Return on Market Value(4)..................             4.78%
                                                                      -------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $35,369
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................             0.65%(5)
  Net investment income.....................................             2.94%(5)
Portfolio Turnover..........................................               23%


--------------------------------------------------------------------------------


 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................              1.04%(5)
            Net investment income...........................              2.55%(5)
          Net investment income per share...................            $0.033


--------------------------------------------------------------------------------


(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



(2)Computed using average common shares outstanding.



(3)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4)Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5)Annualized.


--------------------------------------------------------------------------------
 36

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                              FINANCIAL STATEMENTS


                        FINANCIAL HIGHLIGHTS (UNAUDITED)


                            AS OF DECEMBER 31, 2002



                                                                   PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
NEW YORK FUND                                                 -----------------------
Net asset value -- Beginning of period(3)...................          $14.325
                                                                      -------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $ 0.036
Net realized and unrealized gain............................            0.289
                                                                      -------
Total income from operations................................          $ 0.325
                                                                      -------
Common Share offering costs.................................          $(0.030)
                                                                      -------
Net asset value -- End of period............................          $14.620
                                                                      -------
Market value -- End of period...............................          $15.000
                                                                      -------
Total Investment Return on Net Asset Value(4)...............             2.06%
                                                                      -------
Total Investment Return on Market Value(4)..................             4.71%
                                                                      -------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $36,646
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................             0.70%(5)
  Net investment income.....................................             2.79%(5)
Portfolio Turnover..........................................               18%


--------------------------------------------------------------------------------


 +The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................              1.09%(5)
            Net investment income...........................              2.40%(5)
          Net investment income per share...................            $0.031


--------------------------------------------------------------------------------


(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



(2)Computed using average common shares outstanding.



(3)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4)Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5)Annualized.


--------------------------------------------------------------------------------

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                   PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
OHIO FUND                                                     -----------------------
Net asset value -- Beginning of period(3)...................         $ 14.325
                                                                     --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................         $  0.033
Net realized and unrealized gain............................            0.272
                                                                     --------
Total income from operations................................         $  0.305
                                                                     --------
Common share offering costs.................................         $ (0.030)
                                                                     --------
Net asset value -- End of period............................         $ 14.600
                                                                     --------
Market value -- End of period...............................         $ 15.350
                                                                     --------
Total Investment Return on Net Asset Value(4)...............             1.92%
                                                                     --------
Total Investment Return on Market Value(4)..................             7.16%
                                                                     --------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................         $ 34,403
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................             0.76%(5)
  Net investment income.....................................             2.60%(5)
Portfolio Turnover..........................................                5%


--------------------------------------------------------------------------------


 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................              1.17%(5)
            Net investment income...........................              2.19%(5)
          Net investment income per share...................            $0.028


--------------------------------------------------------------------------------


(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



(2)Computed using average common shares outstanding.



(3)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4)Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5)Annualized.


--------------------------------------------------------------------------------
 38

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                              FINANCIAL HIGHLIGHTS


                            AS OF DECEMBER 31, 2002



                                                                   PERIOD ENDED
                                                              DECEMBER 31, 2002(1)(2)
PENNSYLVANIA FUND                                             -----------------------
Net asset value -- Beginning of period(3)...................          $14.325
                                                                      -------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $ 0.033
Net realized and unrealized gain............................            0.242
                                                                      -------
Total income from operations................................          $ 0.275
                                                                      -------
Common share offering costs.................................          $(0.030)
                                                                      -------
Net asset value -- End of period............................          $14.570
                                                                      -------
Market value -- End of period...............................          $15.060
                                                                      -------
Total Investment Return on Net Asset Value(4)...............             1.71%
                                                                      -------
Total Investment Return on Market Value(4)..................             5.13%
                                                                      -------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $39,433
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................             0.68%(5)
  Net investment income.....................................             2.54%(5)
Portfolio Turnover..........................................               29%


--------------------------------------------------------------------------------


 + The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:



          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................              1.04%(5)
            Net investment income...........................              2.18%(5)
          Net investment income per share...................            $0.028


--------------------------------------------------------------------------------


(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



(2)Computed using average common shares outstanding.



(3)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.



(4)Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.



(5)Annualized.


--------------------------------------------------------------------------------

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                      STATEMENTS OF ASSETS AND LIABILITIES


                            AS OF DECEMBER 31, 2002



                                                     NATIONAL FUND   CALIFORNIA FUND   FLORIDA FUND
                                                     -------------   ---------------   ------------
ASSETS
Investments --
  Identified cost..................................  $139,492,532      $53,589,295     $32,681,014
  Unrealized appreciation..........................     2,834,999          826,663         634,025
---------------------------------------------------------------------------------------------------
Investments, at value..............................  $142,327,531      $54,415,958     $33,315,039
---------------------------------------------------------------------------------------------------
Cash...............................................  $  4,863,784      $   506,107     $ 2,955,820
Interest receivable................................     1,679,149          739,512         460,802
Receivable from Adviser............................         7,500            7,500           7,500
---------------------------------------------------------------------------------------------------
Total assets.......................................  $148,877,964      $55,669,077     $36,739,161
---------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased..................  $  3,240,214      $        --     $        --
Payable for when-issued securities.................     5,973,920        1,493,480       1,512,498
Payable to affiliate for Trustees' fees............         1,020              347             347
Accrued offering costs.............................       285,000          111,000          72,000
Accrued organization costs.........................         7,500            7,500           7,500
Accrued expenses...................................        30,317           13,264          10,484
---------------------------------------------------------------------------------------------------
Total liabilities..................................  $  9,537,971      $ 1,625,591     $ 1,602,829
---------------------------------------------------------------------------------------------------
Net Assets.........................................  $139,339,993      $54,043,486     $35,136,332
---------------------------------------------------------------------------------------------------
SOURCES OF NET ASSETS
Paid-in capital....................................  $135,902,500      $52,991,500     $34,408,000
Accumulated net realized gain (computed on the
  basis of identified cost)........................       191,815           81,919          18,998
Accumulated undistributed net investment income....       410,679          143,404          75,309
Net unrealized appreciation (computed on the basis
  of identified cost)..............................     2,834,999          826,663         634,025
---------------------------------------------------------------------------------------------------
Total..............................................  $139,339,993      $54,043,486     $35,136,332
---------------------------------------------------------------------------------------------------
COMMON SHARES OUTSTANDING..........................     9,506,667        3,706,667       2,406,667
---------------------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE
Net assets applicable to common shares / common
  shares issued and outstanding....................  $      14.66      $     14.58     $     14.60
---------------------------------------------------------------------------------------------------



                       See notes to financial statements


--------------------------------------------------------------------------------
 40

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                      STATEMENTS OF ASSETS AND LIABILITIES


                            AS OF DECEMBER 31, 2002



                                                  MASSACHUSETTS FUND   MICHIGAN FUND   NEW JERSEY FUND
                                                  ------------------   -------------   ---------------
ASSETS
Investments --
  Identified cost...............................     $23,187,341        $17,851,959      $32,425,312
  Unrealized appreciation.......................         344,039            263,213          835,178
------------------------------------------------------------------------------------------------------
Investments, at value...........................     $23,531,380        $18,115,172      $33,260,490
------------------------------------------------------------------------------------------------------
Cash............................................     $        --        $ 2,540,238      $ 1,778,929
Interest receivable.............................         288,715            192,478          409,486
Receivable for investments sold.................       1,047,693                 --               --
Receivable from Adviser.........................           7,500              7,500            7,500
------------------------------------------------------------------------------------------------------
Total assets....................................     $24,875,288         20,855,388      $35,456,405
------------------------------------------------------------------------------------------------------
LIABILITIES
Due to bank.....................................     $ 1,061,759        $        --      $        --
Payable to affiliate for Trustees' fees.........             139                 91              231
Accrued offering costs..........................          48,750             42,750           72,000
Accrued organizational costs....................           7,500              7,500            7,500
Accrued expenses................................           7,012              4,573            7,874
------------------------------------------------------------------------------------------------------
Total liabilities...............................     $ 1,125,160        $    54,914      $    87,605
------------------------------------------------------------------------------------------------------
Net Assets......................................     $23,750,128        $20,800,474      $35,368,800
------------------------------------------------------------------------------------------------------
SOURCES OF NET ASSETS
Paid-in capital.................................     $23,329,375        $20,470,375      $34,408,000
Accumulated net realized gain (computed on the
  basis of identified cost).....................          21,305             17,940           35,768
Accumulated undistributed net investment
  income........................................          55,409             48,946           89,854
Net unrealized appreciation (computed on the
  basis of identified cost).....................         344,039            263,213          835,178
------------------------------------------------------------------------------------------------------
Total...........................................     $23,750,128        $20,800,474      $35,368,800
------------------------------------------------------------------------------------------------------
COMMON SHARES OUTSTANDING.......................       1,631,667          1,431,667        2,406,667
------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE
Net assets applicable to common shares / common
  shares issued and outstanding.................     $     14.56        $     14.53      $     14.70
------------------------------------------------------------------------------------------------------



                       See notes to financial statements


--------------------------------------------------------------------------------

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                      STATEMENTS OF ASSETS AND LIABILITIES


                            AS OF DECEMBER 31, 2002



                                                    NEW YORK FUND    OHIO FUND    PENNSYLVANIA FUND
                                                    -------------   -----------   -----------------
ASSETS
Investments --
  Identified cost.................................   $34,393,772    $30,228,317      $32,039,358
  Unrealized appreciation.........................       697,216        631,099          625,099
---------------------------------------------------------------------------------------------------
Investments, at value.............................   $35,090,988    $30,859,416      $32,664,457
---------------------------------------------------------------------------------------------------
Cash..............................................   $ 1,119,416    $ 4,741,702      $ 6,442,900
Interest receivable...............................       518,794        360,921          416,856
Receivable from Adviser...........................         7,500          7,500            7,500
---------------------------------------------------------------------------------------------------
Total assets......................................   $36,736,698    $35,969,539      $39,531,713
---------------------------------------------------------------------------------------------------
LIABILITIES
Payable for when-issued securities................   $        --    $ 1,477,631      $        --
Payable to affiliate for Trustees' fees...........           200            347              238
Accrued offering costs............................        75,000         70,500           81,000
Accrued organizational costs......................         7,500          7,500            7,500
Accrued expenses..................................         8,429         10,993           10,220
---------------------------------------------------------------------------------------------------
Total liabilities.................................   $    91,129    $ 1,566,971      $    98,958
---------------------------------------------------------------------------------------------------
Net Assets........................................   $36,645,569    $34,402,568      $39,432,755
---------------------------------------------------------------------------------------------------
SOURCES OF NET ASSETS
Paid-in capital...................................   $35,837,500    $33,693,250      $38,696,499
Accumulated net realized gain (computed on the
  basis of identified cost).......................        22,040          2,880           23,936
Accumulated undistributed net investment income...        88,813         75,339           87,221
Net unrealized appreciation (computed on the basis
  of identified cost).............................       697,216        631,099          625,099
---------------------------------------------------------------------------------------------------
Total.............................................   $36,645,569    $34,402,568      $39,432,755
---------------------------------------------------------------------------------------------------
COMMON SHARES OUTSTANDING.........................     2,506,667      2,356,667        2,706,667
---------------------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE
Net assets applicable to common shares / common
  shares issued and outstanding...................   $     14.62    $     14.60      $     14.57
---------------------------------------------------------------------------------------------------



                       See notes to financial statements


--------------------------------------------------------------------------------
 42

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                            STATEMENTS OF OPERATIONS


                   FOR THE PERIOD ENDED DECEMBER 31, 2002(1)



                                                         NATIONAL FUND   CALIFORNIA FUND   FLORIDA FUND
                                                         -------------   ---------------   ------------
INVESTMENT INCOME
Interest...............................................   $  488,722       $  176,227        $ 97,946
-------------------------------------------------------------------------------------------------------
Total investment income................................   $  488,722       $  176,227        $ 97,946
-------------------------------------------------------------------------------------------------------
EXPENSES
Investment adviser fee.................................   $   64,284       $   25,050        $ 16,248
Trustees fees and expenses.............................        1,020              347             347
Legal and accounting services..........................        9,010            5,273           3,884
Printing and postage...................................        3,672            1,249           1,110
Custodian fee..........................................        4,675            1,823           1,046
Transfer and dividend disbursing agent.................        8,766            3,415           2,216
Organization costs.....................................        7,500            7,500           7,500
Miscellaneous..........................................        4,148            2,497           2,081
-------------------------------------------------------------------------------------------------------
Total expenses.........................................   $  103,075       $   47,154        $ 34,432
-------------------------------------------------------------------------------------------------------
Deduct --
  Reduction of investment adviser fee..................   $   17,532       $    6,831        $  4,295
Expense reimbursement..................................        7,500            7,500           7,500
-------------------------------------------------------------------------------------------------------
Total expense reductions...............................   $   25,032       $   14,331        $ 11,795
-------------------------------------------------------------------------------------------------------
Net expenses...........................................   $   78,043       $   32,823        $ 22,637
-------------------------------------------------------------------------------------------------------
Net investment income..................................   $  410,679       $  143,404        $ 75,309
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) --
  Investment transactions (identified cost basis)......   $  191,815       $   81,919        $ 18,998
-------------------------------------------------------------------------------------------------------
Net realized gain......................................   $  191,815       $   81,919        $ 18,998
-------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)..................   $2,834,999       $  826,663        $634,025
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)...   $2,834,999       $  826,663        $634,025
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain.......................   $3,026,814       $  908,582        $653,023
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations.............   $3,437,493       $1,051,986        $728,332
-------------------------------------------------------------------------------------------------------



(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



                       See notes to financial statements


--------------------------------------------------------------------------------

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                            STATEMENTS OF OPERATIONS


                   FOR THE PERIOD ENDED DECEMBER 31, 2002(1)



                                                   MASSACHUSETTS FUND   MICHIGAN FUND   NEW JERSEY FUND
                                                   ------------------   -------------   ---------------
INVESTMENT INCOME
Interest.........................................       $ 70,540          $ 60,808         $109,806
-------------------------------------------------------------------------------------------------------
Total investment income..........................       $ 70,540          $ 60,808         $109,806
-------------------------------------------------------------------------------------------------------
EXPENSES
Investment adviser fee...........................       $ 10,972          $  9,563         $ 16,290
Trustees fees and expenses.......................            139                91              231
Legal and accounting services....................          2,775             1,815            2,525
Printing and postage.............................            555               231              675
Custodian fee....................................            798               695            1,185
Transfer and dividend disbursing agent...........          1,496             1,304            2,224
Organization costs...............................          7,500             7,500            7,500
Miscellaneous....................................          1,388               771            1,265
-------------------------------------------------------------------------------------------------------
Total expenses...................................       $ 25,623          $ 21,970         $ 31,895
-------------------------------------------------------------------------------------------------------
Deduct --
  Reduction of investment adviser fee............       $  2,992          $  2,608         $  4,443
  Expense reimbursement..........................          7,500             7,500            7,500
-------------------------------------------------------------------------------------------------------
Total expense reductions.........................       $ 10,492          $ 10,108         $ 11,943
-------------------------------------------------------------------------------------------------------
Net expenses.....................................       $ 15,131          $ 11,862         $ 19,952
-------------------------------------------------------------------------------------------------------
Net investment income............................       $ 55,409          $ 48,946         $ 89,854
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) --
  Investment transactions (identified cost
     basis)......................................       $ 21,305          $ 17,940         $ 35,768
-------------------------------------------------------------------------------------------------------
Net realized gain................................       $ 21,305          $ 17,940         $ 35,768
-------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
  (depreciation) --
  Investments (identified cost basis)............       $344,039          $263,213         $835,178
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation).................................       $344,039          $263,213         $835,178
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain.................       $365,344          $281,153         $870,946
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations.......       $420,753          $330,099         $960,800
-------------------------------------------------------------------------------------------------------



(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



                       See notes to financial statements


--------------------------------------------------------------------------------
 44

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                            STATEMENTS OF OPERATIONS


                   FOR THE PERIOD ENDED DECEMBER 31, 2002(1)



                                                       NEW YORK FUND   OHIO FUND   PENNSYLVANIA FUND
                                                       -------------   ---------   -----------------
INVESTMENT INCOME
Interest.............................................    $111,249      $ 97,379        $110,591
----------------------------------------------------------------------------------------------------
Total investment income..............................    $111,249      $ 97,379        $110,591
----------------------------------------------------------------------------------------------------
EXPENSES
Investment adviser fee...............................    $ 17,265      $ 15,908        $ 18,315
Trustees fees and expenses...........................         200           347             238
Legal and accounting services........................       3,364         3,884           2,897
Printing and postage.................................         957         1,110           1,496
Custodian fee........................................       1,256         1,157           1,332
Transfer and dividend disbursing agent...............       2,354         2,169           2,498
Organization cost....................................       7,500         7,500           7,500
Miscellaneous........................................       1,749         1,804           1,589
----------------------------------------------------------------------------------------------------
Total expenses.......................................    $ 34,645      $ 33,879        $ 35,865
----------------------------------------------------------------------------------------------------
Deduct --
  Reduction of investment adviser fee................    $  4,709      $  4,339        $  4,995
  Expense reimbursement..............................       7,500         7,500           7,500
----------------------------------------------------------------------------------------------------
Total expense reductions.............................    $ 12,209      $ 11,839        $ 12,495
----------------------------------------------------------------------------------------------------
Net expenses.........................................    $ 22,436      $ 22,040        $ 23,370
----------------------------------------------------------------------------------------------------
Net investment income................................    $ 88,813      $ 75,339        $ 87,221
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) --
  Investment transactions (identified cost basis)....    $ 22,040      $  2,880        $ 23,936
----------------------------------------------------------------------------------------------------
Net realized gain....................................    $ 22,040      $  2,880        $ 23,936
----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)................    $697,216      $631,099        $625,099
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation).....................................    $697,216      $631,099        $625,099
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain.....................    $719,256      $633,979        $649,035
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations...........    $808,069      $709,318        $736,256
----------------------------------------------------------------------------------------------------



(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



                       See notes to financial statements


--------------------------------------------------------------------------------

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                      STATEMENTS OF CHANGES IN NET ASSETS


                   FOR THE PERIOD ENDED DECEMBER 31, 2002(1)



                                                     NATIONAL FUND   CALIFORNIA FUND   FLORIDA FUND
                                                     -------------   ---------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations --
  Net investment income............................  $    410,679      $   143,404     $    75,309
  Net realized gain................................       191,815           81,919          18,998
  Net change in unrealized appreciation
     (depreciation)................................     2,834,999          826,663         634,025
---------------------------------------------------------------------------------------------------
Net increase in net assets from operations.........  $  3,437,493      $ 1,051,986     $   728,332
---------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares(2)..................  $136,087,500      $53,002,500     $34,380,000
  Offering costs...................................      (285,000)        (111,000)        (72,000)
---------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share
  transactions.....................................  $135,802,500      $52,891,500     $34,308,000
---------------------------------------------------------------------------------------------------
Net increase in net assets.........................  $139,239,993      $53,943,486     $35,036,332
---------------------------------------------------------------------------------------------------
NET ASSETS
At beginning of period.............................  $    100,000      $   100,000     $   100,000
---------------------------------------------------------------------------------------------------
At end of period...................................  $139,339,993      $54,043,486     $35,136,332
---------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS
At end of period...................................  $    410,679      $   143,404     $    75,309
---------------------------------------------------------------------------------------------------



(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



(2)Proceeds from sale of shares net of sales load paid of $6,412,500, $2,497,500 and $1,620,000 for National Fund, California Fund and Florida Fund, respectively.



                       See notes to financial statements


--------------------------------------------------------------------------------
 46

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                      STATEMENTS OF CHANGES IN NET ASSETS


                   FOR THE PERIOD ENDED DECEMBER 31, 2002(1)



                                                  MASSACHUSETTS FUND   MICHIGAN FUND   NEW JERSEY FUND
                                                  ------------------   -------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
From operations --
  Net investment income.........................     $    55,409        $    48,946      $    89,854
  Net realized gain.............................          21,305             17,940           35,768
  Net change in unrealized appreciation
     (depreciation).............................         344,039            263,213          835,178
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations......     $   420,753        $   330,099      $   960,800
------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares(2)...............     $23,278,125        $20,413,125      $34,380,000
  Offering costs................................         (48,750)           (42,750)         (72,000)
------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share
  transactions..................................     $23,229,375        $20,370,375      $34,308,000
------------------------------------------------------------------------------------------------------
Net increase in net assets......................     $23,650,128        $20,700,474      $35,268,800
------------------------------------------------------------------------------------------------------
NET ASSETS
At beginning of period..........................     $   100,000        $   100,000      $   100,000
------------------------------------------------------------------------------------------------------
At end of period................................     $23,750,128        $20,800,474      $35,368,800
------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS
At end of period................................     $    55,409        $    48,946      $    85,854
------------------------------------------------------------------------------------------------------



(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



(2)Proceeds from sale of shares net of sales load paid of $1,096,875, $961,875 and $1,620,000 for Massachusetts Fund, Michigan Fund and New Jersey Fund, respectively.



                       See notes to financial statements


--------------------------------------------------------------------------------

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS


                        FINANCIAL STATEMENTS (UNAUDITED)


                      STATEMENTS OF CHANGES IN NET ASSETS


                   FOR THE PERIOD ENDED DECEMBER 31, 2002(1)



                                                    NEW YORK FUND    OHIO FUND    PENNSYLVANIA FUND
                                                    -------------   -----------   -----------------
INCREASE (DECREASE) IN NET ASSETS
From operations --
  Net investment income...........................   $    88,813    $    75,339      $    87,221
  Net realized gain...............................        22,040          2,880           23,936
  Net change in unrealized appreciation
     (depreciation)...............................       697,216        631,099          625,099
---------------------------------------------------------------------------------------------------
Net increase in net assets from operations........   $   808,069    $   709,318      $   736,256
---------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest --.....................................
  Proceeds from sale of shares(2).................   $35,812,500    $33,663,750      $38,677,500
  Offering costs..................................       (75,000)       (70,500)         (81,000)
---------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share
  transactions....................................   $35,737,500    $33,593,250      $38,596,500
---------------------------------------------------------------------------------------------------
Net increase in net assets........................   $36,545,569    $34,302,568      $39,332,756
---------------------------------------------------------------------------------------------------
NET ASSETS
At beginning of period............................   $   100,000    $   100,000      $   100,000
---------------------------------------------------------------------------------------------------
At end of period..................................   $36,645,569    $34,402,568      $39,432,756
---------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS
At end of period..................................   $    88,813    $    75,339      $    87,221
---------------------------------------------------------------------------------------------------



(1)For the period from the start of business, November 29, 2002, to December 31, 2002.



(2)Proceeds from sale of shares net of sales load paid of $1,687,500, $1,586,250 and $1,822,500 for New York Fund, Ohio Fund and Pennsylvania Fund, respectively.



                       See notes to financial statements


--------------------------------------------------------------------------------
 48

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS



                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


                            AS OF DECEMBER 31, 2002



1 SIGNIFICANT ACCOUNTING POLICIES



Eaton Vance Insured Municipal Bond Fund II (National Fund), Eaton Vance Insured California Municipal Bond Fund II (California Fund), and Eaton Vance Insured Florida Municipal Bond Fund (Florida Fund), Eaton Vance Insured Massachusetts Municipal Bond Fund (Massachusetts Fund), Eaton Vance Insured Michigan Municipal Bond Fund (Michigan Fund), Eaton Vance Insured New Jersey Municipal Bond Fund (New Jersey Fund), Eaton Vance Insured New York Municipal Bond Fund II (New York
Fund), Eaton Vance Insured Ohio Municipal Bond Fund (Ohio Fund) and Eaton Vance Insured Pennsylvania Municipal Bond Fund (Pennsylvania Fund) (individually referred to as the Fund or collectively the Funds) are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds were organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated October 3, 2002. Each Fund's investment objective is to achieve current income exempt from regular federal income tax, including alternative minimum tax, and taxes in its specified state. Each Fund seeks to achieve its objective by investing primarily in high grade municipal obligations that are insured as to the timely payment of principal and interest.



The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.



A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Interest rate swaps are normally valued on the basis of valuations furnished by a broker. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.



B Investment Transactions -- Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Fund instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.



C Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.



D Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary.



In addition, each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by each Fund, as exempt-interest dividends.



E Offering Costs -- Costs incurred by the Fund in connection with the offerings of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.


--------------------------------------------------------------------------------

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS

F Financial Futures Contracts -- Upon the entering of a financial futures contract, a Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.



G Interest Rate Swaps -- The Funds may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase and sale of securities. Pursuant to these agreements, the Funds make bi-annual payments at a fixed interest rate. In exchange, the Funds receive payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Funds are exposed to credit loss in the event of non-performance by the swap counterparty. However, the Funds do not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.



H Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.



I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Fund maintains with IBT. All significant credit balances used to reduce the Funds' custodian fees are reported as a reduction of total expenses in the Statement of Operations.



J Unaudited Financial Statements -- The Financial Statements relating to December 31, 2002 and for the period then ended have not been audited by independent certified public accounts but in the opinion of the Fund's management reflect all adjustments consisting of only normal recurring adjustments, necessary for the fair presentation of the Financial Statements.



2 DISTRIBUTIONS TO SHAREHOLDERS



Each Fund intends to make monthly distributions of net investment income. Distributions are recorded on the ex-dividend date. In addition, at least annually, the Funds intend to distribute net capital gain and taxable ordinary income, if any.



3 INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES



The investment adviser fee, computed at an annual rate of 0.55% of each Fund's average weekly gross assets, was earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. Except for Trustees of each Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. For the period from the start of business November 29, 2002 to December 31, 2002 the fee was equivalent to 0.55% (annualized) of each Fund's average weekly gross assets. EVM also serves as the administrator of the Funds, but currently received no compensation.


--------------------------------------------------------------------------------
 50

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.15% of average weekly total assets of each Fund during the first five full years of each Fund's operations, 0.10% of average weekly total assets of each Fund in year six, and 0.05% in year seven. For the period from the start of business November 29, 2002 to December 31, 2002 the Investment Adviser waived $17,532, $6,831, $4,295, $2,992, $2,608, $4,443,
$4,709, $4,339 and $4,995 of its advisory fee for National Fund, California Fund, Florida Fund, Massachusetts Fund, Michigan Fund, New Jersey Fund, New York Fund, Ohio Fund and Pennsylvania Fund, respectively.



Trustees of the Funds that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business November 29, 2002 to December 31, 2002, no significant amounts have been deferred.



Eaton Vance has agreed to pay offering costs (other than sales load) that exceed $0.03 per share. Eaton Vance has agreed to reimburse all Fund organization costs.



Certain officers and one Trustee of each Fund are officers of the above organization.



4 INVESTMENTS



Purchases and sales of investments, other than U.S. Government securities and short-term obligations for the period from the start of business November 29, 2002 to December 31, 2002 were as follows:



NATIONAL FUND
  Purchases.................................................  $161,324,454
  Sales.....................................................    28,697,161

CALIFORNIA FUND
  Purchases.................................................  $ 62,666,076
  Sales.....................................................     9,097,925

FLORIDA FUND
  Purchases.................................................  $ 34,324,125
  Sales.....................................................     1,666,779

MASSACHUSETTS FUND
  Purchases.................................................  $ 24,850,137
  Sales.....................................................     3,686,216

MICHIGAN FUND
  Purchases.................................................  $ 19,843,008
  Sales.....................................................     2,013,818

NEW JERSEY FUND
  Purchases.................................................  $ 37,463,154
  Sales.....................................................     5,043,700

NEW YORK FUND
  Purchases.................................................  $ 38,925,264
  Sales.....................................................     4,558,035


--------------------------------------------------------------------------------

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS

OHIO FUND
  Purchases.................................................  $ 31,216,137
  Sales.....................................................     1,005,030

PENNSYLVANIA FUND
  Purchases.................................................  $ 37,740,607
  Sales.....................................................     5,734,655



5 FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)



The cost and unrealized appreciation (depreciation) in value of the investments owned by each Fund at December 31, 2002, as computed for Federal income tax purposes, were as follows:



NATIONAL FUND
Aggregate cost..............................................  $139,489,239
                                                              ============
Gross unrealized appreciation...............................  $  2,838,292
Gross unrealized depreciation...............................            --
                                                              ------------
Net unrealized appreciation.................................  $  2,838,292
                                                              ============
CALIFORNIA FUND
Aggregate cost..............................................  $ 53,587,820
                                                              ============
Gross unrealized appreciation...............................  $    828,138
Gross unrealized depreciation...............................            --
                                                              ------------
NET UNREALIZED APPRECIATION.................................  $    828,138
                                                              ============
FLORIDA FUND
Aggregate cost..............................................  $ 32,680,700
                                                              ============
Gross unrealized appreciation...............................  $    634,339
Gross unrealized depreciation...............................            --
                                                              ------------
Net unrealized appreciation.................................  $    634,339
                                                              ============
MASSACHUSETTS FUND
Aggregate cost..............................................  $ 21,187,121
                                                              ============
Gross unrealized appreciation...............................  $    344,259
Gross unrealized depreciation...............................            --
                                                              ------------
Net unrealized appreciation.................................  $    344,259
                                                              ============
MICHIGAN FUND
Aggregate cost..............................................  $ 17,851,818
                                                              ============
Gross unrealized appreciation...............................  $    264,243
Gross unrealized depreciation...............................  $       (890)
                                                              ------------
Net unrealized appreciation.................................  $    263,354
                                                              ============


--------------------------------------------------------------------------------
 52

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS

NEW JERSEY FUND
Aggregate cost..............................................  $ 32,424,934
                                                              ============
Gross unrealized appreciation...............................  $    835,556
Gross unrealized depreciation...............................            --
                                                              ------------
Net unrealized appreciation.................................  $    835,556
                                                              ============
NEW YORK FUND
Aggregate cost..............................................  $ 34,393,462
                                                              ============
Gross unrealized appreciation...............................  $    697,526
Gross unrealized depreciation...............................            --
                                                              ------------
Net unrealized appreciation.................................  $    697,526
                                                              ============
OHIO FUND
Aggregate cost..............................................  $ 30,227,590
                                                              ============
Gross unrealized appreciation...............................  $    640,826
Gross unrealized depreciation...............................        (9,000)
                                                              ------------
Net unrealized appreciation.................................  $    631,826
                                                              ============
PENNSYLVANIA FUND
Aggregate cost..............................................  $ 32,039,159
                                                              ============
Gross unrealized appreciation...............................  $    625,303
Gross unrealized depreciation...............................            --
                                                              ------------
Net unrealized appreciation.................................  $    625,303
                                                              ============



6 SHARES OF BENEFICIAL INTEREST



The Declaration of Trust permits the Funds to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in Fund shares were as follows:



                                                                  PERIOD ENDED
                                                              DECEMBER 31, 2002(1)
                                                              --------------------
NATIONAL FUND
Sales.......................................................       9,500,000
                                                                   ---------
Net increase................................................       9,500,000
                                                                   =========
CALIFORNIA FUND
Sales.......................................................       3,700,000
                                                                   ---------
Net increase................................................       3,700,000
                                                                   =========
FLORIDA FUND
Sales.......................................................       2,400,000
                                                                   ---------
Net increase................................................       2,400,000
                                                                   =========


--------------------------------------------------------------------------------

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS

                                                                  PERIOD ENDED
                                                              DECEMBER 31, 2002(1)
                                                              --------------------
MASSACHUSETTS FUND
Sales.......................................................       1,625,000
                                                                   ---------
Net increase................................................       1,625,000
                                                                   =========
MICHIGAN FUND
Sales.......................................................       1,425,000
                                                                   ---------
Net increase................................................       1,425,000
                                                                   =========
NEW JERSEY FUND
Sales.......................................................       2,400,000
                                                                   ---------
Net increase................................................       2,400,000
                                                                   =========
NEW YORK FUND
Sales.......................................................       2,500,000
                                                                   ---------
Net increase................................................       2,500,000
                                                                   =========
OHIO FUND
Sales.......................................................       2,350,000
                                                                   ---------
Net increase................................................       2,350,000
                                                                   =========
PENNSYLVANIA FUND
Sales.......................................................       2,700,000
                                                                   ---------
Net increase................................................       2,700,000
                                                                   =========


---------------


(1)For the period from the start of business, November 29, 2002 to December 31, 2002.



7 FINANCIAL INSTRUMENTS



Each Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment each Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.



At December 31, 2002 there were no outstanding obligations under these financial instruments.


--------------------------------------------------------------------------------
 54

                                                                      APPENDIX A
--------------------------------------------------------------------------------

Description of securities ratings+
Moody's Investors Service, Inc.

MUNICIPAL BONDS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

---------------


+ The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.


--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

MIG/VMIG RATINGS U.S. SHORT-TERM RATINGS: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category in this category may lack sufficient margins of protection.

--------------------------------------------------------------------------------
 56

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE
AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES
S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

+ Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

+ Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:  Speculative capacity to pay principal and interest.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

--------------------------------------------------------------------------------
 58

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR:  Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the 'F-1+' and 'F-1' categories.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                * * * * * * * *

Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


DESCRIPTION OF THE INSURANCE CLAIMS-PAYING ABILITY RATINGS OF STANDARD & POOR'S RATINGS GROUP



An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time.



An insurance claims-paying ability rating by S&P does not constitute an opinion on an specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).



The assignment of ratings by S&P to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.


--------------------------------------------------------------------------------
 60

                                                                      APPENDIX B
--------------------------------------------------------------------------------

Tax equivalent yield table

The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 7% under the 2002 regular federal income tax and Florida intangibles tax rates applicable to individuals.


                                        COMBINED FEDERAL AND
                                       FLORIDA STATE TAX RATES
                                      -------------------------                              A TAX-EXEMPT YIELD OF
  SINGLE RETURN      JOINT RETURN     FEDERAL   STATE   BLENDED   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%    7.0%
------------------------------------------------------------------------------------------------------------------
(TAXABLE INCOME)*                                                    IS EQUIVALENT TO A FULLY TAXABLE YIELD OF
**STATE INCOME
TAX
 EQUIVALENT
 EXPRESSED AS A %                                                 2.50%  2.22%  2.00%  1.82%  1.67%   1.54%   1.43%
    $0-$6,000         $0-$12,000       10.0%    0.00%    10.00%   4.56%  5.11%  5.67%  6.22%  6.78%   7.34%   7.89%
 $6,001-$28,400     $12,001-$47,450    15.0%    0.00%    15.00%   4.83%  5.41%  6.00%  6.59%  7.18%   7.77%   8.35%
 $28,401-$68,800   $47,751-$114,650    27.0%    0.00%    27.00%   5.62%  6.30%  6.99%  7.67%  8.36%   9.04%   9.73%
$68,801-$143,500   $114,651-$174,700   30.0%    0.00%    30.00%   5.86%  6.57%  7.29%  8.00%  8.72%   9.43%  10.14%
$143,501-$311,950  $174,701-$311,950   35.0%    0.00%    35.00%   6.31%  7.08%  7.85%  8.62%  9.39%  10.16%  10.93%
  Over $311,950      Over $311,950     38.6%    0.00%    38.60%   6.68%  7.50%  8.31%  9.12%  9.94%  10.75%  11.57%


------------
 * Net amount subject to federal personal income tax after deductions and exemptions.
** Florida's intangible tax is $0.10 per $100. State income tax equivalent is calculated by dividing the intangibles tax by the return on investment (e.g., $10/$400 = 2.50%)


The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions generally for individual taxpayers with adjusted gross income in excess of $139,500. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $139,500 and joint filers with adjusted gross income in excess of $209,250. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.


A Florida intangibles tax on personal property of $0.10 per $100 is generally imposed after exemptions on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. An example of the effect of the Florida intangibles tax on the tax brackets of Florida taxpayers is as flows: A $10,000 investment subject to the tax would require payment of $10 annually in tangibles tax. If the investment yielded 5.5% annually or $550, the intangibles tax as a percentage of income would be $10/$550 or 1.82%. If a taxpayer were in the 38.6% federal income tax bracket, assuming the intangibles taxes were deducted as an itemized deduction on the federal tax return, the taxpayer would be on a combined federal and Florida state tax bracket of 39.7% [38.6% + (1-.386) * 1.82%] with respect to such investment. A Florida taxpayer whose intangible personal property is exempt or partially exempt from tax due to the availability of exemptions will have a lower taxable equivalent yield than indicated above.

The combined federal and Florida tax brackets are calculated using the highest Florida tax rate applicable within each bracket. Taxpayers may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that Florida taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 10%, 15%, 27%, 30%, 35.0% and 38.6%, over the same ranges of income.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from the regular federal income tax and Florida state taxes, other income received by the Fund may be taxable.

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TAX EQUIVALENT YIELD TABLE
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The table does not take into account state or local taxes, if any, payable on
Fund distributions. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

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                                                                      APPENDIX C
--------------------------------------------------------------------------------

Florida and U.S. territory information


The following is a summary of certain selected information relating to the economy and finances of Florida (hereinafter the "State" or "Florida") and the U.S. territories listed below. It is not a discussion of any specific factors that may affect any particular issuer of municipal securities. The information is not intended to be comprehensive and does not include all of the economic and financial information, such as certain information pertaining to budgets, receipts and disbursements, about Florida or such U.S. territories that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in accordance with issuance of general obligation bonds of Florida or such U.S. territories. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the budget or equivalent office of Florida or such U.S. territories. The information below is derived from selected public documents of the type described above and has not been independently verified by the Fund.


FLORIDA

GENERAL ECONOMIC CONDITIONS
STATE BUDGET. The State of Florida operates under an annual budget. The Florida Constitution and the applicable State statutes mandate that the State budget as a whole and each separate fund within the State budget be kept in balance from currently available revenues during each State fiscal year. The State's fiscal year runs from July 1 through June 30.

The financial operations of the State covering all receipts and expenditures are maintained through the use of four funds: the General Revenue Fund, the Trust Funds, the Working Capital Fund and the Budget Stabilization Fund. The General Revenue Fund receives the majority of the State's tax revenues. The Trust Funds consist of monies received by the State under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. Pursuant to a 1994 State constitutional amendment, the growth rate in State revenues in a given fiscal year is limited to no more than the State's average annual growth rate in personal income over the previous five years. Revenues collected in excess of the limitation are generally deposited in the Budget Stabilization Fund. However, funds used for debt service on state bonds and other payments related to bonds are exempt from the constitutionally imposed revenue limitation.


REVENUES. The following data provided by the Florida Consensus Estimating Conference held on November 15, 2002, updates the State's actual revenues and forecasts. For the 2002-2003 fiscal year, the estimated General Revenue Fund and the Working Capital Fund is reported to be $20.86 billion, and the projected year-end balance of the combined funds is $159.6 million. Including the projected $958.9 million balance in the Budget Stabilization Fund, total reserves are projected to stand at $1.12 billion, or 5.4% of the appropriations for fiscal year 2002-2003. For fiscal year 2003-2004, the estimated General Revenue Fund and Working Capital Fund is $20.72 billion, a .67% decrease from fiscal year 2002-2003.


Florida's greatest single source of tax receipts is the 6% sales and use tax. For the fiscal year ended June 30, 2002, receipts from the sales and use tax totaled $15.45 billion, a decrease of approximately 1.8% from fiscal year 2000-2001. Florida does not impose a personal income tax. However, the State does impose a corporate income tax on the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. For the fiscal year ended June 30, 2002, receipts from the corporate income tax totaled approximately $1.22 billion, a decrease of approximately 23% from the fiscal year ended June 30, 2001. The documentary stamp tax receipts totaled approximately $1.58 billion, an increase of approximately 21% from the fiscal year ended June 30, 2001. The motor fuel tax receipts totaled

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approximately $1.32 billion, an increase of 4% from the fiscal year ended June
30, 2001. For the fiscal year ended June 30, 2002, the Florida lottery produced sales of $2.3 billion, of which $886 million was used for education in fiscal year 2001-2002.

While the state does not levy ad valorem taxes on real property or tangible personal property, counties, municipalities and school districts are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes, subject to certain constitutional millage limitations. The Florida Constitution provides, however, that each person who has the legal or equitable title to real estate and maintains thereon his or her permanent home is eligible for the $25,000 homestead exemption. As of 1994, the Florida Constitution was amended to limit the annual growth in the assessed valuation of residential property to the lesser of 3% or the increase in the Consumer Price Index during the relevant year, except in the event of a change of ownership or homestead status thereof during such year, and except as to improvements thereto during such year. This State constitutional amendment may constrain the growth in property taxes, a major revenue source for local governments. As a result, the amendment may negatively impact the financial performance of local governments over time and possibly lead to ratings revisions impacting the prices of affected bonds.

STATE BONDS. The Florida Constitution does not generally permit the State to issue debt obligations to fund governmental operations. The Florida Constitution authorizes State bonds pledging the full faith and credit of the State only to finance or refinance the cost of State fixed capital outlay projects, upon approval by a vote of the electors, and provided that the total outstanding principal amount of such bonds does not exceed 50% of the total tax revenues of the State for the two preceding fiscal years. Revenue bonds may be issued by the State or its agencies without a vote of the electors only to finance or refinance the cost of State fixed capital outlay projects which are payable solely from funds derived from sources other than State tax revenues. Exceptions to the general provisions regarding the full faith and credit pledge of the State are contained in specific provisions of the Florida Constitution which authorize the pledge of the full faith and credit of the State, without electorate approval, but subject to specific coverage requirements.

LOCAL BONDS. The State Constitution provides that counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue debt obligations payable from ad valorem taxation and maturing more than twelve months after issuance, only (i) to finance or refinance capital projects authorized by law, provided that electorate approval is obtained, or
(ii) to refund outstanding debt obligations and interest and redemption premium thereon at a lower net average interest cost rate. Counties, municipalities and special districts are authorized to issue revenue bonds to finance a variety of self-liquidating projects pursuant to the laws of the State. Such revenue bonds are to be secured by and payable from the rates, fees, tolls, rentals and other charges for the services and facilities furnished by the financed projects. Under Florida law, counties and municipalities are permitted to issue bonds payable from special tax sources for a variety of purposes, and municipalities and special districts may issue special assessment bonds.


STATE ECONOMY. With an estimated population of 16,331,739 as of April 1, 2001, Florida ranks as the fourth largest state behind California, Texas and New York. Florida also remains one of the fastest growing states in the nation. During the 1990s, the number of people in the state rose by 3 million--representing nearly a 23.5% increase in population over the decade. The United States grew by 13% during the same period. By April 1, 2010, Florida's population is expected to grow to 18,866,703, an 18% increase over 2000. Of concern, however, is the slow growth among those in the prime labor force age group (ages 25-59). During the 1980s, this age group had a 45% growth to reach a level of 5.8 million on April 1, 1990. During the 1990s this group grew by less than 29% and between 2000 and 2010 is expected to be just 14%. By 2010, this group is expected to be 45.1% of the total population, down slightly from 46.6% in 2000.


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FLORIDA AND U.S. TERRITORY INFORMATION
--------------------------------------------------------------------------------


Since 1992, Florida's non-farm employment has grown by approximately 35.3%. Services and trade are Florida's largest employment sectors, and presently account for 62% of total non-farm employment. Manufacturing jobs in Florida are concentrated in the area of high-tech and high value added sectors, such as electrical and electronic equipment as well as printing and publishing. Florida's dependence on highly cyclical construction and construction related manufacturing has declined. Total contract construction employment as a share of total non-farm employment has fallen from 10% in 1973 to 7.2% in 1980, and is expected to decline to 5.5% by fiscal year 2002-2003. Throughout the economic expansion of the 1980s, Florida's unemployment rate was consistently below that of the Nation. In the 1990s the trend was reversed; as of November 2002, Florida's unemployment rate was at 5.0% compared to the Nation's unemployment rate at 6.0%.


Because Florida has a proportionately larger retirement age population, property income (dividends, interest and rent) and transfer payments (social security, retirement, disability, unemployment insurance, worker's compensation, veterans and miscellaneous) are a relatively more important source of income. A positive aspect of greater reliance on property income and transfer payments is that they are less sensitive to the business cycle and act as a stabilizing force in weak economic periods. However, personal income, frequently used to make comparisons among the states, can be misleading with respect to Florida, as Florida's personal income is systematically underestimated. Current contributions by employers to pension plans are included in personal income, while payments from pension plans are excluded to avoid double counting. Because Florida retirees are more likely to be collecting on benefits earned in another state, Florida personal income tax is underestimated.

The ability of the State and its local units of government to repay indebtedness may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. The State has begun to experience declines in the tourism sector and in other sectors as a result of the terrorist attacks of September 11, 2001, but there are no credible estimates available of the economic impact on the State as a result of the terrorist attacks. The central and northern portions of the State are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions, or other agriculture related problems. The State economy also has historically been somewhat dependent on the tourism and construction industries and is sensitive to trends in those sectors.


U.S. territories



PUERTO RICO


Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss

The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing "possessions corporation" status. However, in 1993,
Section 936 was amended to provide for two alternative limitations on the
Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the

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U.S. TERRITORIES

--------------------------------------------------------------------------------

Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

Also in 1996, a new Section 30A was added to the Code. Section 30A permits a "qualifying domestic corporation" that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business.
Section 30A will be phased out by January 1, 2006. The Governor of Puerto Rico proposed that Congress permanently extend Section 30A until the Puerto Rican economy achieves certain economic improvements. To date, however, no action has been taken.

During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range over the last 5 fiscal years and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact to date from the 1996 federal legislation phasing out
Section 936 tax benefits to Puerto Rico subsidiaries of U.S. corporations, created a positive outlook for the credit in the late 1990s. Despite the fact that there have been some high profile U.S. companies that have left the island partially due to the Section 936 phase out, many corporations have elected to convert to controlled foreign corporation ("CFC") status, which allows them to delay federal income taxes until the income is distributed to U.S. shareholders.

In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico's exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

A new administration, the Popular Democratic Party that favors Puerto Rico's commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

On May 30th, S&P downgraded the Commonwealth of Puerto Rico to an A- from an A due to continued years of operating deficits and the use of borrowing to cover the deficits. Preliminary indications are that Puerto Rico needed deficit financing and cash transfers from other accounts to fill the budget deficit for fiscal year 2002. For fiscal year 2003, Puerto Rico is facing a $500 million structural imbalance. In order to fill the gap, the legislature has passed a series of new taxes totaling $596 million.

The major key to maintaining Puerto Rico's external ratings (Baa1/A- from Moody's and S&P, respectively) is the ability of the government to balance fiscal year 2002 performance after lackluster fiscal year 2001 results which necessitated deficit financing. Complicating matters is the uncertainty surrounding the negative effects on tourism caused by September 11th terrorist attacks and the scope and duration of the continued slowdown in the U.S. economy.

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U.S. TERRITORIES

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THE U.S. VIRGIN ISLANDS


The United States Virgin Islands ("USVI") is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and is adversely affected by the recession in the United States and Europe. The attacks of September 11, 2001 have also had an adverse affect on tourism. For 2001, air passengers to the USVI were down 2.9% after increasing 12% in 2000. However, supported by an increase in cruise passengers, total visitors increased by 4.4% in 2001. Hotel room occupancy was 56.5%, down from 58.5% in 2000. Total visitor expenditures were up 1.6%.

An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding). In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future.


GUAM


The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. With hotels alone accounting for 8.5% of Guam's employment and Japanese tourists comprising 86% of total visitor arrivals, the Japanese recession and depreciation of the yen versus the dollar earlier this year have had a negative impact on the island's economy in 1998. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. These negative trends have had an unfavorable effect on Guam's financial position with consistent general fund deficits from 1997-1999 and a small surplus in 2000. Fiscal year 2001 is expected to be worse than fiscal year 2000. Financial reporting is historically late with results for the fiscal year ending September 30, 2001 not yet available. Guam also has a high debt burden with outstanding debt per capita of $2,800 and debt service representing 12% of expenditures. These factors caused S&P to downgrade Guam's rating to BB (below investment grade) from BBB- on March 25, 2002. Guam is not rated by Moody's.

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                                                                              67
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                                                                      APPENDIX D
--------------------------------------------------------------------------------

Description of insurers

The following information relates to the Fund and supplements the information contained under "Additional Information about Investment Policies--Insurance."

IN GENERAL
Insured obligations held by the Fund will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance ("Issue Insurance"), (ii) an insurance policy obtained by the Fund or a third party subsequent to the obligation's original issuance ("Secondary Market Insurance") or (iii) a municipal insurance policy purchased by the Fund ("Portfolio Insurance"). The Fund anticipates that all or substantially all of its insured obligations will be subject to Issue Insurance or Secondary Market Insurance. Although the insurance feature reduces certain financial risks, the premiums for Portfolio Insurance (which, if purchased by the Fund, are paid from the Fund's assets) and the higher market price paid for obligations covered by Issue Insurance or Secondary Market Insurance reduce the Fund's current yield.

Insurance will cover the timely payment of interest and principal on obligations and will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. Obligations insured by any insurer with such a claims-paying ability rating will generally carry the same rating or credit risk as the insurer. See Appendix A for a brief description of Moody's, Fitch's and S&P's claims-paying ability ratings. Such insurers must guarantee the timely payment of all principal and interest on obligations as they become due. Such insurance may, however, provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not obligated to make such payment until a specified time period has lapsed (which may be 30 days or more after it has been notified by the Fund that such non-payment has occurred). For these purposes, a payment of principal is due only at final maturity of the obligation and not at the time any earlier sinking fund payment is due. While the insurance will guarantee the timely payment of principal and interest, it does not guarantee the market value of the obligations or the net asset value of the Fund.

Obligations are generally eligible to be insured under Portfolio Insurance if, at the time of purchase by the Fund, they are identified separately or by category in qualitative guidelines furnished by the mutual fund insurer and are in compliance with the aggregate limitations on amounts set forth in such guidelines. Premium variations are based, in part, on the rating of the obligations being insured at the time the Fund purchases the obligations. The insurer may prospectively withdraw particular obligations from the classifications of securities eligible for insurance or change the aggregate amount limitation of each issue or category of eligible obligations. The insurer must, however, continue to insure the full amount of the obligations previously acquired which the insurer has indicated are eligible for insurance, so long as they continue to be held by the Fund. The qualitative guidelines and aggregate amount limitations established by the insurer from time to time will not necessarily be the same as those the Fund would use to govern selection of obligations for the Fund. Therefore, from time to time such guidelines and limitations may affect investment decisions in the event the Fund's securities are insured by Portfolio Insurance.

For Portfolio Insurance that terminates upon the sale of the insured security, the insurance does not have any effect on the resale value of such security. Therefore, the Fund will generally retain any insured obligations which are in default or, in the judgment of the Investment Adviser, are in significant risk of default and place a value on the insurance. This value will be equal to the difference between the market value of the defaulted insured obligations and the market value of similar obligations which are not in default. As a result, the Investment Adviser may be unable to manage the

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DESCRIPTION OF INSURERS
--------------------------------------------------------------------------------

securities held by the Fund to the extent the Fund holds defaulted insured obligations, which will limit its ability in certain circumstances to purchase other obligations. While a defaulted insured obligation is held by the Fund, the Fund will continue to pay the insurance premium thereon but will also collect interest payments from the insurer and retain the right to collect the full amount of principal from the insurer when the insured obligation becomes due. The Fund expects that the market value of a defaulted insured obligation covered by Issue Insurance or Secondary Market Insurance will generally be greater than the market value of an otherwise comparable defaulted obligation covered by Portfolio Insurance.

The Fund may also invest in obligations that are secured by an escrow or trust account which contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest on and principal of the secured Florida obligation ("collateralized obligations"). Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, agency or instrumentality securities. These obligations will not be subject to Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Accordingly, despite the existence of these credit support characteristics, these obligations will not be considered to be insured obligations for purposes of the Fund's policy of investing at least 80% of its net assets in insured obligations.

PRINCIPAL INSURERS
Currently, Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), ACA, Radian Asset Assurance ("Radian"), XL Capital Assurance ("XL Capital"), CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"), and Financial Security Assurance Corp., together with its affiliated insurance companies--Financial Security Assurance International Inc. and Financial Security Assurance of Oklahoma, Inc. (collectively, "FSA"), are considered to have a high claims-paying ability and, therefore, are eligible insurers for the Fund's obligations. Additional insurers may be added without further notification. The following information concerning these eligible insurers is based upon information provided by such insurers or information filed with certain state insurance regulators. Neither the Fund has independently verified such information and make no representations as to the accuracy and adequacy of such information or as to the absence of material adverse changes subsequent to the date thereof.

MBIA is a monoline financial guaranty insurance company created from an unincorporated association (the Municipal Bond Insurance Association), through which its members wrote municipal bond insurance on a several and joint-basis through 1986. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company ("BIG"), which has subsequently changed its name to MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG ceded all of its net insured risks, as well as its related unearned premium and contingency reserves, to MBIA. MBIA issues municipal bond insurance policies guarantying the timely payment of principal and interest on new municipal bond issues and leasing obligations of municipal entities, secondary market insurance of such instruments and insurance on such instruments held in unit investment trusts and mutual funds. As of December 31, 2001, MBIA had total assets of approximately $16.12 billion and qualified statutory capital of approximately $4.8 billion. MBIA has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's.

Financial Guaranty Insurance Corporation, a wholly owned subsidiary of FGIC Corporation, which is a wholly owned subsidiary of General Electric Capital Corporation, is an insurer of municipal securities, including new issues, securities held in unit investment trusts and mutual funds, and those traded on secondary markets. The investors in FGIC Corporation are not obligated to pay the debts of or claims against FGIC. As of December 31, 2000, FGIC had total assets of approximately

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                                                                              69
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DESCRIPTION OF INSURERS
--------------------------------------------------------------------------------

$2.75 billion and qualified statutory capital of approximately $1.99 billion. FGIC has a claims-paying ability rating of "AAA" by S&P and Fitch, and "Aaa" by Moody's.

AMBAC, a wholly owned subsidiary of AMBAC Inc., is a monoline insurance company whose policies guaranty the payment of principal and interest on municipal obligations issues. As of December 31, 2001, AMBAC had assets of approximately $12.26 billion and qualified statutory capital of approximately $3.26 billion. AMBAC has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's.

ACA is a Maryland domiciled financial insurance company. ACA is the primary subsidiary of American Access Capital Holding Inc. ACA carries a single A rating. Total claims paying resources were $383 million in 2001, with total statutory capital of $120.8 million. Soft capital totaled $135 million, though a loss coverage agreement with ACE American Insurance Co., (rated A). ACA insures primarily in the municipal and CDO market and acts as the manager/originator of CDO issues.

Radian is a wholly owned subsidiary of Radian Group Inc. Radian is rated AA by S&P and Fitch and provides financial guaranty insurance and reinsurance for debt and asset backed securities. Radian was formerly known as Asset Guarantee Company and was purchased by Radian Group for $518 million in February 2001. As of December 31, 2001, Radian had assets of $381 million and statutory capital of $169.8 million.


XL Capital is a new AAA rated financial guarantor and a wholly owned subsidiary of property casualty insurer XL Capital Ltd. XL Capital began transactions in January of 2001 and is rated AAA/ Aaa by Moody's and S&P respectively. It is currently capitalized with $100 million and cedes 90% of its exposure to XL Financial Assurance a Bermuda based subsidiary of XL Capital Ltd. XL Financial Assurance has $274 million in hard capital and $100 million in stop loss protection. Beyond this XL Financial Assurance further guarantees 100% of XL Capital exposure with $2.7 billion in shareholders equity. XL Capital has $88 million in assets and through its parent and subsidiary agreements XL Capital has $1 billion in qualified statutory capital.


CIFG NA is a new financial Guarantor rated AAA from Fitch, Moody's and S&P. CIFG NA is a subsidiary of CDC IXIS Financial Guaranty ("CIFG"), which is a subsidiary of CIFG Holding, which is in turn owned by parent company CDC IXIS. CDC IXIS is a French domiciled corporation with a broad spectrum of insurance related businesses. CIFG recently entered the bond insurance business with two companies, CIFG Europe and CIFG NA. CIFG is capitalized with $280 million in cash, with CIFG NA holding $100 million in cash. CDC IXIS backs the two entities with $220 million in the form of a subordinated loan agreement. Over 75% of CIFG NA's business will be passed on through a reinsurance policy to CIFG. Combining all capital, CIFG NA will have claims paying resources of $500 million.

FSA purchased Capital Guaranty Insurance Company including its book of business and reserves effective December 20, 1995. FSA is a monoline insurer whose policies guaranty the timely payment of principal and interest on new issue and secondary market issue municipal securities transactions, among other financial obligations. As of December 31, 2001, FSA had total assets of approximately $4.3 billion and qualified statutory capital of approximately $1.52 billion. FSA has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's. On March 14, 2000, Dexia, Europe's largest municipal lender with assets in excess of $230 billion announced that it had signed a definitive agreement providing for the acquisition of FSA Holdings, holding company for FSA, Inc. Dexia acquired the company in the second quarter of 2000, for $2.6 billion in cash, or $76 per share.

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                                                                      APPENDIX E

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Eaton Vance Insured Florida Municipal Bond Fund



AMENDMENT NO. 2 TO BY-LAWS--STATEMENT



CREATING ONE SERIES OF



AUCTION PREFERRED SHARES



WHEREAS, Section 5.1 of Article VI of the Agreement and Declaration of Trust dated October 3, 2002 of Eaton Vance Insured Florida Municipal Bond Fund (the "Declaration of Trust"), a copy of which is on file in the office of the Secretary of the Commonwealth of The Commonwealth of Massachusetts, provides that the Trustees may, without shareholder approval, authorize one or more classes of shares (which classes may be divided into two or more series), shares of each such class or series having such preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, as the Trustees may determine and as shall be set forth in the By-laws; and



WHEREAS, pursuant to authority expressly vested in the Trustees of the Trust by
Section 5.1 of Article VI of the Declaration of Trust, the Trustees have authorized, in addition to that Trust's common shares, a class of 900 preferred shares which are now to be issued as one series of 900 shares, of its authorized preferred shares, $0.01 par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends thereon, if any (whether or not earned or declared), plus the premium, if any, resulting from the designation of a Premium Call Period, designated respectively Series A Auction Preferred Shares.



NOW, THEREFORE, the By-laws of Eaton Vance Insured Florida Municipal Bond Fund are hereby amended as follows:



     1. ARTICLES VII through XIII shall be redesignated as ARTICLES VIII through XIV and all affected cross references therein hereby are amended accordingly.



     2.  A new ARTICLE VII shall be added as follows:



ARTICLE VII



STATEMENT CREATING ONE SERIES OF AUCTION PREFERRED SHARES



DESIGNATION



     Auction Preferred Shares, Series A: 900 shares of beneficial interest of Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Preferred Shares, Series A." Each share of Auction Preferred Shares, Series A (sometimes referred to herein as "Series A APS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Amended By-Laws. The Series A APS shall constitute a separate series of Preferred Shares of the Trust, and each share of Series A APS shall be identical. The Series A APS is sometimes referred to herein as the "APS."


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1.  DEFINITIONS.  (a)  Unless the context or use indicates another or different meaning or intent, in these Amended By-Laws the following terms have the following meanings, whether used in the singular or plural:



"7-Day Dividend Period" means a Dividend Period consisting of 7 days.



"1940 Act" means the Investment Company Act of 1940, as amended from time to time.



"1940 Act APS Asset Coverage" means asset coverage, as defined in section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest, including all outstanding shares of APS and Other APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its Common Shares).



"1940 Act Cure Date," with respect to the failure by the Trust to maintain the 1940 Act APS Asset Coverage (as required by paragraph 6 of these Amended By-Laws) as of the last Business Day of each month, means the last Business Day of the following month.



" 'AA' Composite Commercial Paper Rate," on any date of determination, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by another nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by UBS Warburg LLC or its successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper;
(ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent on the 60-day and 90-day rates on such commercial paper;
(iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.



"Accountant's Confirmation" has the meaning set forth in paragraph 7(c) of these Amended By-Laws.



"Additional Dividend" has the meaning set forth in paragraph 2(e) of these Amended By-Laws.



"Adviser" means the Trust's investment adviser, which initially shall be Eaton Vance Management.



"Affiliate" means any Person, other than UBS Warburg LLC or its successors, known to the Auction Agent to be controlled by, in control of, or under common control with, the Trust.


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"Agent Member" means a member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of APS or a Potential Beneficial Owner.



"Amended By-Laws" means the By-Laws of the Trust, as amended by this Statement creating the APS and as may otherwise be amended from time-to-time.



"Anticipation Notes" shall mean the following Municipal Obligations: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.



"Applicable Percentage" has the meaning set forth in paragraph 10(a)(vii) of these Amended By-Laws.



"Applicable Rate" means the rate per annum at which cash dividends are payable on the APS or Other APS, as the case may be, for any Dividend Period.



"APS" means, as the case may be, the Auction Preferred Shares.



"APS Basic Maintenance Amount," as of any Valuation Date, means the dollar amount equal to (i) the sum of (A) the product of the number of shares of APS and Other APS Outstanding on such Valuation Date multiplied by the sum of (a) $25,000 and (b) any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of APS and Other APS Outstanding, in each case, to (but not including) the end of the current Dividend Period for each series of APS that follows such Valuation Date in the event the then current Dividend Period will end within 37 calendar days of such Valuation Date or through the 37th day after such Valuation Date in the event the then current Dividend Period for each series of APS will not end within 37 calendar days of such Valuation Date; (C) in the event the then current Dividend Period will end within 37 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of APS and Other APS Outstanding from the end of such Dividend Period through the 37th day after such Valuation Date, multiplied by the larger of the S&P Volatility Factor, determined from time to time by S&P (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period
Rate); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date (including any premiums payable with respect to a Portfolio Insurance policy); (E) the amount of the Trust's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any indebtedness or obligations of the Trust senior in right of payments to the APS; (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, and immediately upon determination, any amounts due and payable by the Trust pursuant to repurchase agreements and any amounts payable for Municipal Obligations purchased as of such Valuation Date); and (H) any premium currently attributable to Portfolio Insurance less (ii) either (A) the Discounted Value of any of the Trust's assets, or (B) the face value of any of the Trust's assets if such assets mature prior to or on the date of redemption of APS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Trust for the payment of the amount needed to redeem shares of APS subject to redemption or to satisfy any of (i)(B) through (i)(F).



"APS Basic Maintenance Cure Date," with respect to the failure by the Trust to satisfy the APS Basic Maintenance Amount (as required by paragraph 7(a) of these Amended By-Laws) as of a given Valuation Date, means the second Business Day following such Valuation Date.



"APS Basic Maintenance Report" means a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Trust which sets forth, as of the related Valuation Date, the


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assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.



"Auction" means a periodic operation of the Auction Procedures.



"Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Trust or a duly authorized committee thereof enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS and Other APS.



"Auction Procedures" means the procedures for conducting Auctions set forth in paragraph 10 of this Article VII, of these Amended By-Laws.



"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of APS or a Broker-Dealer that holds APS for its own account.



"Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in paragraph 10 of this
Article VII, of these Amended By-Laws, that has been selected by the Trust and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.



"Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in paragraph 10 of this Article VII, of these Amended By-Laws.



"Business Day" means a day on which the New York Stock Exchange, Inc. is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.



"Code" means the Internal Revenue Code of 1986, as amended.



"Commercial Paper Dealers" means UBS Warburg LLC and such other commercial paper dealer or dealers as the Trust may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.



"Common Shares" means the shares of beneficial interest designated as common shares, par value $0.01 per share, of the Trust.



"Date of Original Issue" means, with respect to any share of APS or Other APS, the date on which the Trust originally issues such share.



"Declaration of Trust" means the Agreement and Declaration of Trust, as amended and supplemented (including these Amended By-Laws), of the Trust.



"Deposit Securities" means cash and Municipal Obligations rated at least A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.



"Discounted Value" as of any Valuation Date, means with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor.



"Dividend Payment Date," with respect to APS, has the meaning set forth in paragraph 2(b)(i) of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.



"Dividend Period" means the Initial Dividend Period, any 7-Day Dividend Period and any Special Dividend Period.


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"Existing Holder" means a Broker-Dealer or any such other Person as may be permitted by the Trust that is listed as the holder of record of shares of APS in the Share Books.



"Forward Commitment" has the meaning set forth in paragraph 8(c) of this Article VII, of these Amended By-Laws.



"Holder" means a Person identified as a holder of record of shares of APS in the Share Register.



"Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.



"Initial Dividend Payment Date" means the Initial Dividend Payment Date as determined by the Board of Trustees of the Trust or their designee with respect to each series of APS or Other APS, as the case may be.



"Initial Dividend Period" has the meaning set forth in paragraph 2(c)(i) of this
Article VII, of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.



"Initial Dividend Rate" means the rate per annum established by the Board of Trustees or their designee, applicable to the Initial Dividend Period for such series of APS and, with respect to Other APS, has the equivalent meaning.



"Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.



"Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.



"Interest Rate Swaps" means the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments.



"Interest Rate Locks" means a forward contract under which the Trust locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.



"Inverse Floaters" means trust certificates or other instruments evidencing interests in one or more Municipal Obligations that qualify as S&P Eligible Assets, the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments in inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating instruments have only one reset remaining until maturity.



"Long Term Dividend Period" means a Special Dividend Period consisting of a specified period of one whole year or more but not greater than five years.



"Mandatory Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption and excluding Additional Dividends.



"Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.


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"Market Value" of any asset of the Trust shall be the market value thereof determined by the Pricing Service. Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Trust from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.



"Maximum Applicable Rate," with respect to APS, has the meaning set forth in paragraph 10(a)(vii) of this Article VII, of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.



"Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Trust were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.



"Moody's" means Moody's Investors Service, Inc. , a Delaware corporation, and its successors.



"Municipal Index" has the meaning set forth in paragraph 8(a) of this Article VII, of these Amended By-Laws.



"Municipal Obligations" means "municipal obligations" as defined in the Trust's Registration Statement on Form N-2 (File No. 333-101752 relating to the APS on file with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time, as well as short-term municipal obligations.



"Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions".



"Non-Payment Period" means any period commencing on and including the day on which the Trust shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 2(c)(i) of this Article VII, of these Amended By-Laws) within three Business Days after such Dividend Payment Date to the Holders as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of APS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any shares of APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same-day funds; provided that, a Non-Payment Period shall not end unless the


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Trust shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Share Books) and the Securities Depository. Notwithstanding the foregoing, the failure by the Trust to deposit funds as provided for by clauses (ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated by paragraph 2(c)(i) of these Amended By-Laws, shall not constitute a "Non-Payment Period."



"Non-Payment Period Rate" means, initially, 200% of the applicable Reference Rate (or 275% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of APS), provided that the Board of Trustees of the Trust shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Trust determines and S&P (and any Substitute Rating Agency in lieu of S&P in the event such party shall not rate the APS) advise the Trust in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the APS.



"Normal Dividend Payment Date" has the meaning set forth in paragraph 2(b)(i) of
Article VII, of these Amended By-Laws.



"Notice of Redemption" means any notice with respect to the redemption of shares of APS pursuant to paragraph 4 of Article VII, of these Amended By-Laws.



"Notice of Revocation" has the meaning set forth in paragraph 2(c)(iii) of
Article VII, of these Amended By-Laws.



"Notice of Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of these Amended By-Laws.



"Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption and excluding Additional Dividends plus any applicable redemption premium attributable to the designation of a Premium Call Period.



"Original Issue Insurance" means insurance purchased with respect to a particular issue of Municipal Obligations at the time of initial issuance. Under this insurance, the insurer unconditionally guarantees the holder of the Municipal Obligation timely payment of principal and interest, generally with certain exceptions for default and acceleration events.



"Other APS" means the auction rate Preferred Shares of the Trust, other than the APS.



"Outstanding" means, as of any date (i) with respect to APS, shares of APS therefor issued by the Trust except, without duplication, (A) any shares of APS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Trust, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Trust pursuant to paragraph 4(c) and (B) any shares of APS as to which the Trust or any Affiliate thereof shall be a Beneficial Owner, provided that shares of APS held by an Affiliate shall be deemed outstanding for purposes of calculating the APS Basic Maintenance Amount and (ii) with respect to shares of other Preferred Shares, has the equivalent meaning.



"Parity Shares" means the APS and each other outstanding series of Preferred Shares the holders of which, together with the holders of the APS, shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to the full respective preferential amounts to which they are entitled, without preference or priority one over the other.


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"Permanent Insurance" means an option generally pursuant to a Portfolio
Insurance policy to purchase an irrevocable commitment by the insurer to insure a Municipal Obligation sold by the Trust. Such options generally only are exercised to increase the value of a Municipal Obligation on sale if it is determined that the increased value will exceed the additional Permanent Insurance premium.



"Person" means and includes an individual, a partnership, a Trust, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.



"Portfolio Insurance" means an insurance policy guaranteeing the payment of principal and interest on specified eligible Municipal Obligations purchased by and presently held the Trust. Portfolio Insurance generally provides the same type of coverage as Original Issue Insurance or Secondary Market Insurance.



"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of APS.



"Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring shares of APS (or, in the case of an Existing Holder, additional shares of APS).



"Preferred Shares" means the preferred shares of beneficial interest, par value $0.01 per share, of the Trust, and includes APS and Other APS.



"Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions".



"Pricing Service" means Standard & Poor's/J.J. Kenny or any pricing service designated by the Board of Trustees of the Trust provided the Trust obtains written assurance from S&P that such designation will not impair the rating then assigned by S&P to the APS.



"Quarterly Valuation Date" means the last Business Day of the last month of each fiscal quarter of the Trust in each fiscal year of the Trust, commencing from the Date of Original Issue.



"Receivables for Municipal Obligations Sold" has the meaning set forth under the definition of S&P Discount Factor.



"Reference Rate" means: (i) with respect to a Dividend Period or a Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, (ii) with respect to any Short Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.



"Request for Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of these Amended By-Laws.



"Response" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of these Amended By-Laws.



"Retroactive Taxable Allocation" has the meaning set forth in paragraph 2(e) of
Article VII, of these Amended By-Laws.



"Right" has the meaning set forth in paragraph 2(e) of Article VII, of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.


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"S&P" means Standard & Poor's Corporation, a New York Corporation, and its
successors.



"S&P Discount Factor" means, for purposes of determining the Discounted Value of any Municipal Obligation which constitutes an S&P Eligible Asset, the percentage determined by reference to (a)(i) the rating by S&P on such Municipal Obligation or (ii) in the event the Municipal Obligation is covered by a Secondary Market Issuance policy, the S&P insurance claims-paying ability rating of the issuer of the policy or (iii) in the event the Municipal Obligation is covered by a Portfolio Insurance policy which provides the Trust with the option to obtain Permanent Insurance with respect to such Municipal Obligation, at the Trust's option, the S&P rating on such Municipal Obligation or the S&P insurance claims paying ability of the insurer of the Portfolio Insurance policy and (b) the rating on such asset and the shortest exposure period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:



S&P RATING CATEGORY



                                                                              BB AND       AAA
S&P EXPOSURE PERIOD                               AAA     AA     A     BBB    BELOW*   ZEROS**
----------------------------------------------------------------------------------------------
45 Business Days................................   205%   210%   225%   265%    235%     503%
25 Business Days................................   185%   190%   205%   245%    235%     404%
10 Business Days................................   170%   175%   190%   230%    235%     298%
7 Business Days.................................   165%   170%   185%   225%    235%     268%
3 Business Days.................................   145%   150%   165%   205%    235%     215%


---------------


 * Also includes non-rated Municipal Obligations.



** AAA Rated 30-Year General Obligation Zero Coupon Municipal Obligations.



Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 120% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated A-1+ or SP-1+ by another nationally recognized statistical rating organization; provided, however, that any such non-S&P rated short-term Municipal Obligations having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets, provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five (5) Business Days from such Valuations Date will be the S&P Discount Factor applicable to the Municipal Obligations sold;
(iii) no S&P Discount Factor will be applied to cash, money market funds with effective next day maturities rated AAA by S&P or to Receivables for Municipal Obligations sold is such receivables are due within five (5) Business Days of Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the


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book value of receivables for Municipal Obligations sold as of or prior to such
Valuation Date. The Trust may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Trust in writing that such action will not adversely affect its current rating on the APS. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case-by-case basis, which do not mature or have a demand feature at par exercisable in 30 days and that do not have a long-term rating, shall be considered to be short-term Municipal Obligations.



"S&P Eligible Asset" means cash, short-term money market instruments, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) except for AAA rated 30-year general obligation zero coupon bonds, is interest bearing and pays interest at least semi-annually; (ii) is issued by any of the 50 states, the territories and their subdivisions, counties, cities, towns, villages, and school districts, agencies, such as authorities and special districts created by the states, and certain federally sponsored agencies such as local housing authorities (payments made on these bonds are exempt from regular federal income taxes and are generally exempt from state and local taxes in the state of issuance), (iii) is payable with respect to principal and interest in United States Dollars; (iv) is publicly rated BBB or higher by S&P or, except in the case of Anticipation Notes that are grant anticipation notes or bond anticipation notes which must be rated by S&P to be included in S&P Eligible Assets, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (provided that such Moody's-rated Municipal Obligations will be included in S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of the S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated Municipal Obligation, such Municipal Obligation will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (v) is not subject to a covered call or covered put option written by the Trust; (vi) is not part of a private placement of Municipal Obligations, except for such Municipal Obligations distributed in a transaction under Rule 144A under the Securities Act of 1933 that also possesses the characteristics of a public issue transaction such as a) the offering is underwritten, b) the terms are non-negotiable by investors, c) public bond market settlement conventions are employed and d) investors receive mandatory registration rights; and (vii) except for Inverse Floaters, is part of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding.



Notwithstanding the foregoing:



(1) Municipal Obligations of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of the S&P Eligible Assets; and



(2) Municipal Obligations issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the (fair market value) of such Municipal Obligations does not exceed 20% of the aggregate (fair market value) of S&P Eligible Assets. (provided, however, that



(a) the fair market value of the Municipal Obligations of each (1) electric, gas and combination issues (if the combination issue include an electric issued)
(2) water and sewer utilities and combination issues (if the combination issue does not include an electric issue) and (3) irrigation, resource recovery, solid waste, and other utilities (provided the security is rated by S&P) comprise no more than 20% of the Trust's S&P Eligible Assets; and


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(b)  the fair market value of the Municipal Obligations of (1) streets and highways, toll roads, bridges and tunnels, airports and multi purpose port authorities (multiple revenue streams generated by toll roads, airports, real estate, bridges) issues and (2) mass transit, parking, seaports and other transportation issues comprise no more than 40% of the Trust's S&P Eligible Assets; provided that the fair market value of Municipal Obligations in subgroup
(1) comprises no more than 20% of the Trust's S&P Eligible Assets.



General Obligation Bonds of the State of Florida may comprise up to 50% of the Trust's S&P Eligible Assets. "General Obligation Bonds" include bonds of issuers that are directly or indirectly guaranteed by the applicable state and utility issuers where the utility issuer is directly or indirectly supported by the applicable state.



Escrow bonds (defeased bonds) may comprise 100% of the Trust's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Trust described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Trust's S&P Eligible Assets; and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same level as its debt issuer, and will remain in its original industry category.



"S&P Exposure Period" means the maximum period of time following a Valuation Date, including the Valuation Date and the APS Basic Maintenance Cure Date, that the Trust has under these Amended By-Laws to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount (as described in paragraph 7(a) of Article VII, of these Amended By-Laws).



"S&P Hedging Transactions" has the meaning set forth in paragraph 8(a) of
Article VII, of these Amended By-Laws.



"S&P Volatility Factor" means, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of a 7-Day Dividend Period or any Special Dividend Period of 28 days or fewer, (ii) 268% in the case of any Special Dividend Period of more than 28 days but fewer than 182 days; and (iii) 204% in the case of any Special Dividend Period of more than 182 days.



"Secondary Market Insurance" means insurance with respect to a Municipal Obligation purchase after the time or original issue. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance.



"Securities Depository" means The Depository Trust Company or any successor company or other entities elected by the Trust as securities depository for the shares of APS that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of APS.



"Series A APS" means the Auction Preferred Shares, Series A.



"Service" means the United States Internal Revenue Service.



"Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the APS.



"Share Register" means the register of Holders maintained on behalf of the Trust by the Auction Agent in its capacity as transfer agent and registrar for the APS.



"Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days (other than seven), evenly divisible by seven and not fewer than 7 nor more than 364.


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                                                                              81
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"Special Dividend Period" means a Dividend Period consisting of (i) a specified number of days (other than seven), evenly divisible by seven and not fewer than 7 nor more than 364 or (ii) a specified period of 1 whole year or more but not greater than 5 years (in each case subject to adjustment as provided in paragraph 2(b)(i)).



"Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Trust, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of APS subject to such Dividend Period shall not be subject to redemption at the option of the Trust and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Trust, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of APS subject to such Dividend Period shall be redeemable at the Trust's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Trust after consultation with the Auction Agent and the Broker-Dealers.



"Subsequent Dividend Period," with respect to APS, has the meaning set forth in paragraph 2(c)(i) of Article VII, of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.



"Substitute Commercial Paper Dealers" means such Substitute Commercial Paper Dealer or Dealers as the Trust may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.



"Substitute Rating Agency" and "Substitute Rating Agencies" mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by PaineWebber Incorporated or its affiliates and successors, after consultation with the Trust, to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of APS.



"Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index (the "Kenny Index") or any successor index, made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). The Trust may not utilize a successor index to the Kenny Index unless S&P provides the Trust with written confirmation that the use of such successor index will not adversely affect the then-current S&P rating of the APS.



"Treasury Bonds" has the meaning set forth in paragraph 8(a) of Article VII, of these Amended By-Laws.



"Trust" means Eaton Vance Insured Florida Municipal Bond Fund, a Massachusetts business trust.


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"U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.



"U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.



"Valuation Date" means, for purposes of determining whether the Trust is maintaining the APS Basic Maintenance Amount, each Business Day commencing with the Date of Original Issue.



"Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Trust, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.



(b) The foregoing definitions of Accountant's Confirmation, APS Basic Maintenance Amount, APS Basic Maintenance Cure Date, APS Basic Maintenance Report, Deposit Securities, Discounted Value, Independent Accountant, Initial Margin, Market Value, Maximum Potential Additional Dividend Liability, S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period, S&P Hedging Transactions, S&P Volatility Factor, Valuation Date and Variation Margin have been determined by the Board of Trustees of the Trust in order to obtain a AAA rating from S&P on the APS on their Date of Original Issue; and the Board of Trustees of the Trust shall have the authority, without shareholder approval, to amend, alter or repeal from time to time the foregoing definitions and the restrictions and guidelines set forth thereunder if S&P or any Substitute Rating Agency advises the Trust in writing that such amendment, alteration or repeal will not adversely affect its then current rating on the APS.



2. DIVIDENDS. (a) The Holders of a particular series of APS shall be entitled to receive, when, as and if declared by the Board of Trustees of the Trust, out of funds legally available therefor, cumulative dividends each consisting of (i) cash at the Applicable Rate, (ii) a Right to receive cash as set forth in paragraph 2(e) below, and (iii) any additional amounts as set forth in paragraph 2(f) below, and no more, payable on the respective dates set forth below. Dividends on the shares of each series of APS so declared and payable shall be paid (i) in preference to and in priority over any dividends declared and payable on the Common Shares, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Trust's investments. To the extent permitted under the Code, dividends on shares of APS will be designated as exempt-interest


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dividends. For the purposes of this section, the term "net tax-exempt income"
shall exclude capital gains of the Trust.



(b)(i) Cash dividends on shares of each series of APS shall accumulate from the Date of Original Issue and shall be payable, when, as and if declared by the Board of Trustees, out of funds legally available therefor, commencing on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date for a series of APS, dividends on that series of APS will be payable, at the option of the Trust, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 28 or fewer days, on the day next succeeding the last day thereof, or (ii) with respect to any Short Term Dividend Period of more than 28 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exception discussed above, the next succeeding Dividend Payment Date, subject to such exception, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the Holders of shares of APS set forth in the Declaration of Trust or the Amended By-Laws. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods with respect to a series of APS are hereinafter sometimes referred to as Dividend Periods. Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."



(ii) Each dividend shall be paid to the Holders as they appear in the Stock Register as of 12:00 noon, New York City time, on the Business Day preceding the Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as they appear on the Stock Register on a date, not exceeding 15 days prior to the payment date therefor, as may be fixed by the Board of Trustees of the Trust.



(c)(i) During the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for each series of APS (the "Initial Dividend Period"), the Applicable Rate shall be the Initial Dividend Rate. Commencing on the Initial Dividend Payment Date for each series of APS, the Applicable Rate for each subsequent dividend period (hereinafter referred to as a "Subsequent Dividend Period"), which Subsequent Dividend Period shall commence on and include a Dividend Payment Date and shall end on and include the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from implementation of the Auction Procedures.



The Applicable Rate for each Dividend Period commencing during a Non-Payment Period shall be equal to the Non-Payment Period Rate; and each Dividend Period, commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period in the case of each series of APS. Except in the case of the willful failure of the Trust to pay a dividend on a Dividend Payment Date or to redeem any shares of APS on the date set for such redemption, any amount of any dividend due on any Dividend Payment Date (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Trust has declared such dividend payable on such Dividend Payment Date to the Holders of such shares of APS as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to any shares of APS not paid to such Holders when due may be paid to such Holders in the same form of funds by 12:00


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noon, New York City time, on any of the first 3 Business Days after such
Dividend Payment Date or due date, as the case may be, provided that, such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Trust to pay a dividend on a Dividend Payment Date or to redeem any shares of APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time shall be considered equivalent to payment to such person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.



(ii) The amount of cash dividends per share of any series of APS payable (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of a series of APS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.



(iii) With respect to each Dividend Period that is a Special Dividend Period, the Trust may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, request that the next succeeding Dividend Period for a series of APS be a number of days (other than seven), evenly divisible by 7 and not fewer than 7 nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than 5 years in the case of a Long Term Dividend Period, specified in such notice, provided that the Trust may not give a Request for Special Dividend Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemption's, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for a series of APS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for a series of APS. Upon receiving such Request for Special Dividend Period, the Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Trust issue a Notice of Special Dividend Period for the series of APS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the APS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Trust and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination the Broker-Dealer(s) will consider (1) existing short-term and long-term market rates and indices of such short-term and long-term rates, (2) existing market supply and demand for short-term and long-term securities, (3) existing yield curves for short-term and long-term securities comparable to the APS, (4) industry and financial


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conditions which may affect the APS, (5) the investment objective of the Trust, and (6) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders. If the Broker-Dealer(s) shall not give the Trust and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Trust give a Notice of Special Dividend Period for the series of APS, the Trust may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Trust give a Notice of Special Dividend Period for the series of APS, the Trust may by no later than the second Business Day prior to such Auction Date give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Trust also shall provide a copy of such Notice of Special Dividend Period to S&P. The Trust shall not give a Notice of Special Dividend Period and, if the Trust has given a Notice of Special Dividend Period, the Trust is required to give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Trust shall fail to maintain S&P Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Trust is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealer(s) jointly advise the Trust that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation. The Trust also shall provide a copy of such Notice of Revocation to S&P. If the Trust is prohibited from giving a Notice of Special Dividend Period as a result of any of the factors enumerated in clause (x), (y) or (z) above or if the Trust gives a Notice of Revocation with respect to a Notice of Special Dividend Period for any series of APS, the next succeeding Dividend Period will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will be a 7-Day Dividend Period and the Trust may not again give a Notice of Special Dividend Period for the APS (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.



(d)(i) Holders shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends and applicable late charges, as herein provided, on the shares of APS (except for Additional Dividends as provided in paragraph 2(e) hereof and additional payments as provided in paragraph 2(f) hereof). Except for the late charge payable pursuant to paragraph 2(c)(i) hereof, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the shares of APS that may be in arrears.



(ii) For so long as any share of APS is Outstanding, the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the shares of APS as to dividends or upon liquidation) in respect of the Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Shares or any other such


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junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the shares of APS as to dividends and upon liquidation) or any other such Parity Shares (except by conversion into or exchange for stock of the Trust ranking junior to or on a parity with the shares of APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Trust shall have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount and the Trust shall maintain the 1940 Act APS Asset Coverage, (B) full cumulative dividends on shares of APS and shares of Other APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid under paragraph 2(e) below on or before the date of such declaration or payment has been paid and (D) the Trust has redeemed the full number of shares of APS required to be redeemed by any provision for mandatory redemption contained herein.



(e) Each dividend shall consist of (i) cash at the Applicable Rate, (ii) an uncertificated right (a "Right") to receive an Additional Dividend (as defined below), and (iii) any additional amounts as set forth in paragraph 2(f) below. Each Right shall thereafter be independent of the share or shares of APS on which the dividend was paid. The Trust shall cause to be maintained a record of each Right received by the respective Holders. A Right may not be transferred other than by operation of law. If the Trust retroactively allocates any net capital gains or other income subject to regular Federal income taxes to shares of APS without having given advance notice thereof to the Auction Agent as described in paragraph 2(f) hereof solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding shares of APS, the liquidation of the Trust, or a debt obligation believed to be a Municipal Obligation unexpectedly turns out to be an obligation subject to federal income tax (and/or Florida Intangibles Tax) (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Trust will, within 90 days (and generally within 60 days) after the end of the Trust's fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of a Right applicable to such shares of APS (initially Cede & Co. as nominee of The Depository Trust Company) during such fiscal year at such holder's address as the same appears or last appeared on the Share Books of the Trust. The Trust will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of Rights), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.



An "Additional Dividend" means payment to a present or former holder of shares of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question, would cause such holder's dividends in dollars (after Federal and Florida intangibles tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such holder. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money;
(ii) assuming that no holder of shares of APS is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and
(iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of APS at the greater of: (x) the maximum marginal combined regular Federal and Florida intangibles tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (y) the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (x) and (y) the effect of any state or local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets).


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(f)  Except as provided below, whenever the Trust intends to include any net capital gains or other income subject to regular Federal income taxes in any dividend on shares of APS, the Trust will notify the Auction Agent of the amount to be so included at least 5 Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. The Trust may also include such income in a dividend on shares of a series of APS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income was a Retroactive Taxable Allocation and the additional amount was an Additional Dividend, provided that the Trust will notify the Auction Agent of the additional amounts to be included in such dividend at least 5 Business Days prior to the applicable Dividend Payment Date.



(g)  No fractional shares of APS shall be issued.



3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Trust, whether voluntary or involuntary, the Holders shall be entitled to receive, out of the assets of the Trust available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest ranking junior in right of payment upon liquidation to the APS, the sum of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) thereon to the date of distribution, and after such payment the Holders will be entitled to no other payments other than Additional Dividends as provided in paragraph 2(e) hereof. If upon any liquidation, dissolution or winding up of the Trust, the amounts payable with respect to the APS and any other Outstanding class or series of Preferred Shares of the Trust ranking on a parity with the APS as to payment upon liquidation are not paid in full, the Holders and the holders of such other class or series will share ratably in any such distribution of assets in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the Trust except for any Additional Dividends. A consolidation, merger or statutory share exchange of the Trust with or into any other Trust or entity or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Trust shall not be deemed or construed to be a liquidation, dissolution or winding up of the Trust.



4. REDEMPTION. (a) Shares of APS shall be redeemable by the Trust as provided below:



     (i) To the extent permitted under the 1940 Act and Massachusetts law, upon giving a Notice of Redemption, the Trust at its option may redeem shares of any series of APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share, on any Dividend Payment Date; provided that no share of APS may be redeemed at the option of the Trust during (A) the Initial Dividend Period with respect to a series of shares or (B) a Non-Call Period to which such share is subject. In addition, holders of APS which are redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The Trust may not give a Notice of Redemption relating to an optional redemption as described in this paragraph 4(a)(i) unless, at the time of giving such Notice of Redemption, the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders by reason of the redemption of their shares of APS on such redemption date, and the Discounted Value of S&P Eligible Assets at least equals the APS Basic Maintenance Amount, and would at least equal the APS Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.



     (ii) The Trust shall redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Trust fails to maintain S&P Eligible Assets with an


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     aggregate Discounted Value equal to or greater than the APS Basic
     Maintenance Amount as provided in paragraph 7(a) or to satisfy the 1940 Act APS Asset Coverage as provided in paragraph 6 and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. In addition, holders of APS so redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The number of shares of APS to be redeemed shall be equal to the lesser of (i) the minimum number of shares of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all shares of other Preferred Shares subject to redemption or retirement, would result in the Trust having S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares of APS and shares of other Preferred Shares the redemption of which would have such result, all shares of APS and shares of other Preferred Shares then Outstanding shall be redeemed), and (ii) the maximum number of shares of APS, together with all shares of other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of APS required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed which would result in the Trust having S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, pro rata among shares of APS of all series, Other APS and other Preferred Shares subject to redemption pursuant to provisions similar to those contained in this paragraph 4(a)(ii); provided that, shares of APS which may not be redeemed at the option of the Trust due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Trust shall effect such redemption on a Business Day which is not later than 35 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of shares of APS and shares of other Preferred Shares which are subject to mandatory redemption or the Trust otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Trust shall redeem those shares of APS which it is unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.



(b) Notwithstanding any other provision of this paragraph 4, no shares of APS may be redeemed pursuant to paragraph 4(a)(i) of Article VII, of these Amended By-Laws (i) unless all dividends in arrears on all remaining outstanding shares of Parity Shares shall have been or are being contemporaneously paid or declared and set apart for payment and (ii) if redemption thereof would result in the Trust's failure to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount. In the event that less than all the outstanding shares of a series of APS are to be redeemed and there is more than one Holder, the shares of that series of APS to be redeemed shall be selected by lot or such other method as the Trust shall deem fair and equitable.



(c) Whenever shares of APS are to be redeemed, the Trust, not less than 17 nor more than 30 days prior to the date fixed for redemption, shall mail a notice ("Notice of Redemption") by first-class mail, postage prepaid, to each Holder of shares of APS to be redeemed and to the Auction Agent. The Trust shall cause the Notice of Redemption to also be published in the eastern and national editions of The Wall Street Journal. The Notice of Redemption shall set forth (i) the redemption date, (ii) the amount


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of the redemption price, (iii) the aggregate number of shares of APS of such series to be redeemed, (iv) the place or places where shares of APS of such series are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed shall cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of these Amended By-Laws pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law.



If the Notice of Redemption shall have been given as aforesaid and, concurrently or thereafter, the Trust shall have deposited in trust with the Auction Agent, or segregated in an account at the Trust's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value utilizing an S&P Exposure Period of 22 Business Days equal to the redemption payment for the shares of APS as to which such Notice of Redemption has been given with irrevocable instructions and authority to pay the redemption price to the Holders of such shares, then upon the date of such deposit or, if no such deposit is made, then upon such date fixed for redemption (unless the Trust shall default in making the redemption payment), all rights of the Holders of such shares as shareholders of the Trust by reason of the ownership of such shares will cease and terminate (except their right to receive the redemption price in respect thereof and any Additional Dividends, but without interest), and such shares shall no longer be deemed outstanding. The Trust shall be entitled to receive, from time to time, from the Auction Agent the interest, if any, on such Deposit Securities deposited with it and the Holders of any shares so redeemed shall have no claim to any of such interest. In case the Holder of any shares so called for redemption shall not claim the redemption payment for his shares within one year after the date of redemption, the Auction Agent shall, upon demand, pay over to the Trust such amount remaining on deposit and the Auction Agent shall thereupon be relieved of all responsibility to the Holder of such shares called for redemption and such Holder thereafter shall look only to the Trust for the redemption payment.



5. VOTING RIGHTS. (a) General. Except as otherwise provided in the Declaration of Trust or Amended By-Laws, each Holder of shares of APS shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders of the Trust, and the holders of outstanding shares of Preferred Shares, including APS, and of shares of Common Shares shall vote together as a single class; provided that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding shares of Preferred Shares, including APS, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Trust, to elect two trustees of the Trust. Subject to paragraph 5(b) hereof, the holders of outstanding shares of capital stock of the Trust, including the holders of outstanding shares of Preferred Shares, including APS, voting as a single class, shall elect the balance of the trustees.



(b) Right to Elect Majority of Board of Trustees. During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares shall be entitled, voting separately as one class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:



     (i) if at any time accumulated dividends (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the outstanding shares of APS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified


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     securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or



     (ii) if at any time holders of any other shares of Preferred Shares are entitled to elect a majority of the trustees of the Trust under the 1940 Act. Upon the termination of a Voting Period, the voting rights described in this paragraph 5(b) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph 5(b)



(c) Right to Vote with Respect to Certain Other Matters. So long as any shares of APS are outstanding, the Trust shall not, without the affirmative vote of the Holders of at least a majority of the shares of Preferred Shares Outstanding at the time, voting separately as one class, approve any conversion of the Trust from a closed-end to an open-end investment company and (i) authorize, create or issue any class or series of shares of beneficial interest ranking prior to the APS or any other series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or (ii) amend, alter or repeal the provisions of the Declaration of Trust, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust of holders of shares of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, the Trust shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a Holder of shares of a series of APS differently than those of a Holder of shares of any other series of APS without the affirmative vote of the holders of at least a majority of the shares of APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Trust shall notify S&P 10 Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration of Trust, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Shares, including APS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Shares, including APS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Shares and shares of Preferred Shares, including APS, voting together as a single class necessary to authorize the action in question.



(d)  Voting Procedures.



(i) As soon as practicable after the accrual of any right of the holders of shares of Preferred Shares to elect additional trustees as described in paragraph 5(b) above, the Trust shall call a special meeting of such holders and instruct the Auction Agent to mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Trust does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting held during a Voting Period, such Holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of directors prescribed in paragraph 5(b) above. At any such meeting or adjournment thereof in the absence of a quorum, a majority of such holders present in person or by proxy shall have the power to adjourn the meeting without notice, other than by an announcement at the meeting, to a date not more than 120 days after the original record date.


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(ii)  For purposes of determining any rights of the Holders to vote on any matter or the number of shares required to constitute a quorum, whether such right is created by these Amended By-Laws, by the other provisions of the Declaration of Trust, by statute or otherwise, a share of APS which is not Outstanding shall not be counted.



(iii) The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Trust.



(iv) Simultaneously with the expiration of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph 5(b) above shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph 5(b) above shall cease, subject to the provisions of the last sentence of paragraph 5(b).



(e) Exclusive Remedy. Unless otherwise required by law, the Holders of shares of APS shall not have any rights or preferences other than those specifically set forth herein. The Holders of shares of APS shall have no preemptive rights or rights to cumulative voting. In the event that the Trust fails to pay any dividends on the shares of APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this paragraph 5.



(f) Notification to S&P. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify S&P that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and, not later than ten Business Days after the date on which such vote is taken, notify S&P of the result of such vote.



6. 1940 ACT APS ASSET COVERAGE. The Trust shall maintain, as of the last Business Day of each month in which any share of APS is outstanding, the 1940 Act APS Asset Coverage.



7. APS BASIC MAINTENANCE AMOUNT. The following references in this paragraph 7 to S&P Eligible Assets, as the case may be, are only applicable if S&P, as the case may be, is rating the APS. (a) The Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount. Upon any failure to maintain the required Discounted Value, the Trust will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date.



(b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the APS Basic Maintenance Amount, the Trust shall complete and deliver to the Auction Agent, S&P, a complete APS Basic Maintenance Report as of the date of such failure, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the complete APS Basic Maintenance Report. The Trust will deliver an APS Basic Maintenance Report to the Auction Agent, S&P, on or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Trust cures its failure to maintain S&P Eligible Assets, with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or on which the Trust fails to


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maintain S&P Eligible Assets, with an aggregate Discounted Value which exceeds the APS Basic Maintenance Amount by 5% or more. The Trust will also deliver an APS Basic Maintenance Report to the Auction Agent and S&P as of each Quarterly Valuation Date on or before the third Business Day after such date. Additionally, on or before 5:00 p.m., New York City time, on the third Business Day after the first day of a Special Dividend Period, the Trust will deliver an APS Basic Maintenance Report to S&P and the Auction Agent. The Trust shall also provide S&P with an APS Basic Maintenance Report when specifically requested by S&P. A failure by the Trust to deliver an APS Basic Maintenance Report under this paragraph 7(b) shall be deemed to be delivery of an APS Basic Maintenance Report indicating the Discounted Value for S&P Eligible Assets of the Trust is less than the APS Basic Maintenance Amount, as of the relevant Valuation Date.



(c) Within 10 Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph 7(b) above relating to a Quarterly Valuation Date, the Independent Accountant will confirm in writing to the Auction Agent and S&P (i) the mathematical accuracy of the calculations reflected in such Report (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Trust during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust correctly determined the assets of the Trust which constitute S&P Eligible Assets at such Quarterly Valuation Date in accordance with these Amended By-Laws, (iii) that, in such Report (and in such randomly selected Report), the Trust determined whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Amended By-Laws, S&P Eligible Assets of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, (iv) with respect to the S&P ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Accountant shall provide a listing in its letter of any differences, and (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences).



(d) Within 10 Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph 7(b) above relating to any Valuation Date on which the Trust failed to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure, the Independent Accountant will provide to the Auction Agent and S&P an Accountant's Confirmation as to such APS Basic Maintenance Report.



(e)  If any Accountant's Confirmation delivered pursuant to subparagraphs (c) or
(d) of this paragraph 7 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation as required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the APS Basic Maintenance Report to the Auction Agent and S&P promptly following receipt by the Trust of such Accountant's Confirmation.



(f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the shares of APS, the Trust will complete and deliver to S&P an APS Basic Maintenance Report as of the close of business on such Date of Original Issue. Within 5 Business Days of such Date of Original Issue, the Independent Accountant will confirm in writing to S&P (i) the mathematical


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accuracy of the calculations reflected in such Report and (ii) that the aggregate Discounted Value of S&P Eligible Assets, as applicable reflected thereon equals or exceeds the APS Basic Maintenance Amount reflected thereon. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of Common Shares are repurchased by the Trust, the Trust will complete and deliver to S&P an APS Basic Maintenance Report as of the close of business on such date that Common Shares is repurchased.



8.  CERTAIN OTHER RESTRICTIONS AND REQUIREMENTS.



(a) For so long as any shares of APS are rated by S&P, the Trust will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of APS by S&P except that the Trust may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds"), write, purchase or sell put and call options on such contracts, enter into Interest Rate Locks and enter into Interest Rate Swaps (collectively, "S&P Hedging Transactions"), subject to the following limitations:



     (i) the Trust will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust's taking an opposite position thereto ("Closing Transactions")), which would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Trust's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;



     (ii) the Trust will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Trust's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;



     (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust does not have S&P Eligible Assets Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Trust is required to pay Variation Margin on the second such Valuation Date;



     (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and



     (v) when the Trust writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Trust's custodian, so that the amount so segregated plus the amount


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     of Initial Margin and Variation Margin held in the account of or on behalf of the Trust's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.



     For purposes of determining whether the Trust has S&P Eligible Assets with a Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Trust.



     (vi) the Trust will only enter into Interest Rate Locks subject to the following conditions: (A) for counterparties with a S&P short-term rating, the counterparty to the transaction must have either (1) a short-term rating of A-1+ or (2) a long-term rating of AAA; (B) for counterparties without an S&P short-term rating, the counterparty to the transaction must have a senior unsecured long-term debt rating equal to or higher than the desired rating of the issue; (C) the original aggregate notional amount of the Interest Rate Lock transaction(s) must not be greater than the liquidation preference or the Preferred Shares originally issued; (C) the Interest Rate Lock transaction is marked-to-market on a daily basis by a broker covering the transaction and verified by the Trust's custodian; (D) the terms of the Interest Rate Lock agreement provides for its immediate termination if the Trust fails to maintain an aggregate discounted value at least equal to the APS Basic Maintenance Amount on 2 consecutive Valuation Dates; (E) the counterparty to the Interest Rate Lock agrees not to cause the Trust to file for Bankruptcy, voluntarily or involuntarily; and (F) for purposes of calculating the APS Basic Maintenance Amount, the Discount Factor for Interest Rate Lock is 95% for any positive mark-to-market valuation of the Trust's rights under an Interest Rate Lock and 100% for any negative mark-to-market valuation of the Trust's rights under an Interest Rate Lock.



     (vii) the Trust will only enter into Interest Rate Swaps subject to the following conditions: (A) the counterparty to the swap transaction has a short-term rating of not less than the desired rating of the issue or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is equal to or higher than the desired rating of the issue; (B) the original aggregate notional amount of the Interest Rate Swap transaction(s) is not greater than the liquidation preference of the Preferred Shares originally issued; (C) the Interest Rate Swap transaction is marked-to-market daily by the swap counterparty; (D) the terms of the Interest Rate Swap agreement provides for its immediate termination if the Trust fails to maintain an aggregate discounted value at least equal to the APS Basic Maintenance Amount on 2 consecutive Valuation Dates; (E) the counterparty to the Interest Rate Swap agrees not to cause the Trust to file for Bankruptcy, voluntarily or involuntarily; and (F) for purposes of calculating the APS Basic Maintenance Amount, the Discount Factor for Interest Rate Swaps is 95% for any positive mark-to-market valuation of the Trust's rights under an Interest Rate Swap and 100% for any negative mark-to-market valuation of the Trust's rights under an Interest Rate Swap.



(b) For so long as shares of APS are rated by S&P, the Trust will not, unless it has received written confirmation from S&P that such action would not impair the rating then assigned to shares of APS by S&P (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of $10 million or an amount equal to 5% of the Market Value of the Trust's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate


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Discounted Value of S&P Eligible Assets to be less than the APS Basic
Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust, (v) reissue any APS previously purchased or redeemed by the Trust, (vi) merge or consolidate into or with any other Trust or entity, (vii) change the Pricing Service or
(viii) engage in reverse repurchase agreements.



A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise.



The Trust agrees to notify S&P with no less than 30 days' notification of: (i) any material changes to the Trust's organizational documents and material contracts, as determined by the Trust's officers, in their sole discretion, (ii) any redemptions of APS by the Trust, or (iii) any failed Auctions.



9. NOTICE. All notices or communications, unless otherwise specified in the Amended By-Laws of the Trust or these Amended By-Laws, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date 7 days after which such notice is mailed.



10. AUCTION PROCEDURES. (a) Certain definitions. As used in this paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:



(i)  "APS" means the shares of APS being auctioned pursuant to this paragraph
10.



(ii) "Auction Date" means the first Business Day preceding the first day of a Dividend Period.



(iii)  "Available APS" has the meaning specified in paragraph 10(d)(i) below.



(iv)  "Bid" has the meaning specified in paragraph 10(b)(i) below.



(v)  "Bidder" has the meaning specified in paragraph 10(b)(i) below.



(vi)  "Hold Order" has the meaning specified in paragraph 10(b)(i) below.



(vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to such shares by S&P (or if S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) and (ii) whether the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of APS as follows:



                                                PERCENTAGE OF    PERCENTAGE OF
              CREDIT RATINGS                   REFERENCE RATE   REFERENCE RATE
------------------------------------------------------------------------------
S&P........................................   No Notification     Notification
AA- or higher..............................               110%             150%
A- to A+...................................               125%             160%
BBB- to BBB+...............................               150%             250%
Below BBB-.................................               200%             275%



The Trust shall take all reasonable action necessary to enable S&P to provide a rating for each series of APS. If S&P shall not make such a rating available, UBS Warburg LLC or its affiliates and


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successors, after consultation with the Trust, shall select a nationally recognized statistical rating organization to act as a Substitute Rating Agency.



(viii)  "Order" has the meaning specified in paragraph 10(b)(i) below.



(ix)  "Sell Order" has the meaning specified in paragraph 10(b)(i) below.



(x) "Submission Deadline" means 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.



(xi)  "Submitted Bid" has the meaning specified in paragraph 10(d)(i) below.



(xii) "Submitted Hold Order" has the meaning specified in paragraph 10(d)(i) below.



(xiii)  "Submitted Order" has the meaning specified in paragraph 10(d)(i) below.



(xiv) "Submitted Sell Order" has the meaning specified in paragraph 10(d)(i) below.



(xv) "Sufficient Clearing Bids" has the meaning specified in paragraph 10(d)(i) below.



(xvi)  "Winning Bid Rate" has the meaning specified in paragraph 10(d)(i) below.



(b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.



(i) Unless otherwise permitted by the Trust, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of APS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:



(A)  each Beneficial Owner may submit to its Broker-Dealer information as to:



     (1) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;



     (2) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or



     (3) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and



(B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding shares, if any, of APS which each such Potential Beneficial Owner offers to purchase, provided that the


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Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.



For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause
(A)(2) or (B) of this paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this paragraph 10(b)(i) is hereinafter referred to as a "Sell Order". Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.



(ii)(A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:



     (1) the number of Outstanding shares of APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or (1) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or



     (2) a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.



(B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:



     (1)  the number of Outstanding shares of APS specified in such Sell Order;
     or



     (2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.



(C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:



     (1) the number of Outstanding shares of APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or



     (2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.



     (c)  Submission of Orders by Broker-Dealers to Auction Agent



     (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by


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     Beneficial Owners and as a Potential Holder in respect of shares subject to
     Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:



     (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);



     (B) the aggregate number of Outstanding shares of APS that are the subject of such Order;



     (C)  to the extent that such Bidder is an Existing Holder:



        (1) the number of Outstanding shares, if any, of APS subject to any Hold Order placed by such Existing Holder;



        (2) the number of Outstanding shares, if any, of APS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and



        (3) the number of Outstanding shares, if any, of APS subject to any Sell Order placed by such Existing Holder; and



     (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.



(ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.



(iii) If an Order or Orders covering all of the Outstanding shares of APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.



(iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding shares of APS held by such Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:



     (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of APS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of APS subject to such Hold Orders exceeds the number of Outstanding shares of APS held by such Existing Holder, the number of shares of APS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding shares of APS held by such Existing Holder;



     (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding shares of APS held by such Existing Holder over the number of shares of APS subject to any Hold Order referred to in paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of paragraph 10(c)(iv)(A) above and of the foregoing portion of this paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such


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     remaining number of shares); and the number of shares, if any, subject to
     Bids not valid under this paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and



     (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of APS held by such Existing Holder over the number of shares of APS subject to Hold Orders referred to in paragraph 10(c)(iv)(A) and Bids referred to in paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of APS subject to such Sell Orders is greater than such excess, the number of shares of APS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of APS equal to such excess.



(v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of APS therein specified.



(vi) Any Order submitted by a Beneficial Owner as a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.



(d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.



(i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order", a "Submitted Bid" or a "Submitted Sell Order", as the case may be, or as a "Submitted Order") and shall determine:



     (A) the excess of the total number of Outstanding shares of APS over the number of Outstanding shares of APS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");



     (B) from the Submitted Orders whether the number of Outstanding shares of APS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:



        (1) the number of Outstanding shares of APS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and



        (2) the number of Outstanding shares of APS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding shares of APS in clause (1) above and this clause (2) are each zero because all of the Outstanding shares of APS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and



     (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:



        (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of APS that are the subject of such Submitted Bids, and



        (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of APS that are the subject of such


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        Submitted Bids, would result in the number of shares subject to all
        Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available APS.



        (ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph 10(d)(i), the Auction Agent shall advise the Trust of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:



           (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;



           (B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of APS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or



           (C) if all of the Outstanding shares of APS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 40% of the Reference Rate (or 60% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of APS) on the date of the Auction.



     (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations made pursuant to paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:



(i) If Sufficient Clearing Bids have been made, subject to the provisions of paragraph 10(e)(iii) and paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:



     (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of APS that are the subject of such Submitted Sell Order or Submitted Bid;



     (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid;



     (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;



     (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid, unless the number of Outstanding shares of APS subject to all such Submitted Bids shall be greater than the number of Outstanding shares of APS ("Remaining Shares") equal to the excess of the Available APS over the number of Outstanding shares of APS subject to Submitted Bids described in paragraph 10(e)(i)(B) and paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of APS, but only in an amount equal to the difference between (1) the number of Outstanding shares of APS then held by such Existing Holder subject to such Submitted Bid


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     and (2) the number of shares of APS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of APS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and



     (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding shares of APS obtained by multiplying (x) the difference between the Available APS and the number of Outstanding shares of APS subject to Submitted Bids described in paragraph 10(e)(i)(B), paragraph 10(e)(i)(C) and paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of APS subject to such 74 Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.



(ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of APS are subject to Submitted Hold Orders), subject to the provisions of paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:



     (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid;



     (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding shares of APS that are the subject of such Submitted Bid; and



     (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of APS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of APS obtained by multiplying (x) the difference between the Available APS and the aggregate number of Outstanding shares of APS subject to Submitted Bids described in paragraph 10(e)(ii)(A) and paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of APS subject to all such Submitted Bids and Submitted Sell Orders.



(iii) If, as a result of the procedures described in paragraph 10(e)(i) or paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of APS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of APS.



(iv) If, as a result of the procedures described in paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate shares of APS for purchase among Potential Holders so that only whole shares of APS are purchased on such Auction


--------------------------------------------------------------------------------
 102

--------------------------------------------------------------------------------


Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of APS on such Auction Date.



(v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding shares of APS to be purchased and the aggregate number of the Outstanding shares of APS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of APS



(f) Miscellaneous. The Trust may interpret the provisions of this paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of APS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of APS only pursuant to a Bid or Sell Order in accordance with the procedures described in this paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of APS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Trust nor any Affiliate shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate shall not sell, transfer or otherwise dispose of shares of APS to any Person other than the Trust. All of the Outstanding shares of APS of a series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Trust's option and upon its receipt of such documents as it deems appropriate, any shares of APS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.



11. SECURITIES DEPOSITORY; STOCK CERTIFICATES. (a) If there is a Securities Depository, one certificate for all of the shares of APS of each series shall be issued to the Securities Depository and registered in the name of the Securities Depository or its nominee. Additional certificates may be issued as necessary to represent shares of APS. All such certificates shall bear a legend to the effect that such certificates are issued subject to the provisions restricting the transfer of shares of APS contained in these Amended By-Laws. Unless the Trust shall have elected, during a Non-Payment Period, to waive this requirement, the Trust will also issue stop-transfer instructions to the Auction Agent for the shares of APS. Except as provided in paragraph (b) below, the Securities Depository or its nominee will be the Holder, and no Beneficial Owner shall receive certificates representing its ownership interest in such shares.



(b) If the Applicable Rate applicable to all shares of APS of a series shall be the Non-Payment Period Rate or there is no Securities Depository, the Trust may at its option issue one or more new certificates with respect to such shares (without the legend referred to in paragraph 11(a)) registered in the names of the Beneficial Owners or their nominees and rescind the stop-transfer instructions referred to in paragraph 11(a) with respect to such shares.


--------------------------------------------------------------------------------

                EATON VANCE INSURED FLORIDA MUNICIPAL BOND FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                            , 2003


                             ---------------------

                      INVESTMENT ADVISER AND ADMINISTRATOR
                             Eaton Vance Management
                                255 State Street
                                Boston, MA 02109

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                   PFPC Inc.
                                 P.O. Box 43027
                           Providence, RI 02940-3027
                                 (800) 331-1710

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                              200 Berkeley Street
                                Boston, MA 02116

--------------------------------------------------------------------------------

Part C

OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements:

     Included in Part A:

        Financial Highlights

     Included in Part B:

        Independent Auditor's Report
        Statement of Assets and Liabilities as of November 14, 2002
        Notes to Financial Statement
        Schedule of Portfolio Investments (Unaudited) as of December 31, 2002 Financial Highlights (Unaudited) as of December 31, 2002
        Statement of Assets and Liabilities (Unaudited) as of December 31, 2002 Statement of Operations (Unaudited) for the period ending December 31, 2002
        Statement of Change in Net Assets (Unaudited) for the period ending December 31, 2002
        Notes to Financial Statements (Unaudited) as of December 31, 2002

(2)  Exhibits:


(a) (1) Agreement and Declaration of Trust dated October 3, 2002 is incorporated herein by reference to the Registrant's Initial
         Registration Statement on Form N-2 (File Nos. 333-100440 and
         811-21222) as to the Registrant's Common Shares of Beneficial Interest ("Common Shares") filed with the
         Securities and Exchange Commission (the "Commission") on
         October 9, 2002 (Accession No. 0000898432-02-000692)
         ("Initial Common Shares Registration Statement").
    (2)  Amendment to Agreement and Declaration of Trust dated
         October 14, 2002 incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 to the Initial
         Common Shares Registration Statement filed with the
         Commission on October 25, 2002 (Accession No.
         0000950135-02-004625) ("Pre-Effective Amendment No. 1 to the
         Initial Common Shares Registration Statement").
(b) (1) By-Laws are incorporated herein by reference to the Registrant's Initial Common Shares Registration Statement.
    (2) Amendment to By-Laws dated October 14, 2002 incorporated herein by reference to the Registrant's Pre-Effective
         Amendment No. 1 to the Initial Common Shares Registration
         Statement.
    (3)  Form of Amended By-Laws filed herewith as Appendix E to
         Registrant's Statement of Additional Information contained in this registration statement and incorporated herein by reference.
    (4)  Amendment to By-Laws dated January 2, 2003 filed herewith.
(c)      Not applicable.
(d) (1)  Form of Specimen Certificate for Common Shares of Beneficial
         Interest incorporated herein by reference to the Registrant's Initial Common Shares Registration Statement.


--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------

    (2)  Form of Specimen Certificate of Series A Auction Preferred
         Shares incorporated herein by reference to the Registrant's
         Initial Registration Statement on Form N-2 (File Nos.
         333-101752 and 811-21222) as to Registrant's Auction
         Preferred Shares ("APS") filed with the Commission on December 10, 2002 (Accession No. 0000898432-02-000884)
         ("Initial APS Registration Statement").
(e) Dividend Reinvestment Plan is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 2 to the Initial Common Shares Registration Statement filed with the Commission on November 22, 2002 (Accession No.
         0000950135-02-005222) ("Pre-Effective Amendment No. 2 to the
         Initial Common Shares Registration Statement").
(f)      Not applicable.
(g) (1) Investment Advisory Agreement dated October 21, 2002 is incorporated herein by reference to Pre-Effective Amendment
         No. 1 to the Initial Common Shares Registration Statement.
    (2) Expense Reimbursement Arrangement is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Initial
         Common Shares Registration Statement.
(h) (1)  Form of Underwriting Agreement as to Registrant's Common
         Shares is incorporated herein by reference to Pre-Effective
         Amendment No. 2 to the Initial Common Shares Registration
         Statement.
    (2)  Form of Master Agreement Among Underwriters as to
         Registrant's Common Shares is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Initial
         Common Shares Registration Statement.
    (3)  Form of Additional Compensation Agreement as to Registrant's
         Common Shares is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Initial Common Shares
         Registration Statement.
    (4)  Form of Master Selected Dealers Agreement as to Registrant's
         Common Shares is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Initial Common Shares
         Registration Statement.
    (5)  Form of Underwriting Agreement as to Registrant's Auction
         Preferred Shares filed herewith.
    (6)  Form of Master Agreement Among Underwriters as to
         Registrant's Auction Preferred Shares is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Initial
         Common Shares Registration Statement.
    (7)  Form of Master Selected Dealers Agreement as to Registrant's
         Auction Preferred Shares is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Initial Common
         Shares Registration Statement.
(i)      The Securities and Exchange Commission has granted the
         Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its Independent Trustees. See in the matter of Capital Exchange
         Fund, Inc., Release No. IC-20671 (November 1, 1994).
(j) (1)  Master Custodian Agreement with Investors Bank & Trust
         Company dated October 21, 2002 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Initial
         Common Shares Registration Statement.
    (2)  Extension Agreement dated August 31, 2000 to Master
         Custodian Agreement with Investors Bank & Trust Company filed as Exhibit (g)(4) to Post-Effective Amendment No. 85 of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) filed with the Commission on January 23, 2001 (Accession No.
         0000940394-01-500027) and incorporated herein by reference.

--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------

    (3)  Delegation Agreement dated December 11, 2000, with Investors
         Bank & Trust Company filed as Exhibit (j)(e) to the Eaton
         Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos.
         333-32267, 811-05808) filed April 3, 2002 (Accession No.
         0000940394-01-500126) and incorporated herein by reference.
(k) (1) Amendment to the Transfer Agency and Services Agreement dated October 21, 2002 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Initial Common
         Shares Registration Statement.
    (2)  Transfer Agency and Services Agreement dated December 21,
         1998 filed as Exhibit (k)(2) to Pre-Effective Amendment No.
         1 of Eaton Vance Insured New York Municipal Bond Fund (File
         Nos. 333-92200 and 811-21148) filed July 26, 2002 (Accession
         No. 0000950135-02-003435) and incorporated herein by reference.
    (3) Administration Agreement dated October 21, 2002 is incorporated herein by reference to Pre-Effective Amendment
         No. 1 to the Initial Common Shares Registration Statement.
    (4) Form of Shareholder Servicing Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Initial Common Shares Registration Statement.
    (5)  Form of Auction Agreement between Registrant and the Auction
         Agent as to Registrant's Auction Preferred Shares filed herewith.
    (6)  Form of Broker-Dealer Agreement as to Registrant's Auction
         Preferred Shares filed herewith.
    (l)  Opinion and Consent of Kirkpatrick & Lockhart LLP as to
         Registrant's Auction Preferred Shares filed herewith.
(m)      Not applicable.
(n)      Consent of Independent Auditors filed herewith.
(o)      Not applicable.
(p) Letter Agreement with Eaton Vance Management is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Initial Common Shares Registration Statement.
(q)      Not applicable.
(r)      Code of Ethics adopted by Eaton Vance Corp., Eaton Vance
         Management, Boston Management and Research, Eaton Vance
         Distributors, Inc. and the Eaton Vance Funds effective
         September 1, 2000, as revised June 4, 2002, filed as Exhibit
         (p) to Post-Effective Amendment No. 45 of Eaton Vance
         Investment Trust (File Nos, 33-1121, 811-4443) filed July
         24, 2002 (Accession No. 0000940394-02-000462) and
         incorporated herein by reference.
(s) Power of Attorney incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 to the Initial
         Common Shares Registration Statement.

ITEM 25.  MARKETING ARRANGEMENTS

See Form of Underwriting Agreement filed herewith.

--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:


Registration and Filing Fees................................  $ 2,070
National Association of Securities Dealers, Inc. Fees.......        0
Rating Agency Fees..........................................   19,906
Costs of Printing and Engraving.............................   12,588
Accounting Fees and Expenses................................   10,000
Legal Fees and Expenses.....................................   18,706
                                                              -------
Total.......................................................  $63,270
                                                              -------


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of December 31, 2002 of each class of securities of the Registrant:


                                                                     NUMBER OF
TITLE OF CLASS                                                  RECORD HOLDERS
------------------------------------------------------------------------------
Common Shares of Beneficial Interest, par value $0.01 per
  share.....................................................          6
Series A Auction Preferred Shares, par value $0.01 per
  share.....................................................          0
Series B Auction Preferred Shares, par value $0.01 per
  share.....................................................          0


ITEM 29.  INDEMNIFICATION

The Registrant's By-Laws and the Underwriting Agreement filed in the Trust's Initial Common Shares Registration Statement contain and the form of Underwriting Agreement filed herewith contains provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption "Investment Advisory and Other Services" in the Statement of Additional information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  UNDERTAKINGS

1. The Registrant undertakes to suspend offering of Preferred Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.  Not applicable.

3.  Not applicable.

4.  Not applicable.

5.  The Registrant undertakes that:

    a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

    b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------

Notice

A copy of the Agreement and Declaration of Trust of Eaton Vance Insured Florida Municipal Bond Fund is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------

Signatures


Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 10th day of January 2003.


                                          EATON VANCE INSURED
                                          FLORIDA MUNICIPAL BOND FUND

                                          By:      /s/ THOMAS J. FETTER*
                                            ------------------------------------
                                                      Thomas J. Fetter
                                                         President

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                     SIGNATURE                                    TITLE                     DATE
------------------------------------------------------------------------------------------------------
               /s/ THOMAS J. FETTER*                 President and Principal          January 10, 2003
---------------------------------------------------  Executive Officer
                 Thomas J. Fetter

              /s/ JAMES L. O'CONNOR*                 Treasurer and Principal          January 10, 2003
---------------------------------------------------  Financial and Accounting
                 James L. O'Connor                   Officer

            /s/ JESSICA M. BIBLIOWICZ*               Trustee                          January 10, 2003
---------------------------------------------------
               Jessica M. Bibliowicz

               /s/ DONALD R. DWIGHT*                 Trustee                          January 10, 2003
---------------------------------------------------
                 Donald R. Dwight

               /s/ JAMES B. HAWKES*                  Trustee                          January 10, 2003
---------------------------------------------------
                  James B. Hawkes

             /s/ SAMUEL L. HAYES, III*               Trustee                          January 10, 2003
---------------------------------------------------
               Samuel L. Hayes, III

               /s/ NORTON H. REAMER*                 Trustee                          January 10, 2003
---------------------------------------------------
                 Norton H. Reamer

                /s/ LYNN A. STOUT*                   Trustee                          January 10, 2003
---------------------------------------------------
                   Lynn A. Stout

              *By: /s/ ALAN R. DYNNER
   ---------------------------------------------
       Alan R. Dynner (As attorney-in-fact)


--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------

INDEX TO EXHIBITS


(b) (4)  Amendment to By-Laws dated January 2, 2003.
(h) (5)  Form of Underwriting Agreement as to Registrant's Auction
         Preferred Shares.
(k) (5)  Form of Auction Agreement between Registrant and the Auction
         Agent as to Registrant's Auction Preferred Shares.
    (6)  Form of Broker-Dealer Agreement as to Registrant's Auction
         Preferred Shares.
(l)      Opinion and Consent of Kirkpatrick & Lockhart LLP as to
         Registrant's Auction Preferred Shares.
(n)      Consent of Independent Auditors.